                                  EQUI-SELECT
                                      SERIES TRUST


                                      SEMI
                                     ANNUAL
                                     REPORT

                                 [Watch Graphic]

                               SEMI ANNUAL REPORT

                                 JUNE 30, 1998

Equi-Select Series Trust
Semi Annual Report
For the Period Ending June 30, 1998

                               Table of Contents

Letter of Contract Owners...................................    1

Management's Discussion and Analysis........................    2

Equi-Select Series Trust Financial Statements
      Portfolios of Investments.............................   11
      Statements of Assets and Liabilities..................   30
      Statements of Operations..............................   32
      Statements of Changes in Net Assets...................   34
      Financial Highlights..................................   36
      Notes to Financial Statements.........................   45

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.

                                                                 August 14, 1998

LETTER TO CONTRACT HOLDERS

Dear Contract Holders:

We are pleased to present the 1998 Semi-Annual Report of the Equi-Select Series Trust (the "Trust"). The following report provides information about the performance and financial position of the portfolios in the Trust.

During the first six months of 1998, the net assets of the Trust increased 71% to end the period at $1.4 billion. This increase can be attributed to new investment by contract holders and strong investment returns.

The U.S. stock market continued to generate strong returns during the first half of 1998. However, performance varied significantly across different sectors of the market:

     - Large company stocks provided the highest returns during the six-month period. The Standard & Poors 500 Index (an index of large-cap stocks) had a total return of 17.71%. The Russell 2000 Index (an index of small-cap stocks) had a total return of only 4.93% over the same period.

     - Aggressive, growth-oriented stocks had significantly higher returns than more conservative, value-oriented stocks. During the first half of the year, the Standard & Poors 500/Barra Growth Index had a total return of 23.07%. The Standard & Poors 500/Barra Value Index returned only 12.13%.

Over short periods of time, different sectors of the market can produce significantly different returns. Consequently, investment portfolios can also produce substantially different returns. When you evaluate the performance of a portfolio, it is important to understand its investment strategy. It is also important to focus on performance over longer periods.

Through your variable annuity contract, you have access to many portfolio managers with extensive investment experience. We believe that these managers can provide superior investment results over time.

On August 14, 1998, the Trust was consolidated into The GCG Trust. Your investment options will not change significantly as a result of this action. For most portfolios, a very similar portfolio will be available in the GCG Trust. For additional information about the portfolios in the GCG Trust, please refer to the current prospectus for your contract and the GCG Trust.

We are committed to providing quality products and services to contract owners, and we look forward to helping you meet your financial objectives. Thank you for your continued support.

                                   Sincerely,

                                   /s/ Fred S. Hubbell

                                   Fred S. Hubbell
                                   President and Chairman
                                   Equi-Select Series Trust

                             MONEY MARKET PORTFOLIO
                                 JUNE 30, 1998


The Money Market Portfolio (the "Portfolio") seeks to achieve maximum current income, consistent with the preservation of capital and the maintenance of liquidity. The Portfolio had a total return of 2.52% for the six months ended June 30, 1998.

Over the past six months, there have been many conflicting signals regarding the direction of interest rates. This has created interesting challenges for money market managers.

In the first week of January, short-term interest rates declined by approximately 0.25%. This occurred because investors thought the Asian financial crisis would cause the U.S. economy to slow down. They expected the Federal Reserve Board (the "Fed") to maintain or lower the discount rate.

During the first quarter, economic growth appeared to be much stronger than expected. Many investors feared the Fed would increase the discount rate, and short-term interest rates increased by more than 0.30% in late-January and February.

At its meeting in March, the Fed signaled a bias toward increasing the discount rate. However, the Fed said that continuing financial problems in Asia have kept the Fed from doing so.

Since the beginning of March, short-term interest rates have been very stable. They have varied within a 0.10% to 0.15% range, as investors reacted to the latest information about the economy, inflation, or the financial crisis in Asia.

At the beginning of the year, the Portfolio had an average maturity of approximately 45 days. For a short time, the Portfolio Manager extended the average maturity of the Portfolio. However, this strategy was reversed as interest rates appeared to be heading upward.

For most of the six-month period, the Portfolio Manager has been reducing the average maturity. He thought this strategy was prudent, given the uncertain interest rate environment. At the end of June, the Portfolio had an average maturity of approximately 35 days.

                                                 ING INVESTMENT MANAGEMENT LLC

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                    5.12%
SINCE INCEPTION*          5.08%

* The Portfolio commenced operations on October 4, 1994.

INVESTMENT IN THE MONEY MARKET PORTFOLIO (OR IN ANY OTHER PORTFOLIO) IS NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TOP TEN ISSUERS
AS A PERCENTAGE OF INVESTMENTS

      Daimler-Benz Aktieng                              5.1%
      Eastman Kodak Inc.                                4.8%
      Bell South Telephone Company                      4.8%
      Du Pont (E.I.) de Nemours & Company               4.8%
      International Business Machines Credit Corp.      4.6%
      Household Financial Corporation                   4.6%
      Caterpillar Financial Services Corporation        4.6%
      Sweden (Kingdom of)                               4.2%
      Eksportsfinans A/S                                4.1%
      Toys-R-Us Inc.                                    3.9%

                      MORTGAGE-BACKED SECURITIES PORTFOLIO
                                 JUNE 30, 1998

The Mortgage-Backed Securities Portfolio (the "Portfolio") seeks to obtain a high current return, consistent with the safety of principal. For the six months ended June 30, 1998, the Portfolio generated a total return of 2.95%. Over the same period, the Lehman Brothers Mortgage-Backed Securities Index (the "benchmark") had a total return of 3.38%.

During the first six months of 1998, interest rates were very low. The average yield on 10-year U.S. Treasury securities was 5.55%, the lowest six-month average since the early 1960's.

When interest rates are low, many consumers have an incentive to re-finance their mortgages. The original mortgage is prepaid, and a new loan is issued. In 1998, mortgage pre-payments have been at an all-time high.

Pre-payments hurt the performance of mortgage-backed securities. The Portfolio Manager is forced to re-invest the proceeds. Because interest rates have declined, the new investment will have a lower yield than the instrument that was prepaid.

For this reason, returns on mortgage-backed securities were very weak relative to other sectors of the fixed income market. Over the six-month period, the Lehman Brothers Treasury and Corporate indices produced returns of 4.20% and 4.15%, respectively.

Prepayments continue to be very high. During the period, a significant percentage of the Portfolio was invested in higher-coupon mortgage-backed securities. When interest rates are low, higher-coupon instruments tend to pre-pay at faster rates.

Diversification requirements preclude the Portfolio from investing entirely in mortgage-backed securities. As a result, approximately 25-30% of the portfolio is normally invested in U.S. Treasury and/or corporate debt securities. This exposure had a positive impact on performance, as both of these sectors provided higher returns than mortgages.

                                                   ING INVESTMENT MANAGEMENT LLC

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                    7.28%
SINCE INCEPTION*          7.91%

* The Portfolio commenced operations on October 4, 1994.

DISTRIBUTION BY ISSUER
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

Corporate Bonds and Notes          2.4%
Country Wide Funding Corp.         3.4%
U.S. Treasury Notes               10.2%
Short Term Investments            10.8%
Govt. National Mortgage Assoc.    19.7%
Federal National Mortgage Assoc.  25.0%
Federal Home Loan Mortgage Corp.  28.5%

                      INTERNATIONAL FIXED INCOME PORTFOLIO
                                 JUNE 30, 1998

The International Fixed Income Portfolio (the "Portfolio") seeks to provide a high total return. During the six months ended June 30, 1998, the Portfolio had a total return of 2.98%. Over the same period, the Merrill Lynch Global Government Bond Index II (the "benchmark") had a total return of 2.88%.

In local currency terms, bond market returns were strong during the first half of the year. Returns are significantly lower when they are translated into U.S. dollars, because the U.S. dollar strengthened against most major currencies.

The United Kingdom was the best performing market this year. Monetary and fiscal policies have been tight, new bond issues have been infrequent, and institutional funds in the United Kingdom have shifted a greater percentage of their assets into the bond market. The Merrill Lynch U.K. Gilt Index gained 5.89% in local currency terms, and 7.36% in U.S. dollar terms.

Returns in Japan were poor, primarily due to the devaluation of the Yen. The Merrill Lynch Japanese Government Index returned 2.73% in local currency terms, but lost 3.76% in U.S. dollar terms.

During the first six months of the year, the Portfolio was overweighted in Europe and underweighted in Japan. In the United Kingdom, the average duration of the Portfolio was longer than that of the benchmark. All of these decisions have helped performance.

At the end of June, the Portfolio was focused on Europe, with 59% of its investments located there. Growth in Europe is modest, inflation is declining, fiscal policy is tight, and real yields are high.

In terms of currency exposure, the Portfolio is overweighted in the U.S. dollar and underweighted in the Japanese Yen. We believe that the Yen will weaken significantly over the next few months.

As of June 30, the Portfolio had an average duration of approximately 5.4 years, and its average credit quality was AA+. The benchmark has very similar characteristics.

The case for global bonds remains the same as it has for the last few years. It becomes harder and harder to forecast more than moderate world economic growth. Since inflation is declining, real yields are consequently very high for bonds.

Supply/demand trends are also very favorable. With budget surpluses developing and debt repayment possible, the net new issuance of high quality government bonds has lessened. At the same time, demand is increasing as individuals increase their rate of savings. This trend is supported by the aging world population.

                                       BARING INTERNATIONAL INVESTMENT LIMITED


AVERAGE ANNUAL TOTAL RETURN

1 YEAR                     4.02%
SINCE INCEPTION*           6.81%

* The Portfolio commenced operations on October 4, 1994.

DISTRIBUTION BY COUNTRY
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

Australia                                5.3%
Sweden                                   5.5%
Netherlands                             12.5%
Other Countries                         15.0%
United Kingdom                          15.0%
Germany                                 17.0%
United States                           29.7%

                                 OTC PORTFOLIO

                                 JUNE 30, 1998

The primary objective of the OTC Portfolio (the "Portfolio") is to obtain long-term growth of capital. For the six months ended June 30, 1998, the Portfolio provided a total return of 17.13%. This compares to a 9.13% return for the Russell Midcap Index and a 4.93% return for the Russell 2000 Index.

The Portfolio was again the beneficiary of gains by some of its largest holdings. Gemstar International Group Ltd., which creates navigational software for consumer electronics and Ascend Communications Inc., a data networking company, are approaching 80% -- 100% returns for the year to date.

Another top performer was a newly established position. Computer Learning Center Inc., an educational services company, posted a return of over 100% in the second quarter. Synopsis Inc., an electronic design company, posted a return of 40% in the second quarter. Together, these four holdings resulted in a 4% gain to the portfolio during the second quarter.

The Portfolio also benefited from buyouts of several companies: Viking Office Products was purchased by Office Depot, Inc., Mariner Health Group, Inc., was purchased by Paragon Health Network, Inc., and Giant Food Inc. was purchased by a French company during the period.

Smaller technology and healthcare holdings underperformed for the period. The decline in energy prices also impacted holdings in the oil services area, but this is viewed as an opportunistic time to add to this sector.

During the period a number of changes were made to the Portfolio. Weightings were decreased in a number of the larger technology and leisure holdings, due mostly to extremely strong performance. The Portfolio benefited from the above mentioned buyouts and these positions were sold.

The net result of these changes has been a reduction in the technology and retail weightings during the period. Weightings have been increased in the energy sector with the belief that oil prices will rise and that the valuation of the oil service stocks will significantly increase over the next six to twelve months.

Our outlook for the rest of the year is mixed. The recent divergence in the performance of large and mid-cap markets suggest tremendous opportunities in the mid-cap arena. However, liquidity and capitalization are clearly important to the investors of today, so the closure of the "gap" cannot be taken for granted.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                    29.06%
SINCE INCEPTION*          24.50%

* The Portfolio commenced operations on October 4, 1994.

DISTRIBUTION BY INDUSTRY
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

Medical Supplies                                   5.6%
Short Term Investments                             6.0%
Retail                                             6.5%
Media                                              8.1%
Technology                                         8.2%
Communication                                     11.6%
Computer Industry                                 22.6%
Other Equity Securities                           31.4%

                               RESEARCH PORTFOLIO
                                 JUNE 30, 1998

The Research Portfolio (the "Portfolio") seeks long-term growth of capital and future income. For the six months ended June 30, 1998, the Portfolio provided a total return of 17.50%. This compares to a return of 17.71% for the Standard & Poors 500 Index (the "S&P 500") and 9.13% for the Russell Midcap Index.

The Portfolio's performance relative to the S&P 500 over the past six months can be attributed to its relative overweighting in the technology, retailing and business services sectors.

The Portfolio's weighting in the energy sector was increased over the past six months. As Asian economies fell in the latter part of 1997, demand for oil dropped, and oil prices plummeted. During 1998, oil-related stocks have underperformed the market by a significant margin.

When oil prices recover, oil companies with internal catalysts should benefit greatly. The Portfolio invested in blue chip oil companies such as Chevron Corporation, Texaco Inc., and British Petroleum Corporation where the risk/reward trade-off has become very attractive recently, and where all methods of valuation appear favorable relative to the market.

Over the past six months the weighting in the healthcare sector was also increased. Within this sector, the Portfolio is overweighted in medical services, managed care and pharmaceutical companies. In the managed care industry, the Portfolio Manager believes that the cycle has finally turned after years of poor pricing. This should translate into substantial margin expansion for these companies over the next two to three years.

The Portfolio remained significantly overweighted in the technology sector. The concentration in this sector shifted toward those companies that participate in the high-end product market, where demand has remained strong, and where strong secular growth opportunities are evident.

Positions were trimmed in more commodity-type technology names that are more likely to be impacted by the continuing turmoil in Southeast Asia. Microsoft Corporation continued to be the top holding in the Portfolio and performed exceptionally well over the first half of 1998 as the company introduced new products and posted strong earnings.

The Portfolio continued to overweight retailing, where companies such as Rite Aid Corporation, Home Depot Inc., and Safeway Inc. enhanced returns. The financial services sector remained overweighted as well. Companies in this industry continued to benefit from corporate cost cutting, consolidation, slow growth and low inflation.
                                   MASSACHUSETTS FINANCIAL SERVICES COMPANY

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                    25.16%
SINCE INCEPTION*          24.98%

* The Portfolio commenced operations on October 4, 1994.

TOP TEN INDUSTRIES
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

Electronics.....................  4.5%
Banking and Finance.............  4.3%
Health Care and Services........  4.3%
Aerospace and Defense...........  3.9%
Computer Industry............... 10.5%
Retail..........................  7.4%
Insurance.......................  6.8%
Oil and Gas.....................  6.7%
Chemicals and Allied Products...  6.0%
Financial Services..............  5.7%

                             TOTAL RETURN PORTFOLIO
                                 JUNE 30, 1998

The Total Return Portfolio (the "Portfolio") seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital.

For the six months ended June 30, 1998 the Portfolio provided a total return of 8.01%. Over the same period, the Standard and Poor's 500 Index ("S&P 500") had a total return of 17.71%, and the Lehman Brothers Government/Corporate Bond Index ("Lehman") had a total return of 4.17%. The benchmark for the Portfolio (60% S&P 500, 40% Lehman) had a six month return of 12.22%.

The Portfolio's allocation between stock, bonds and convertibles remained conservative relative to the balanced fund peer group. For most of the period, the Portfolio's equity weighting remained at about 54%.

In selecting stocks, the Portfolio Manager looks for large companies that he believes are incorrectly priced by the market. Holdings are believed to have the potential for double-digit returns over time with less downside risk than the average stock in the S&P 500. The Portfolio seeks to provide above-average income and to give investors a reasonable opportunity for capital appreciation while maintaining a low level of volatility and consistency of returns.

Financial services companies possess many of these traits. Their valuations relative to the S&P 500 are low, but their earnings are higher than that of the average company. Earnings growth is in double digits, and their yields are good. With the consolidation that is occurring in the industry, the Portfolio Manager believes this is an attractive sector.

Attractive valuations have been identified in the utilities and telecommunications sectors as well. In telecommunications, there is the added benefit of consolidation and attractive long-term growth rates.

While many stock picks have helped performance in the aforementioned sectors, energy stocks have not performed that well over the last six months as prices have slipped. Due to fears of over-supply, utility stocks have also been out of favor.

On the bond side, the Portfolio's allocation is overweighted in the corporate sector. Going forward, the Portfolio Manager believes interest rates will remain low. Therefore, the duration, or sensitivity to changes in interest rates, is slightly longer than that of the benchmark.

Looking ahead, we think that long-term fundamentals look fine and that corporate America is in good shape. However, there has been a deceleration in the growth in the S&P 500 over the last several months. Still, stock prices continued to go up. At these levels, stocks can not afford negative surprises.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY


AVERAGE ANNUAL TOTAL RETURN

1 YEAR                     17.52%
SINCE INCEPTION*           17.40%

* The Portfolio commenced operations on October 4, 1994.


DISTRIBUTION BY ASSET TYPE
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

U.S. Treasury Securities      12.5%
Short Term Investments        10.7%
Mortgage-Backed Securities     3.3%
Other Investments              1.7%
Common Stock                  52.3%
Corporate Bonds and Notes     19.5%

                              ADVANTAGE PORTFOLIO
                                 JUNE 30, 1998

The Advantage Portfolio (the "Portfolio") seeks current income with a very low degree of share-price fluctuation. For the six months ended June 30, 1998, the Portfolio had a total return of 2.85%. The Salomon Brothers 1-Year Treasury Index (the "benchmark") had a return of 2.84%.

The benchmark is comprised of U.S. Treasury Securities. In comparison, the Portfolio is comprised of corporate and mortgage-backed holdings as well as treasury securities. During the first six months of 1998, short-term and intermediate treasury rates fell slightly. Corresponding interest rates on corporate and mortgage-backed securities markets fell also, but not as much as the treasuries. Thus, all sectors under performed relative to treasuries during this time period.

The Portfolio reduced its exposure to the below-investment-grade sector during the first six months of 1998. This was accomplished by selling one below-investment-grade position. The Portfolio also reduced its effective maturity to approximately 150 days on average during the first half of the year.

The average credit rating of the Portfolio was also increased by purchasing a larger than normal percentage of first tier commercial paper. This allowed the Portfolio to have upside potential for corporate securities in the event the market had improved. In addition, the Portfolio was able to maintain a safety net with the shorter maturity structure.

                                                  ING INVESTMENT MANAGEMENT LLC


AVERAGE ANNUAL TOTAL RETURN

1 YEAR                     5.68%
SINCE INCEPTION*           6.64%

* The Portfolio commenced operations on October 4, 1994.


DISTRIBUTION BY ASSET TYPE
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

U.S. Treasury Securities            10.8%
Govt. Agency Securities              6.0%
Other Investments                    4.3%
Commercial Paper                    50.3%
Corporate Debt                      28.6%

                            VALUE + GROWTH PORTFOLIO
                                 JUNE 30, 1998

The objective of the Value + Growth Portfolio (the "Portfolio") is capital appreciation. The Portfolio's strategy is to buy securities that exhibit favorable relationships between growth rates and price to earnings ratios in sectors offering above average growth potential.

For the six months ended June 30, 1998, the Portfolio produced a return of 17.47%. Over the same period, the Standard & Poors 500 Index and Russell Midcap Index had returns of 17.71% and 9.13%, respectively.

The first half of 1998 was very positive for the Portfolio. Many of the same market trends apparent in late 1997 carried over into the first half of 1998. After a brief respite, Asia's economic woes became front-page news again, driving investors toward the perceived stability of blue-chip companies. As a result, large-cap stocks generally outperformed small-cap shares.

The Portfolio Manager believes that the aging of the baby boomers will increase demand for several goods and services well into the next decade. Americans in the 45 to 54 age range, now the fastest-growing segment of the U.S. population, are in their peak income and discretionary spending period. This should bode well for the retail sector over the next several years.

Aging boomers will place increasing emphasis on quality entertainment, positioning companies such as Time Warner Inc. and Comcast Corporation for continuing profit improvements well into the next decade. Financial services companies such as Merrill Lynch and Company Inc. should also benefit as baby boomers save for retirement and college educations for their children.

Finally, the healthcare industry stands to be the most direct beneficiary of an aging U.S. population. Stocks in these areas -- healthcare, retailing, entertainment and financial services -- collectively make up the bulk of the Portfolio's assets.

After a strong first quarter, many of the Portfolio's technology companies weakened in May and early June. Investors have been concerned about the slowing demand for personal computers and semiconductors in Asia.

Several technology companies were challenged by inventory reductions at many of their customers over the first six months of 1998. However, the Portfolio Manager believes most of this burdensome inventory has been depleted with the end of the June quarter.

Inventory cycles are typical of the technology industry. The Portfolio Manager believes that the technology sector is ready to surge with several new products coming to market in the last half of 1998 -- just as it did in the last half of 1996.

We have a very positive outlook for the stock market in the months ahead. Assuming the current trends of low inflation and interest rates remain in place, the macroeconomic environment should remain favorable for equities. We will continue to seek reasonably valued growth companies that are in the best position to profit from current and expected investment trends.

                                               ROBERTSON, STEPHENS & COMPANY
                                                 INVESTMENT MANAGEMENT, L.P.

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                   17.87%
SINCE INCEPTION*         22.21%

* The Portfolio commenced operations on April 1, 1996.

DISTRIBUTION BY INDUSTRY
AS A PERCENTAGE OF INVESTMENTS

              [PIE CHART]

Drugs and Health Care Services........  18.8%
Financial Services..................... 16.9%
Computer Components, Software
  and Services......................... 16.1%
Consumer Specialty Retail.............. 15.1%
Electronics............................  6.4%
Other Equity Securities................ 26.7%

                           GROWTH & INCOME PORTFOLIO
                                 JUNE 30, 1998

The Growth & Income Portfolio (the "Portfolio") seeks high long-term total returns. The Portfolio invests primarily in small and mid-cap companies. However, the Portfolio Manager tries to reduce risk by investing in convertible bonds and other income-producing securities.

For the six months ended June 30, 1998, the Portfolio provided a total return of 9.88%. The Russell Midcap Index and Russell 2000 Index had total returns of 9.13% and 4.93%, respectively.

The flexible, bottom-up approach is based on value recognition and trend analysis. The Portfolio Manager looks for well-managed companies with improving fundamentals that are positioned for growth. The formula for long-term success also includes a disciplined approach to risk.

Holdings will be broadly diversified among many sectors and stocks. The Portfolio will typically maintain a 10-25 percent income producing component to moderate volatility and provide income.

Although cash flows into the U.S. stock market remained heavy, small-cap money managers were penalized as investors rushed from small-cap to large-cap stocks and liquidity poured into the market. However, the Portfolio Manager still believes that the environment for small to mid-cap stocks remains attractive.

The Portfolio remains overweighted in the cable, communication and technology industries. Among the strongest performers during the first half were the cable-television stocks, which benefited from increased merger-and-acquisition activity and other trends.

Tele-Communication International, Inc., (a majority-owned subsidiary of TCI Group) performed well as AT&T Corporation announced plans to acquire TCI. The proposed deal has fueled TCI's shares and propelled many other cable stocks.

The Portfolio Manager also believes that selective internet stocks are attractive. Such is the case with Egghead.com (formerly Egghead, Inc.). Egghead.com, previously a retailer of PC hardware, software, peripherals and accessories, recently announced plans to close all 80 retail stores to become an Internet-only commerce company. This should help the company meet its objective of reducing headquarter personnel and distribution costs.

Healthcare also comprises a substantial portion of the Portfolio. Although healthcare and biotech stocks did not perform as well as expected during the second quarter, the Portfolio Manager believes that these holdings, including Sunrise Assisted Living Inc. and United Healthcare Corporation, look promising.

We remain optimistic about the growth and valuation prospects of many smaller and mid-size companies. However, we watch the market's attraction with large-cap stocks and look for opportunities to add some of these larger, more liquid names to the portfolio. Recent additions include: Monsanto Company, GTE Corporation, and Merrill Lynch and Company Inc.

                                             ROBERTSON, STEPHENS & COMPANY
                                               INVESTMENT MANAGEMENT, L.P.

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                    25.92%
SINCE INCEPTION*          27.82%

* The Portfolio commenced operations on April 1, 1996.


DISTRIBUTION BY INDUSTRY
AS A PERCENTAGE OF INVESTMENTS

                 [PIE CHART]

Banking and Finance.................... 10.2%
Retail.................................  9.2%
Telecommunications.....................  9.1%
Communications.........................  7.5%
Other Investments......................  7.1%
Health Care Services...................  5.7%
Computer Industry......................  5.3%
Other Securities....................... 45.9%

                     EQUI-SELECT SERIES TRUST
                      MONEY MARKET PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                            PRINCIPAL         VALUE
                                               AMOUNT      (NOTE 2)
                                           ----------   -----------

COMMERCIAL PAPER - 97.3%
  AUTOMOTIVE - 6.2%
    Daimler-Benz Aktieng,
      5.638%+ due 09/10/1998.............  $2,000,000   $ 1,978,306

    Toyota Motor Corporation,
      5.605%+ due 07/23/1998.............     481,000       479,380
                                                        -----------
                                                          2,457,686

  BANKING & FINANCE - 6.1%
    Eksportsfinans A/S,
      5.631%+ due 08/10/1998.............   1,606,000     1,596,150

    Toyota Motor Credit Corporation,
      5.576%+ due 07/24/1998.............     830,000       827,094
                                                        -----------
                                                          2,423,244

  BEVERAGES - 4.3%
    Coca-Cola Company:
      5.558%+ due 07/16/1998.............   1,000,000       997,118
      5.552%+ due 07/20/1998.............     734,000       732,327
                                                        -----------
                                                          1,729,445

  CHEMICALS - 11.7%
    Cargill Inc.,
      5.620%+ due 07/28/1998.............   1,500,000     1,493,790

    Du Pont (E.I.) de Nemours & Company,
      4.633%+ due 08/15/1998.............   1,864,000     1,853,414

    Monsanto Corporation,
      5.594%+ due 08/14/1998.............   1,330,000     1,321,092
                                                        -----------
                                                          4,668,296

  COMMERCIAL IMAGING & PROCESSING - 6.5%
    Eastman Kodak Inc.,
      5.630%+ due 08/20/1998.............   1,900,000     1,885,460

    Xerox Corporation,
      5.614%+ due 08/14/1998.............     726,000       721,120
                                                        -----------
                                                          2,606,580

  COMPUTERS & COMPUTER PRODUCTS - 4.5%
    International Business Machines
      Credit Corporation,
      5.556%+ due 07/01/1998.............   1,800,000     1,800,000
                                                        -----------


  FINANCIAL SERVICES - 20.4%
    Caterpillar Financial Services
    Corporation,
      5.587%+ due 08/06/1998.............   1,800,000     1,790,136

    General Electric Capital Corporation:
      5.567%+ due 07/14/1998.............     589,000       587,834

      5.602%+ due 07/31/1998.............   1,200,000     1,194,500

    Household Finance Corporation,
      5.574%+ due 07/10/1998.............   1,800,000     1,797,529

    Nestle Capital Corporation,
      5.553%+ due 07/09/1998.............   1,291,000     1,289,431

    PHH Corporation,
      5.709%+ due 07/02/1998.............     702,000       701,890

    Trans America Finance Corporation,
      5.633%+ due 08/24/1998.............     790,000       783,471
                                                        -----------
                                                          8,144,791

  FOODS - 6.6%
    General Mills Inc.,
      5.562%+ due 07/08/1998.............   1,350,000     1,348,562

    Hershey Foods Corporation,
      5.566%+ due 07/13/1998.............   1,295,000     1,292,634
                                                        -----------
                                                          2,641,196

  FOREIGN BANKS - 2.5%
    Societe Generale de Paris,
      5.833%+ due 08/04/1998.............  $1,000,000   $   999,426
                                                        -----------

  FOREIGN GOVERNMENT - 4.0%
    Sweden (Kingdom of),
      5.509%+ due 07/06/1998.............   1,616,000     1,614,781
                                                        -----------

  METALS - 3.0%
    Alcoa Corporation,
      5.615%+ due 08/03/1998.............   1,195,000     1,188,964
                                                        -----------

  MULTIMEDIA - 3.8%
    Disney (Walt) Company:
      5.540%+ due 07/06/1998.............     203,000       202,846

      5.556%+ due 08/18/1998.............     558,000       553,953

      5.557%+ due 08/19/1998.............     780,000       774,224
                                                        -----------
                                                          1,531,023

  OIL & GAS - 0.4%
    Consolidated Gas Inc.,
      5.637%+ due 07/24/1998.............     162,000       161,424
                                                        -----------

  RETAIL - 3.8%
    Toys-R-Us Inc.,
      5.567%+ due 07/02/1998.............   1,500,000     1,499,771
                                                        -----------

  SECURITIES BROKERAGE - 4.1%
    Merrill Lynch, Pierce,
    Fenner & Smith Inc.:
      5.781%+ due 07/02/1998.............     556,000       555,912

      5.613%+ due 07/09/1998.............     175,000       174,785

      5.620%+ due 07/17/1998.............     929,000       926,717
                                                        -----------
                                                          1,657,414

  TELECOMMUNICATIONS - 9.4%
    AT&T Corporation,
      5.451%+ due 07/21/1998.............   1,287,000     1,283,168

    Bell South Telephone Company,
      5.586%+ due 08/17/1998.............   1,875,000     1,861,610

    Motorola Inc.,
      5.643%+ due 08/11/1998.............     600,000       596,221
                                                        -----------
                                                          3,740,999

    TOTAL COMMERCIAL PAPER (Cost $38,865,040)            38,865,040
                                                        -----------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 0.2%
(COST $79,858)
  FEDERAL HOME LOAN MORTGAGE CORPORATION
    FHLMC,
      5.402%+ due 07/13/1998.............      80,000        79,858
                                                        -----------
    TOTAL INVESTMENTS
    (COST $38,944,898*) - 97.5%                         $38,944,898
    OTHER ASSETS AND LIABILITIES - 2.5%                     995,480
                                                        -----------
    NET ASSETS - 100.0%                                 $39,940,378
                                                        ===========

*Aggregate cost for Federal tax purposes.

+Annualized yield at date of purchase.

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
               MORTGAGE-BACKED SECURITIES PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL         VALUE
                                              AMOUNT      (NOTE 2)
                                          ----------   -----------
U.S. GOVERNMENT AGENCY
OBLIGATIONS - 72.8%
  FEDERAL HOME LOAN MORTGAGE
  CORPORATION (FHLMC) - 28.3%
    FHLMC:
      Pool #E20197, 7.000% due
        10/01/2010......................  $  678,744   $   691,891
      Pool #E61721, 6.500% due
        11/01/2010......................     718,899       724,290
      Pool #E65976, 6.500% due
        04/01/2011......................     366,172       368,918
      Pool #E65441, 7.500% due
        04/01/2011......................     378,157       389,146
      Gold, Pool #G10555, 6.000% due
        06/01/2011......................     701,535       695,397
      Pool #E70543, 6.000% due
        03/01/2013......................     501,313       496,927
      Pool #E00538, 6.500% due
        03/01/2013......................     487,527       491,184
      Pool #E70003, 6.000% due
        04/01/2013......................     993,378       984,686
      Pool #C00374, 9.000% due
        09/01/2024......................     361,146       382,363
      Pool #D58465, 9.000% due
        01/01/2025......................     379,704       402,011
      Pool #C80428, 8.000% due
        09/01/2026......................     343,826       355,750
  FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (FNMA) - 24.8%
    FNMA:
      Pool #341094, 6.500% due
        04/01/2011......................     307,190       309,300
      Pool #344243, 6.500% due
        04/01/2011......................     381,997       384,622
      Pool #414154, 6.000% due
        02/01/2013......................     727,700       719,739
      Pool #425895, 6.000% due
        04/01/2013......................     983,035       973,205
      Pool #379881, 6.500% due
        04/01/2013......................     740,910       745,770
      Pool #419878, 6.500% due
        04/01/2013......................     744,101       748,982
      Pool #299481, 8.000% due
        04/01/2025......................     351,628       364,484
      Pool #332150, 8.500% due
        12/01/2025......................     379,818       396,670
      Pool #397498, 7.500% due
        08/01/2027......................     585,847       601,588
  GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION (GNMA) - 19.7%
    GNMA:
      Pool #351992, 6.000% due
        12/15/2008......................     194,974       193,877
      Pool #368358, 6.000% due
        01/15/2009......................     197,847       196,733
      Pool #430587, 6.000% due
        02/15/2013......................     489,739       494,940
      Pool #456797, 6.000% due
        04/15/2013......................     992,970       987,380
      Pool #192568, 8.000% due
        05/15/2017......................     474,744       492,248
      Pool #223830, 8.000% due
        06/15/2017......................     162,715       168,715
      Pool #229269, 8.000% due
        07/15/2017......................      84,822        87,949
      Pool #388581, 7.500% due
        01/15/2024......................     327,587       336,799
      Pool #398795, 8.500% due
        07/15/2026......................     225,890       238,384
      Pool #399003, 9.000% due
        12/15/2026......................     242,240       259,422
      Pool #452930, 7.500% due
        07/15/2027......................     673,795       692,742
                                                       -----------
      TOTAL U.S. GOVERNMENT
      AGENCY OBLIGATIONS
      (Cost $15,199,438)                                15,376,112
                                                       -----------
U.S. GOVERNMENT TREASURY
OBLIGATIONS - 10.1%
  U.S. TREASURY NOTES:
      5.625%+ due 05/15/2001............   1,000,000     1,003,720
      6.500%+ due 08/15/2005............     600,000       633,102
      5.625%+ due 02/15/2006............     500,000       501,960
                                                       -----------
      TOTAL U.S. TREASURY
      OBLIGATIONS - (Cost $2,090,665)                    2,138,782
                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATION - 3.4%
 (COST $702,297)
  ASSET-BACKED SECURITY
      Countrywide Funding Corporation,
        #1995-4, 7.500% due
        09/25/2025......................     700,000       705,390
                                                       -----------

CORPORATE BONDS AND NOTES - 2.4%
(COST $499,844)
  SECURITIES BROKERAGE
      Lehman Brothers Holdings, 6.625%
        due 12/27/2002..................     500,000       508,125
                                                       -----------
SHORT TERM INVESTMENTS - 10.7%
  FINANCIAL SERVICES - 4.7%
      Chrysler Financial Corporation,
        5.931%+ due 01/26/2001..........     500,000       498,750
      Union Planters National Bank,
        6.145%+ due 08/20/1998..........     500,000       500,158
                                                       -----------
                                                           998,908
  FEDERAL AGENCY OBLIGATIONS - 6.0%
      Federal Farm Credit Bank, 5.457%+
        due 09/30/1998..................     500,000       493,170
      Federal Home Loan Bank, 5.475%+
        due 07/01/1998..................     777,000       777,000
                                                       -----------
                                                         1,270,170
      TOTAL SHORT TERM INVESTMENTS
      (Cost $2,270,447)                                  2,269,078
                                                       -----------
      TOTAL INVESTMENTS
      (COST $20,762,691*) - 99.4%
                                                       $20,997,487
      OTHER ASSETS AND LIABILITIES - 0.6%                  132,560
                                                        ----------
      NET ASSETS - 100.0%                              $21,130,047
                                                       ===========


*Aggregate cost for Federal tax purposes.

+Annualized yield at date of purchase.

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
               INTERNATIONAL FIXED INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL         VALUE
                                              AMOUNT      (NOTE 2)
                                        ------------   -----------
GOVERNMENT BONDS - 92.8%
  AUSTRALIA - 5.0% (AUD)
    Federal National Mortgage
      Association, 6.375% due
      08/15/2007......................  $    410,000   $   262,779

    New South Wales Treasury
      Corporation, 6.500% due
      05/01/2006......................       750,000       485,755
                                                       -----------
                                                           748,534

  CANADA - 1.8% (CAD)
    Government of Canada, 7.000% due
      12/01/2006......................       350,000       264,055
                                                       -----------

  DENMARK - 3.7% (DKK)
    Kingdom of Denmark, 7.000% due
      12/15/2004......................     3,400,000       554,334
                                                       -----------

  FRANCE - 3.4% (FRF)
    Government of France, 7.000% due
      10/12/2000......................     2,000,000       351,241

    Obligation Assimilable du Tresor,
      5.500% due 04/25/2004...........       900,000       156,414
                                                       -----------
                                                           507,655

  GERMANY - 15.8% (DEM)
    Bundesobligation, 4.500% due
      05/17/2002......................     1,030,000       575,466

    Bundesrepublik, 6.000% due
      01/04/2007......................     1,250,000       751,900

    German Federal Republic:
      5.125% due 11/21/2000...........       875,000       496,534

      5.250% due 02/21/2001...........       150,000        85,469

      6.750% due 07/15/2004...........       500,000       309,245

      6.000% due 01/05/2006...........       300,000       179,807
                                                       -----------
                                                         2,398,421

  ITALY - 3.3% (ITL)
    Republic of Italy:
      10.500% due 04/01/2000..........   300,000,000       185,293

      6.250% due 03/01/2002...........   250,000,000       148,473

      10.000% due 08/01/2003..........   250,000,000       173,674
                                                       -----------
                                                           507,440

  NETHERLANDS - 11.6% (NLG)
    Dutch Government, 6.000% due
      01/15/2006......................     1,000,000       531,917

    Netherlands Government, 5.500% due
      01/15/2028......................     2,460,000     1,231,664
                                                       -----------
                                                         1,763,581

  SPAIN - 1.7% (ESP)
    Government of Spain,
      7.900% due 02/28/2002...........    37,000,000       259,012
                                                       -----------

  SWEDEN - 5.1% (SEK)
    Kingdom of Sweden:
      6.000% due 02/09/2005...........     2,700,000       361,362

      6.500% due 10/25/2006...........     3,000,000       416,210
                                                       -----------
                                                           777,572

  UNITED KINGDOM - 13.9% (GBP)
    U.K. Treasury:
      7.000% due 06/07/2002...........       440,000       746,951

      7.500% due 12/07/2006...........       300,000       550,844

      8.000% due 09/27/2013...........       400,000       816,692
                                                       -----------
                                                         2,114,487

  UNITED STATES - 27.5% (USD)
    U.S. Treasury Bill,
      5.480%+ due 09/03/1998..........     1,440,000     1,427,501

    U.S. Treasury Notes:
      5.500% due 12/31/2000...........       350,000       349,916

      7.250% due 08/15/2004...........     1,000,000     1,087,670

      7.000% due 07/15/2006...........     1,200,000     1,310,760
                                                       -----------
                                                         4,175,847

    TOTAL GOVERNMENT BONDS                              14,070,938
     (Cost $14,044,301)                                -----------

    TOTAL INVESTMENTS
      (COST $14,044,301*) - 92.8%                      $14,070,938

    OTHER ASSETS AND LIABILITIES - 7.2%                  1,089,911
                                                        ----------
    NET ASSETS - 100.0%                                $15,160,849
                                                       ===========


*Aggregate cost for Federal tax purposes.

+Annualized yield at date of purchase.

GLOSSARY OF TERMS

AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Deutche Mark
DKK - Danish Krona
ESP - Spanish Peseta
FRF - French Franc
GBP - Great British Pound Sterling
ITL - Italian Lira
NLG - Netherland Guilder
SEK - Swedish Krona
USD - United States Dollar

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                          OTC PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
                                           SHARES       (NOTE 2)
                                         ----------   ------------

COMMON STOCKS - 96.8%
  BANKING AND FINANCE - 2.4%
    Compass Bancshares Inc. ...........      27,100   $  1,222,888

    Finova Group Inc. .................      10,000        566,250

    First Securities Corporation.......      95,100      2,035,734

    Regions Financial Corporation......      10,200        418,837

    Union Planters Corporation.........       4,500        264,656
                                                      ------------
                                                         4,508,365

  BROADCASTING - 2.0%
    Cox Radio Inc., Class A............       2,500        108,125

    Heftel Broadcasting Corporation....      63,350      2,834,913

    Jacor Communications Inc.+.........      15,800        932,200
                                                      ------------
                                                         3,875,238

  CHEMICALS AND ALLIED PRODUCTS - 2.8%
    Cambrex Corporation................      19,000        498,750

    Sigma Aldrich Corporation..........     137,100      4,815,638
                                                      ------------
                                                         5,314,388

  COMMERCIAL SERVICES - 0.7%
    Paymentech Inc.+...................      62,000      1,274,875
                                                      ------------

  COMMUNICATION - 11.9%
    Aerial Communications+.............     161,800      1,011,250

    Ascend Communications Inc.+........     227,410     11,271,008

    Aspect Telecommunications+.........     105,900      2,899,012

    Cisco Systems+.....................      12,700      1,169,194

    COM21 Inc. ........................         100          2,125

    Cox Communication, New Class+......      15,200        736,250

    DST System+........................      16,400        918,400

    MediaOne Group Inc. ...............      50,700      2,227,631

    Qwest Communications...............      71,592      2,496,754
                                                      ------------
                                                        22,731,624

  COMPUTER INDUSTRY - 23.3%
    Affiliated Computer Services,
      Class A..........................      44,600      1,717,100

    Answerthink Consulting Group
      Inc. ............................         500         10,750

    Autodesk Inc. .....................      30,900      1,193,512

    BMC Software Inc.+.................      34,600      1,797,038

    Computer Learning Center Inc. .....     187,000      4,651,625

    Computer Sciences Corporation......      36,200      2,316,800

    Corsair Communication Inc. ........      31,900        297,069

    Edify Corporation+.................     397,700      4,026,712

    Fiserv Inc.+.......................      54,000      2,293,313

    HCIA Inc.+.........................      42,000        540,750

    International Integration Inc. ....         400          6,900

    Intuit Inc. .......................      17,300      1,059,625

    Microsoft Corporation+.............      88,600      9,602,025

    Oracle Systems+....................     230,000      5,649,375

    Rational Software+.................      22,500        343,125

    Security Dynamics Technology
      Inc.+............................      81,600      1,509,600

    Siebel Systems Inc.+...............           1             43

    Sun Microsystems Inc. .............      12,600        547,312

    Synopsys Inc.+.....................     100,792      4,611,234

    Technology Solutions...............      60,500      1,917,094

    Transition Systems+................      24,697        262,406
                                                      ------------
                                                        44,353,408

  CONSUMER DURABLES - 0.4%
    Compuware Corporation+.............      13,500        690,188
                                                      ------------

  ELECTRONICS - 5.6%
    Analog Devices Inc.+...............      26,000        638,625

    Cable Design Technologies+.........     298,490      6,156,356

    Teradyne Inc.+.....................     106,600      2,851,550

    Tyco International Ltd. ...........      16,068      1,012,284
                                                      ------------
                                                        10,658,815

  FINANCIAL SERVICES - 1.1%
    Enhance Financial Services Group
      Inc..............................      22,000        742,500

    Washington Mutual Inc. ............      28,800      1,251,000
                                                      ------------
                                                         1,993,500

  FOOD AND BEVERAGES - 1.0%
    McCormick & Company Inc. ..........      40,200      1,435,894

    Tootsie Roll Industries............       6,767        519,367
                                                      ------------
                                                         1,955,261

  HEALTH CARE AND SERVICES - 2.4%
    Advanced Health Corporation........       1,800          9,900

    Beverly Enterprises Inc. ..........      38,200        527,637

    Healthsouth Corporation+...........      42,300      1,128,881

    MedPartners Inc. ..................      66,100        528,800

    Mid Atlantic Medical Services
      Inc. ............................      67,300        773,950

    Total Renal Care Holdings Inc. ....      43,405      1,497,472
                                                      ------------
                                                         4,466,640

  HOTELS AND RESTAURANTS - 0.6%
    Promus Hotel Corporation...........      31,000      1,193,500
                                                      ------------

  INFORMATION PROCESSING - 0.6%
    Bisys Group Inc. ..................      16,200        664,200

    HBO & Company......................      14,120        497,730
                                                      ------------
                                                         1,161,930

  INSURANCE - 2.7%
    Ace Ltd. ..........................      44,800      1,747,200

    Esg Re Ltd.+.......................      41,900        906,088

    Healthcare Recoveries Inc. ........      38,300        756,425

    Life Re Corporation................       4,400        364,650

    Mid Ocean Ltd. ....................       7,900        620,150

    Mutual Risk Management Ltd. .......      18,200        663,163
                                                      ------------
                                                         5,057,676

  MEDIA - 8.3%
    Discreet Logic Inc. ...............     152,000      1,767,000

    E.W. Scripps Company...............      17,600        964,700

    Gemstar International Group
      Ltd.+............................     350,000     13,103,125
                                                      ------------
                                                        15,834,825

  MEDICAL SUPPLIES - 5.8%
    Biomet Inc. .......................      15,300        505,856

    Cytoclonal Pharmaceutical Inc. ....      14,200         99,400

    Cytyc Corporation..................     373,600      6,094,350

    Datascope Corporation..............       6,700        177,969

    Idexx Laboratories Inc.+...........      42,500      1,057,187

    Mentor Corporation.................      18,300        443,775

    Microprose Inc.+...................      54,620        242,376

    PSS World Medical Inc. ............     117,800      1,722,825

    Uromed Corporation+................     108,300        602,419
                                                      ------------
                                                        10,946,157

  OFFICE SUPPLIES - 0.3%
    Viking Office Products+............      20,500        643,188
                                                      ------------

  OIL AND GAS - EQUIPMENT & SERVICES - 5.4%
    Apache Corporation.................      19,800        623,700

    B.J. Services Company..............      17,000        494,063

    Cooper Cameron Corporation+........      32,900      1,677,900

    Diamond Offshore Drilling..........      16,300        652,000

    Global Industries Ltd.+............      74,700      1,260,562

    Houston Exploration Corporation....      26,200        600,962

    New Field Exploration Company......     117,900      2,932,762

    National-Oilwell Inc. .............      10,000        268,125

    Noble Drilling Corporation+........      35,100        844,594

    Southern Africa Minerals
      Corporation+.....................     366,400        255,214

    Transocean Offshore Inc. ..........      14,300        636,350
                                                      ------------
                                                        10,246,232

  OTHER - 2.3%
    Learning Tree International Inc....     110,300      2,219,788

    Scholastic Corporation.............      54,800      2,185,150
                                                      ------------
                                                         4,404,938

  PHARMACEUTICAL - 0.0%#
    Professional Detailing Inc.........         300          7,463
                                                      ------------

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                          OTC PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
                                           SHARES       (NOTE 2)
                                         ----------   ------------

COMMON STOCKS (CONTINUED)
RETAIL - 6.7%
    ARM Financial Group Inc............       5,400   $    119,475

    BJ'S Wholesale Club Inc............     109,400      4,444,375

    Fred Meyer Inc.+...................      50,400      2,142,000

    Lo-Jack Corporation................     111,600      1,388,025

    Rite Aid Corporation...............      99,900      3,752,494

    SportsLine USA Inc.................      27,300        998,156
                                                      ------------
                                                        12,844,525

  TECHNOLOGY - 8.4%
    Cadence Design Systems Inc.+.......      48,940      1,529,375

    Comverse Technology Inc.+..........      31,600      1,639,250

    Concentra Managed Care+............     237,765      6,181,890

    Elsag Bailey Process Automation
      NV...............................      78,000      1,876,875

    K.L.A. Tencor Corporation..........      16,700        462,381

    Linear Technology Corporation......       4,800        289,500

    Sipex Corporation..................     191,000      4,106,500
                                                      ------------
                                                        16,085,771

  TELECOMMUNICATIONS - 2.1%
    Cellular Communications
      International Inc. ..............       7,350        366,581

    Intermedia Communications Inc. ....      34,800      1,459,425

    Lightbridge Inc. ..................     110,600        940,100

    Natural Microsystems Corporation...      79,700      1,275,200

    U. S. West Inc. ...................         598         28,106
                                                      ------------
                                                         4,069,412
    TOTAL COMMON STOCKS
    (Cost $173,862,824)                                184,317,919
                                                      ------------


                     EQUI-SELECT SERIES TRUST
                          OTC PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)


                                          PRINCIPAL      VALUE
                                           AMOUNT       (NOTE 2)
                                         ----------   ------------

SHORT TERM INVESTMENTS - 6.2%
  FEDERAL HOME LOAN BANK (FHLB) - 2.6%
    FHLB,
      5.532%++ due 07/08/1998..........  $5,000,000   $  4,994,701
                                                      ------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION
    (FHLMC) - 1.8%
    FHLMC, 5.683%++ due 07/08/1998.....   3,400,000      3,396,827
                                                      ------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (FNMA) - 1.8%
    FNMA, 5.642%++ due 07/07/1998......   3,400,000      3,397,374
                                                      ------------
    TOTAL SHORT TERM INVESTMENTS
    (Cost $11,788,902)                                  11,788,902
                                                      ------------
    TOTAL INVESTMENTS
    (COST $185,651,726*) - 103.0%                     $196,106,821
    OTHER ASSETS AND LIABILITIES - 3.0%                 (5,626,082)
                                                      ------------
    NET ASSETS - 100.0%                               $190,480,739
                                                      ============


*Aggregate cost for Federal tax purposes.

+Non-income producing security.

++Annualized yield at date of purchase.

#Amount represents less than 0.1%.

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        RESEARCH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
                                           SHARES       (NOTE 2)
                                        -----------   ------------

COMMON STOCKS - 92.9%
  AEROSPACE AND DEFENSE - 3.9%
    AMR Corporation...................       16,700   $  1,390,275

    Lockheed Martin Corporation.......       32,000      3,388,000

    Newport News Shipbuilding.........       75,300      2,014,275

    US Airways Group, Inc. ...........       16,300      1,291,775

    United Technologies Corporation...       92,100      8,519,250
                                                      ------------
                                                        16,603,575

  APPLICATIONS SOFTWARE - 0.5%
    Siebel Systems Inc.+..............            1             22

    Synopsys Inc. ....................       42,300      1,935,225
                                                      ------------
                                                         1,935,247

  AUTOMOBILES - 0.1%
    Ford Motor Company................        5,200        306,800
                                                      ------------

  AUTO REPAIR AND AUTO PARTS - 0.3%
    Lear Corporation..................       27,100      1,390,569
                                                      ------------

  BANKING AND FINANCE - 4.3%
    BankBoston Corporation............       47,480      2,641,075

    C.I.T. Group Inc., Class A........       12,300        461,250

    Chase Manhattan Corporation.......       70,352      5,311,576

    First Union Corporation...........       68,998      4,019,134

    National City Corporation.........       47,700      3,386,700

    PNC Bank Corporation..............       43,400      2,335,463
                                                      ------------
                                                        18,155,198

  BROADCASTING - 2.7%
    CBS Corporation...................       76,500      2,428,875

    HBO & Company.....................      188,600      6,648,150

    Jacor Communications Inc.+........       40,800      2,407,200
                                                      ------------
                                                        11,484,225

  BROKERAGE - 2.0%
    Chubb Corporation.................       35,100      2,812,388

    Merrill Lynch & Company Inc. .....       16,400      1,512,900

    Morgan Stanley, Dean Witter
      Discover........................       44,600      4,075,325
                                                      ------------
                                                         8,400,613

  BUSINESS SERVICES - 0.7%
    Cendant Corporation...............      147,200      3,072,800
                                                      ------------

  CHEMICALS & ALLIED PRODUCTS - 6.0%
    Air Products & Chemicals Inc. ....       72,800      2,912,000

    Akzo Nobel N.V....................        6,100      1,357,056

    Bristol Myers Squibb Company......      107,700     12,378,768

    Cambrex Corporation...............       32,400        850,500

    Cytec Industries Inc.+............       47,600      2,106,300

    Du Pont (E. I.) De Nemours &
      Company.........................       13,700      1,022,363

    Henkel KGaA-Vorzug................        9,900        980,062

    Minerals Technologies.............       29,700      1,510,988

    Sigma-Aldrich Corporation.........       63,000      2,212,875
                                                      ------------
                                                        25,330,912

  COMMERCIAL SERVICES - 0.5%
    Accustaff Inc.+...................       66,600      2,081,250
                                                      ------------

  COMPUTER INDUSTRY - 10.4%
    Adobe Systems Inc.................       32,300      1,370,731

    BMC Software, Inc.+...............      109,400      5,681,962

    Cisco Systems+....................       67,400      6,205,013

    EMC Corporation...................       48,100      2,155,481

    Electronic Arts Inc.+.............       57,500      3,105,000

    Microsoft Corporation+............      151,100     16,375,462

    Oracle Systems+...................      200,300      4,919,869

    Sun Microsystems Inc.+............       98,800      4,291,625
                                                      ------------
                                                        44,105,143

  CONSUMER SERVICES - 3.9%
    Compuware Corporation+............       87,600      4,478,550

    Gillette Company..................      123,200      6,983,900

    Proctor & Gamble Company..........       55,000      5,008,438
                                                      ------------
                                                        16,470,888

  COSMETICS AND TOILETRIES - 0.5%
    Revlon Companies Inc.+............       43,700      2,245,088
                                                      ------------

  ELECTRONICS - 4.5%
    Analog Devices Inc. ..............       44,300      1,088,118

    Cooper Industries Inc. ...........       10,200        560,363

    Sony Corporation..................       39,300      3,396,506

    Teradyne Inc.+....................       83,800      2,241,650

    Tyco International Ltd. ..........      186,734     11,764,242
                                                      ------------
                                                        19,050,879

  ENVIRONMENTAL CONTROL - 0.5%
    Browning Ferris Industries Inc....       54,300      1,886,925
                                                      ------------

  FINANCIAL SERVICES - 5.6%
    Allstate Corporation..............       33,400      3,058,187

    Associates First Capital
      Corporation.....................       26,657      2,049,256

    Comerica Inc......................       63,750      4,223,438

    Federal National Mortgage
      Association.....................       60,100      3,651,075

    Fleet Financial Group Inc. .......       48,800      4,074,800

    Green Tree Financial
      Corporation.....................        7,100        303,969

    Hutchinson Whampoa Ltd............      287,000      1,515,010

    ReliaStar Financial Corporation...       65,254      3,132,192

    Union Planters Corporation........       30,962      1,820,953
                                                      ------------
                                                        23,828,880

  FOOD AND BEVERAGES - 1.5%
    Archer-Daniels-Midland Company....      102,200      1,980,125

    Corn Products International
      Inc. ...........................       54,900      1,873,463

    McCormick & Company Inc...........       62,300      2,225,278

    Nabisco Holdings Corporation,
      Class A.........................        5,000        180,313
                                                      ------------
                                                         6,259,179

  HEALTH CARE AND SERVICES - 4.3%
    Cardinal Health Corporation.......       24,500      2,296,875

    Columbia/HCA Healthcare
      Corporation+....................      121,100      3,527,037

    HEALTHSOUTH Corporation+..........      149,534      3,990,688

    United Healthcare Corporation.....      130,400      8,280,400
                                                      ------------
                                                        18,095,000

  HOTELS AND RESTAURANTS - 0.8%
    Jarvis Hotels Plc**...............      315,400        897,892

    McDonald's Corporation............       33,600      2,318,400

    Promus Hotel Corporation+.........        6,116        235,466
                                                      ------------
                                                         3,451,758

  HOUSEHOLD PRODUCTS - 3.5%
    Black & Decker Corporation........       52,600      3,208,600

    Clorox Company....................       32,600      3,109,225

    Colgate Palmolive Company.........       75,700      6,661,600

    Dial Corporation..................       69,500      1,802,656
                                                      ------------
                                                        14,782,081

  INSURANCE - 6.8%
    Ace Ltd. .........................       50,400      1,965,600

    Cigna Corporation.................       58,200      4,015,800

    Conseco Inc. .....................      140,500      6,568,375

    Excel Ltd. .......................       12,300        957,094

    FPIC Insurance Group Inc.+........       10,300        346,338

    Hartford Financial Services
      Group...........................       37,000      4,231,875

    Life Re Corporation...............       10,500        870,187

    Lincoln National Corporation
      Ltd. ...........................       56,500      5,162,687

    Mid Ocean Ltd. ...................          800         62,800

    Nationwide Financial Services
      Inc. ...........................       26,200      1,336,200


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        RESEARCH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                                             VALUE
                                             SHARES       (NOTE 2)
                                        -----------   ------------

COMMON STOCKS (CONTINUED)
  INSURANCE - (CONTINUED)
    Travelers Group Inc. .............       35,100   $  2,127,937

    Skandia Forsakrings AB............       81,700      1,167,875
                                                      ------------
                                                        28,812,768

  MACHINERY - 1.5%
    American Standard Company+........       49,000      2,189,688

    Cooper Cameron Corporation........       30,600      1,560,600

    Eaton Corporation.................        9,400        730,850

    EVI Weatherford Inc. .............       55,680      2,067,120
                                                      ------------
                                                         6,548,258

  MEDICAL PRODUCTS AND SUPPLIES - 2.2%
    American Home Products
      Corporation.....................      126,000      6,520,500

    Boston Scientific Corporation+....       41,400      2,965,275
                                                      ------------
                                                         9,485,775

  OFFICE EQUIPMENT - 0.4%
    Xerox Corporation.................       16,400      1,666,650
                                                      ------------

  OIL AND GAS - 6.7%
    British Petroleum Corporation,
      ADR.............................       75,193      6,635,782

    Chevron Corporation...............       32,900      2,732,756

    Columbia Energy Group.............       17,700        984,562

    Diamond Offshore Drilling.........       42,600      1,704,000

    KN Energy Inc. ...................       53,600      2,904,450

    Mobil Corporation.................       26,400      2,022,900

    Texaco Inc. ......................      105,300      6,285,093

    USX Marathon Group Inc., New......      143,000      4,906,688
                                                      ------------
                                                        28,176,231

  OTHER - 1.5%
    Alcatel Alsthom CGE, Sponsored
      ADR.............................      138,400      5,631,150

    Cia Cervejaria Brahma, ADR........       62,400        780,000
                                                      ------------
                                                         6,411,150

  PAPER AND PAPER PRODUCTS - 1.9%
    Kimberly Clark Corporation........      110,700      5,078,363

    Stone Container Corporation.......      197,200      3,081,250
                                                      ------------
                                                         8,159,613

  RAILROADS - 0.5%
    Wisconsin Central Transportation
      Corporation+....................       93,500      2,045,312
                                                      ------------

  RETAIL - 7.3%
    CVS Corporation...................      101,800      3,963,838

    CKE Restaurants Inc. .............       41,600      1,716,000

    Fred Meyer Inc.+..................       72,000      3,060,000

    Home Depot Inc. ..................       54,800      4,551,825

    Nordstrom Inc. ...................       36,300      2,804,175

    Office Depot Inc.+................       74,900      2,364,031

    Rite Aid Corporation..............      183,100      6,877,694

    Safeway Inc.+.....................      142,000      5,777,625
                                                      ------------
                                                        31,115,188

  TECHNOLOGY - 3.2%
    Cadence Design System Inc.+.......      122,600      3,831,250

    Computer Association International
      Inc.............................       66,425      3,690,739

    General Electric Company..........       64,700      5,887,700
                                                      ------------
                                                        13,409,689

  TELECOMMUNICATIONS - 3.7%
    Aspect Telecommunication+.........      108,600      2,972,925

    Intermedia Communications+........       43,800      1,836,863

    MCI Communications Corporation....       43,500      2,528,438

    Sprint Corporation................       41,500      2,925,750

    Worldcom Inc.+....................      113,700      5,507,343
                                                      ------------
                                                        15,771,319

  UTILITIES - 0.5%
    California Energy Inc. ...........       74,500      2,239,656
                                                      ------------

  WASTE DISPOSAL - 0.2%
    Waste Management Inc. ............       18,600        651,000
                                                      ------------
    TOTAL COMMON STOCK
    (Cost $335,705,547)                                393,429,619
                                                      ------------


                     EQUI-SELECT SERIES TRUST
                        RESEARCH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                        PRINCIPAL         VALUE
                                          AMOUNT         (NOTE 2)
                                        -----------   ------------
FEDERAL AGENCY OBLIGATIONS - 6.5%
  FEDERAL HOME LOAN BANKS (FHLB) - 2.5%
    FHLB,
      5.532%++ due 07/08/1998.........  $10,600,000     10,588,767
                                                      ------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (FNMA) - 4.0%
     FNMA:
      5.516%++ due 07/01/1998.........    8,400,000      8,400,000

      5.642%++ due 07/06/1998.........    8,500,000      8,493,436
                                                      ------------
                                                        16,893,436
    TOTAL FEDERAL AGENCY OBLIGATIONS
    (Cost $27,482,203)                                  27,482,203
                                                      ------------
    TOTAL INVESTMENTS
    (COST $363,187,750*) -  99.4%                     $420,911,822

    OTHER ASSETS AND LIABILITIES - 0.6%                  2,646,543
                                                      ------------
    NET ASSETS - 100.0%                               $423,558,365
                                                      ============


*Aggregate cost for Federal tax purposes.

**Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations to qualified institutional buyers.

+Non-income producing security.

++Annualized yield at date of purchase.

GLOSSARY OF TERMS
ADR - American Depository Receipt

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
                                            SHARES       (NOTE 2)
                                         -----------   ------------

COMMON STOCKS - 53.5%
  AEROSPACE AND DEFENSE - 1.7%
    General Dynamics Corporation.......       33,500   $  1,557,750

    Lockheed Martin Corporation........       14,300      1,514,013

    Raytheon Company, Class A..........       11,259        648,800

    Raytheon Company, Class B..........       20,100      1,188,413

    United Technologies Corporation....        3,900        360,750
                                                       ------------
                                                          5,269,726

  ALUMINUM - 0.4%
    Aluminum Company of America........       18,300      1,206,656
                                                       ------------

  AUTOMOBILES - 0.9%
    Ford Motor Company.................       18,500      1,091,500

    Volvo AB - ADR.....................       65,700      1,942,256
                                                       ------------
                                                          3,033,756

  AUTO PARTS - 0.2%
    Lear Corporation+..................       11,800        605,487
                                                       ------------

  BANKING AND FINANCE - 4.4%
    Bank of New York Inc. .............       27,400      1,662,837

    First Union Corporation............       16,522        962,406

    Fleet Financial Group Inc. ........        5,700        475,950

    Morgan (J.P.) & Co. ...............        7,200        843,300

    Nationsbank Corporation............       21,200      1,621,800

    PNC Bank Corporation...............       52,100      2,803,631

    National City Corporation..........       48,200      3,422,200

    Northern Trust Corporation.........       12,400        945,500

    Norwest Financial Corporation......       33,800      1,263,275
                                                       ------------
                                                         14,000,899

  CHEMICALS - 2.3%
    Air Products & Chemicals Inc. .....       29,000      1,160,000

    Akzo Nobel.........................       14,650      3,259,159

    Dow Chemical Company...............        2,100        203,044

    Hoechst AG.........................       20,700      1,041,831

    Philip Morris Companies Inc. ......       45,350      1,785,656
                                                       ------------
                                                          7,449,690

  COMPUTERS & BUSINESS EQUIPMENT - 1.4%
    Compaq Computer Corporation........        5,481        155,523

    International Business Machines
      Corporation......................       29,300      3,364,006

    Xerox Corporation..................       10,000      1,016,250
                                                       ------------
                                                          4,535,779

  CONGLOMERATES - 0.0%#
    Eastern Enterprises Inc. ..........        4,000        171,500
                                                       ------------

  CONSUMER GOODS & SERVICES - 0.3%
    Service Corporation
      International....................       20,641        884,983
                                                       ------------

  DRUGS & HEALTH CARE SERVICES - 0.8%
    American Home Products
      Corporation......................       47,300      2,447,775

    Astra AB, ADR......................            1             20
                                                       ------------
                                                          2,447,795

  ELECTRICAL EQUIPMENT - 1.8%
    Emerson Electric Company...........       15,000        904,687

    General Electric Company...........       40,800      3,712,800

    Hubbell Inc., Class B..............       25,700      1,069,762
                                                       ------------
                                                          5,687,249

  ELECTRONICS - 0.3%
    Tyco International Ltd. ...........       15,800        995,400
                                                       ------------

  ENVIRONMENTAL CONTROL - 0.5%
    Browning Ferris Industries Inc. ...       43,500      1,511,625
                                                       ------------

  FINANCIAL SERVICES - 2.4%
    American Express Company...........        8,200        934,800

    Associates First Capital
      Corporation......................       14,932      1,147,897

    Beneficial Corporation.............        3,300        505,519

    Edwards A.G. Incorporated..........       20,200        862,287

    Federal Home Loan Mortgage
      Corporation......................       34,800      1,637,775

    Federal National Mortgage
      Association......................       15,700        953,775

    Federated Investors Inc. ..........        3,500         64,750

    Morgan Stanley Dean Witter
      Discover.........................        9,400        858,925

    Salomon Smith Barney...............       14,000        783,125
                                                       ------------
                                                          7,748,853

  FOOD AND BEVERAGES - 2.1%
    Archer Daniels Midland Company.....       88,200      1,708,875

    Diageo Plc.........................       38,707        458,866

    Diageo Plc, Class B................        6,093         52,139

    General Mills Inc. ................       11,900        813,662

    Hormel Foods Corporation...........       30,000      1,036,875

    McCormack & Company Inc. ..........       25,300        903,684

    Nestle SA..........................          850      1,822,030
                                                       ------------
                                                          6,796,131

  FOREST PRODUCTS - 1.0%
    Champion International.............       28,300      1,392,006

    Weyerhaeuser Company...............       37,400      1,727,413
                                                       ------------
                                                          3,119,419

  GAS EXPLORATION - 2.2%
    Coastal Corporation................       42,300      2,953,069

    New Century Energies Inc. .........       25,000      1,135,938

    Occidental Petroleum Corporation...       33,000        891,000

    USX-Marathon Group Inc. ...........       57,400      1,969,538

    Williams Companies Inc. ...........        6,080        205,200
                                                       ------------
                                                          7,154,745

  GROCERY - 0.4%
    Safeway Inc.+......................       31,000      1,261,313
                                                       ------------

  HEALTH MAINTENANCE ORGANIZATIONS - 0.9%
    Columbia/HCA Healthcare
      Corporation......................       62,400      1,817,400


    United Healthcare Corporation......       16,200      1,028,700
                                                       ------------
                                                          2,846,100

  HOUSEHOLD PRODUCTS - 0.4%
    Colgate Palmolive Company..........        2,300        202,400

    Rubbermaid Inc. ...................       31,500      1,045,406
                                                       ------------
                                                          1,247,806

  INSURANCE - 5.5%
    Chubb Corporation..................       36,700      2,940,587

    Cigna Corporation..................       33,500      2,311,500

    Equitable Companies Inc. ..........       27,800      2,081,525

    Jefferson-Pilot Corporation........       27,250      1,578,797

    Lincoln National Corporation.......       35,600      3,252,950

    Provident Companies Inc. ..........       33,000      1,138,500

    Torchmark Corporation..............       50,600      2,314,950

    Transamerica Corporation...........       15,300      1,759,500
                                                       ------------
                                                         17,378,309

  MACHINE DIVERSIFIED - 0.1%
    Deere & Company....................        8,800        465,300
                                                       ------------

  MANUFACTURING - 2.4%
    Allied Signal Inc. ................       75,900      3,368,062

    Analog Devices Inc. ...............       19,000        466,687

    Cooper Industries Inc. ............       26,100      1,433,869

    TRW, Inc. .........................       42,700      2,332,488
                                                       ------------
                                                          7,601,106

  MEDICAL SUPPLIES - 0.1%
    Baxter International Inc. .........        5,400        290,587
                                                       ------------

  OIL AND GAS - 5.2%
    Amoco Corporation..................       22,900        953,212

    Atlantic Richfield Company.........       20,500      1,601,562

    British Petroleum Plc, ADR.........       59,961      5,291,529

    Exxon Corporation..................       24,000      1,711,500

    Marketspan Corporation.............       33,500      1,002,906

    Mobil Corporation..................       10,000        766,250

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
                                              SHARES      (NOTE 2)
                                         -----------   ------------
COMMON STOCKS (CONTINUED)
  OIL AND GAS - (CONTINUED)
    Royal Dutch Petroleum Company......       21,600   $  1,183,950

    Schlumberger Ltd. .................        7,500        512,344

    Texaco Inc. .......................       39,600      2,363,625

    Unocal Corporation.................       33,600      1,201,200
                                                       ------------
                                                         16,588,078

  PAPER AND PAPER PRODUCTS - 0.3%
    Kimberly Clark Corporation.........       22,500      1,032,187
                                                       ------------

  PHARMACEUTICALS - 2.4%
    Bristol Myers Squibb Company.......       44,100      5,068,744

    Glaxo Wellcome Plc, ADR............       27,000      1,614,937

    Smithkline Beecham Plc, ADR........       13,900        840,950
                                                       ------------
                                                          7,524,631

  PHOTOGRAPHY - 0.2%
    Eastman Kodak Company..............        8,400        613,725
                                                       ------------

  RAILROADS AND EQUIPMENT - 0.5%
    Canadian National Railway
      Company..........................       15,000        796,875

    Norfolk Southern Corporation.......       23,400        697,613
                                                       ------------
                                                          1,494,488

  REAL ESTATE - 1.0%
    Arden Realty Group Inc. ...........       17,000        439,875

    Boston Properties Inc., Class A....       22,800        786,600

    Hospitalities Properties Trust.....       17,200        552,550

    Prime Group Realty Trust...........       25,000        428,125

    TriNet Corporate Realty Trust
      Inc. ............................       29,000        986,000
                                                       ------------
                                                          3,193,150

  RETAIL - 2.9%
    CVS Corporation....................       13,400      1,022,587

    Fred Meyer Inc.+...................       18,200        773,500

    J.C. Penney Company Inc. ..........       28,800      2,082,600

    Rite Aid Corporation...............       75,200      2,824,700

    Sears, Roebuck & Company...........       37,300      2,277,631

    York International Corporation.....        4,000        174,250
                                                       ------------
                                                          9,155,268

  TELECOMMUNICATIONS - 4.6%
    AT&T Corporation...................       29,600      1,690,900

    Alcatel Alsthom, ADR...............       32,603      1,326,535

    Bell Atlantic Corporation..........       28,400      1,295,750

    Bellsouth Corporation..............        4,200        281,925

    GTE Corporation....................       56,200      3,126,125

    SBC Communications Inc. ...........       47,166      1,886,640

    Sprint Corporation.................       30,900      2,178,450

    Telephone & Data Systems Inc. .....       13,400        527,625

    Viacom Inc., Class B+..............       37,800      2,201,850
                                                       ------------
                                                         14,515,800

  TIRES & RUBBER - 0.3%
    BF Goodrich Company................       18,800        932,950
                                                       ------------

  UTILITY - 3.6%
    Baker Hughes Inc. .................       14,300        494,244

    Carolina Power & Light Company.....       46,200      2,003,925

    CMS Energy Corporation.............       19,000        837,187

    Cinergy Corporation................       34,000      1,190,000

    Columbia Energy Group..............       28,050      1,560,281

    FPL Group Inc. ....................        6,000        378,000

    GPU Inc. ..........................       16,800        635,250

    PacifiCorp.........................       32,400        733,050

    Pinnacle West Capital
      Corporation......................       26,300      1,183,500

    UGI Corporation....................       30,600        761,175

    Southern Company...................       55,500      1,536,656
                                                       ------------
                                                         11,313,268
    TOTAL COMMON STOCKS (Cost $151,129,534)             170,073,759
                                                       ------------
PREFERRED STOCKS - 1.4%
  CHEMICALS - 0.7%
    Henkel KGAA........................       23,500   $  2,326,410
                                                       ------------

  FINANCIAL SERVICES - 0.7%
    McKesson Financing Trust**.........        5,500        617,375

    NB Capital Corporation**...........          200        216,200

    Newell Financial**.................       24,600      1,439,100

    WBK Strypes Trust..................        2,100         63,394
                                                       ------------
                                                          2,336,069
    TOTAL PREFERRED STOCKS
    (Cost $3,482,879)                                     4,662,479
                                                       ------------


                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)


                                          PRINCIPAL        VALUE
                                           AMOUNT         (NOTE 2)
                                         -----------   ------------
CORPORATE BONDS AND NOTES - 20.0%
  AEROSPACE - 0.3%
    BE Aerospace Inc., 8.000% due
      03/01/2008**.....................  $   600,000        600,000

    Jet Equipment Trust:
      9.410% due 06/15/2010............       50,000         60,528

      8.640% due 11/01/2012............       46,916         53,085

      10.690% due 11/01/2013...........       10,000         13,413

    Northrop Grumman Corporation,
      9.375% due 10/15/2024............      100,000        121,125
                                                       ------------
                                                            848,151

  AIRLINES - 0.4%
    Continental Airlines Inc.:
      9.500% due 12/15/2001............      350,000        372,750

      9.500% due 10/15/2013............       96,110        113,578

      10.220% due 07/02/2014...........       23,723         28,895

      6.648% due 03/15/2019............      250,000        255,095

    Northwest Airlines:
      7.625% due 03/15/2005............      312,000        315,120

      8.700% due 03/15/2007............      150,000        159,375

    United Air Lines Corporation:
      7.270% due 01/30/2013............       38,713         39,874
                                                       ------------
                                                          1,284,687

  AUTOMOBILES - 0.2%
    Ford Motor Company, 8.900% due
      01/15/2032.......................      490,000        632,713
                                                       ------------

  BANKING AND FINANCE - 2.3%
    Banco Commercial SA, 8.250% due
      02/05/2007.......................      220,000        217,184

    Beaver Valley II Funding
      Corporation:
      8.250% due 06/01/2003............       19,000         19,534

      9.000% due 06/01/2017............    1,280,000      1,476,800

    Capital One Bank, 6.700% due
      05/15/2008.......................      680,000        688,500

    Capital One Financial Corporation,
      7.250% due 12/01/2003............      100,000        100,219

    Cerro Negro Finance Ltd., 7.900%
      due 12/01/2020**.................    1,100,000      1,075,250

    Colonial Capital II, 8.920% due
      01/15/2027.......................      100,000        112,625

    Comed Financing II, 8.500% due
      01/15/2027.......................      300,000        321,174

    Deutsche Bank Finance BV, Zero
      coupon due 02/12/2017**..........      580,000        321,175

    First Empire Capital Trust I,
      8.234% due 02/01/2027............      300,000        334,875

    First PV Funding Corporation:
      10.300% due 01/15/2014...........      201,000        211,804

      10.150% due 01/15/2016...........       13,000         13,731

    GG1B Funding Corp., 7.43% due
      01/15/2011.......................    1,001,676      1,046,751


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL          VALUE
                                              AMOUNT       (NOTE 2)
                                         -----------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
  BANKING AND FINANCE  - (CONTINUED)
    MBNA Capital I, 8.278% due
      12/01/2026.......................  $   600,000   $    642,750

    Midland Funding Corporation II,
      11.750% due 07/23/2005...........       31,000         36,813

    Providian National Bank, 6.700% due
      06/04/2003.......................      300,000        302,625

    Riggs Capital Trust II, 8.875% due
      03/15/2027.......................      260,000        291,200

    Riggs National Corporation,
      8.500% due 02/01/2006............      100,000        105,625
                                                       ------------
                                                          7,318,635

  BROADCASTING - 0.6%
    Chancellor Media Corporation,
      8.750% due 06/15/2007............      250,000        260,625

    Control Cablevision Inc., 11.000%
      due 06/01/2007...................      775,000        847,656

    Frontiervision Operating Partners,
      L.P., 11.000% due 10/15/2006.....      300,000        333,000

    Tele-Communications Inc., 6.340%
      due 02/01/2002...................      340,000        340,850

    Turner Broadcasting Inc., 8.375%
      due 07/01/2013...................       25,000         28,750
                                                       ------------
                                                          1,810,881

  BUILDING AND CONSTRUCTION - 0.7%
    American Standard Companies Inc.,
      7.625% due 02/15/2010............       86,000         85,570

    Interface Inc., 7.300% due
      04/01/2008.......................      500,000        505,000

    McDermott Inc., 9.375% due
      03/15/2002.......................    1,405,000      1,487,544

    Owens Corning Fiberglass
      Corporation, 8.875% due
      06/01/2002.......................       10,000         10,688
                                                       ------------
                                                          2,088,802

  COMPUTERS & BUSINESS EQUIPMENT - 0.2%
    Xerox Corporation, 0.570% due
      04/21/2018**.....................    1,020,000        577,012
                                                       ------------

  CONSUMER GOODS & SERVICES - 0.1%
    Tommy Hilfiger USA, Inc.:
      6.500% due 06/01/2003............      252,000        251,370

      6.850% due 06/01/2008............      190,000        190,950
                                                       ------------
                                                            442,320

  DRUGS & HEALTH CARE SERVICES - 0.5%
    Columbia/HCA Healthcare
      Corporation:
      6.500% due 03/15/1999............      150,000        149,250

      6.875% due 07/15/2001............       93,000         91,838

      6.910% due 06/15/2005............      170,000        166,600

      7.690% due 06/15/2025............      750,000        716,250

    Healthsouth Corporation, 6.875% due
      06/15/2005**.....................      440,000        441,650

    Tenet Healthcare Company:
      8.625% due 01/15/2007............       15,000         15,600

      7.625% due 06/01/2008**..........      100,000        100,750
                                                       ------------
                                                          1,681,938

  ENTERTAINMENT - 1.4%
    Circus Circus Entertainment:
      6.450% due 02/01/2006............      300,000        294,000

      7.000% due 11/15/2036............      350,000        350,875

      6.700% due 11/15/2096............      100,000        101,750

    Time Warner Company:
      6.100% due 12/30/2001**..........      250,000        249,063

      9.125% due 01/15/2013............      295,000        362,850

      9.150% due 02/01/2023............    1,745,000      2,216,150

      8.300% due 01/15/2036............      854,000        265,808

    Viacom Inc., 6.750% due
      01/15/2003.......................      650,000        662,188
                                                       ------------
                                                          4,502,684
  FINANCIAL SERVICES - 2.6%
    Bear Stearns Company Inc., 6.200%
      due 03/30/2003...................  $   260,000   $    259,675

    Conseco Inc., 6.400% due
      06/15/2001.......................      430,000        430,538

    ContiFinancial Corporation, 7.500%
      due 03/15/2002...................      530,000        529,746

    Criimi Mae Commercial Mortgage
      Trust, 7.000% due 03/02/2011**...    1,250,000      1,227,500

    Donaldson, Lufkin & Jenrette Inc.,
      6.500% due 06/01/2008............      220,000        220,550

    Goldman Sachs Group, L.P., 5.900%
      due 01/15/2003...................    3,000,000      2,955,000

    Lehman Brothers Holdings Inc.:
      6.500% due 04/15/2008............      830,000        834,150

      7.500% due 08/01/2026............       90,000         99,000

    Natexis Ambs Company LLC, 8.440%
      due 12/29/2049**.................      520,000        520,000

    Paine Webber Group Inc., 6.550% due
      04/15/2008.......................      110,000        110,825

    Providian Capital I, 9.525% due
      02/01/2027**.....................      100,000        114,500

    Safeco Capital Trust Company,
      8.072% due 07/15/2037............      615,000        665,738

    Salton Sea Funding Corporation,
      7.370% due 05/30/2005............       18,043         18,810

    State Street Institutional Capital,
      Class A, 7.940% due
      12/30/2026**.....................      100,000        110,511

    Washington Mutual Capital I, 8.375%
      due 06/01/2027...................      250,000        280,938
                                                       ------------
                                                          8,377,481

  FOOD AND BEVERAGES - 0.1%
    Nabisco Inc, 6.375% due
      02/01/2035.......................      165,000        164,175
                                                       ------------

  FOREST PRODUCTS - 0.6%
    Boise Cascade Corporation, 7.430%
      due 10/10/2005...................      100,000        105,000

    Georgia Pacific Corporation:
      9.875% due 11/01/2021............       10,000         11,363

      9.500% due 05/15/2022............    1,000,000      1,141,250

      7.250% due 06/01/2028............      545,000        551,131

    U.S. Timberlands Company, L.P.,
      9.625% due 11/15/2007............      250,000        259,688
                                                       ------------
                                                          2,068,432

  GAS EXPLORATION - 0.0%#
    Transocean Offshore Inc., 8.000%
      due 04/15/2027...................      100,000        115,750
                                                       ------------

  GROCERY - 0.1%
    Marsh Supermarket Inc., 8.875% due
      08/01/2007.......................      250,000        256,250
                                                       ------------

  HOTELS AND RESTAURANTS - 0.0%#
    Hilton Hotels Corporation, 7.950%
      due 04/15/2007...................       25,000         26,156
                                                       ------------

  INDUSTRIAL - 3.4%
    Burlington Industries Inc., 7.250%
      due 08/01/2027...................      120,000        124,200

    Federal-Mogul Corporation:
      7.500% due 07/01/2004............      375,000        376,406

      7.750% due 07/01/2006............      130,000        131,788


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL          VALUE
                                              AMOUNT       (NOTE 2)
                                         -----------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
  INDUSTRIAL  - (CONTINUED)
    Fox/Liberty Network Company, 8.875%
      due 08/15/2007**.................  $   100,000   $    101,500

    Hearst-Argyle TV Inc.:
      7.000% due 01/15/2018............      115,000        116,725

      7.500% due 11/15/2027............    1,224,000      1,306,620

    Honeywell Inc., 6.625% due
      06/15/2028.......................      130,000        130,325

    News America Holdings:
      8.000% due 10/17/2016............      300,000        329,625

      8.875% due 04/26/2023............    1,050,000      1,265,250

      7.750% due 12/01/2045............      100,000        106,500

    News America Inc., 6.625% due
      01/09/2008.......................      255,000        254,016

    Nortek Inc., 9.250% due
      03/15/2007.......................      300,000        309,750

    Owens Illinois Inc.:
      7.350% due 05/15/2008............    2,500,000      2,521,875

      7.500% due 05/15/2010............    2,500,000      2,521,875

    Seacor Smit Inc., 7.840% due
      05/30/2010.......................      800,000        856,000

    Solutia Inc., 7.375 due
      10/15/2027.......................      100,000        104,875

    UPM-Kymmene Corporation, 7.450% due
      11/12/2027**.....................      270,000        283,500
                                                       ------------
                                                         10,840,830

  INSURANCE - 0.4%
    Atlantic Mutual Insurance Company,
      8.150% due 02/15/2028**..........      529,000        546,854

    Equitable Life Assurance Society,
      7.700% due 12/01/2015**..........       80,000         88,100

    Fairfax Financial Holdings Ltd.,
      7.375% due 04/15/2018............      225,000        229,781

    Nationwide Mutual Life Insurance
      Company, 7.500% due 02/15/2024...      100,000        100,875

    Travelers Capital II, 7.750% due
      12/01/2036.......................      150,000        160,688
                                                       ------------
                                                          1,126,298

  OIL AND GAS - 2.8%
    Belco Oil & Gas Corporation, 8.875%
      due 09/15/2007...................      100,000         98,000

    Clark Refining & Marketing Inc.,
      8.375% due 11/15/2007............      100,000        100,750

    Cliffs Drilling Company, 10.250%
      due 05/15/2003...................      100,000        106,000

    Coastal Corporation:
      6.950% due 06/02/2028............    1,130,000      1,138,475

      7.420% due 02/15/2037............    1,410,000      1,536,900

    KCS Energy Inc., 8.875% due
      01/15/2008.......................      100,000         95,125

    Louis Dreyfus Natural Gas Company,
      6.875% due 12/01/2007**..........      230,000        231,286

    Niantic Bay Fuel, 8.590% due
      06/04/2003.......................    1,000,000      1,000,000

    Oryx Energy Company, 8.375% due
      07/15/2004.......................      100,000        108,500

    Petroleum Geo-Services, 7.125% due
      03/30/2028.......................      385,000        398,475

    Snyder Oil Corporation, 8.750% due
      06/15/2007.......................       50,000         50,375

    Sun Company Inc., 9.000% due
      11/01/2024.......................    2,000,000      2,462,500

    Tennessee Gas Pipeline Company,
      7.625% due 04/01/2037............    1,000,000      1,116,250

    Texas Gas Transmission Inc., 7.250%
      due 07/15/2027...................      100,000        105,375

    Vintage Petroleum, 8.625% due
      02/01/2009.......................  $   100,000   $    101,750

    Wiser Oil Company, 9.500% due
      05/15/2007.......................      100,000         93,500
                                                       ------------
                                                          8,743,261

  OTHER - 0.4%
    Corp Andina de Fomento, 7.100% due
      02/01/2003.......................      120,000        122,250

    Lasmo (USA) Inc., 7.300% due
      11/15/2027.......................      180,000        189,900

    Outdoor Systems Inc., 8.875% due
      06/15/2007.......................      250,000        260,000

    Polymer Group Inc., 9.000% due
      07/01/2007.......................      250,000        255,000

    Williams Scotsman Inc., 9.875% due
      06/01/2007.......................      300,000        313,500
                                                       ------------
                                                          1,140,650

  PRECIOUS METALS AND MINING - 0.1%
    Ultramar Diamond Company, 7.200%
      due 10/15/2017...................      205,000        215,763
                                                       ------------

  REAL ESTATE - 0.1%
    Socgen Real Estate Company, 7.640%
      due 12/29/2049**.................      400,000        408,500
                                                       ------------

  RETAIL - 0.0%#
    Lowe's Companies Inc., 6.875% due
      02/15/2028.......................      105,000        109,200
                                                       ------------

  TELECOMMUNICATIONS - 0.5%
    Airtouch Communications Inc.,
      6.650% due 05/01/2008............      450,000        457,313

    Century Communications Corporation,
      Zero coupon due 01/15/2008**.....    1,000,000        453,750

    Jasmine Submarine
      Telecommunications Ltd., 8.483%
      due 05/30/2011...................      100,000         83,000

    TCI Communications Inc.:
      6.375% due 05/01/2003............      223,000        225,788

      8.000% due 08/01/2005............      140,000        153,650

      9.650% due 03/31/2027............      100,000        115,250

    Worldcom Inc., 8.875% due
      01/15/2006.......................      200,000        216,500
                                                       ------------
                                                          1,705,251

  TRANSPORTATION - 0.1%
    Federal Express Corporation, 7.650%
      due 01/15/2014...................      298,524        315,316
                                                       ------------

  UTILITIES - 2.1%
    California Energy Incorporated,
      7.630% due 10/15/2007............      130,000        131,625

    Cleveland Electric Illuminating
      Company:
      7.430% due 11/01/2009............      236,000        248,390

      7.880% due 11/01/2017............      300,000        325,500

      9.000% due 07/01/2023............      100,000        109,375

    Commonwealth Edison Company, 7.625%
      due 01/15/2007...................      100,000        107,500

    Connecticut Light & Power Company,
      7.875% due 10/01/2024............      415,000        432,119

    Consumers Energy Company, 6.375%
      due 02/01/2008**.................      140,000        138,250

    El Paso Electric Company, 8.900%
      due 02/01/2006...................       50,000         55,500

    Empresa Nacional de Electricidad,
      7.325% due 02/01/2037............      100,000        100,875

    Hidroelectrica Alicura SA, 8.375%
      due 03/15/1999**.................    1,405,000      1,403,244


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL          VALUE
                                              AMOUNT       (NOTE 2)
                                         -----------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
  UTILITIES  - (CONTINUED)
    Long Island Lighting Company,
      9.000% due 11/01/2022............  $    75,000   $     86,156

    Niagara Mohawk Power Corporation:
      7.750% due 05/15/2006............      373,000        397,245

      8.770% due 01/01/2018............      372,000        396,645

      8.750% due 04/01/2022............      150,000        163,125

      8.500% due 07/01/2023............       90,000         96,638

    North Atlantic Energy Corporation,
      9.050% due 06/01/2002............      135,000        136,519

    Seabrook Station - Unit 1, 7.830%
      due 01/02/2019...................      915,890        961,684

    Texas-New Mexico Power Company,
      12.500% due 01/15/1999...........      100,000        104,875

    Texas Utility Electric Company,
      6.375% due 01/01/2008**..........      380,000        377,625

    Toledo Edison Company, 7.875% due
      08/01/2004.......................      238,000        252,578

    United Illuminating Company, 6.250%
      due 12/15/2002...................      100,000         99,875

    Utilicorp United Incorporated,
      8.450% due 11/15/1999............       10,000         10,288

    Waterford 3 Funding Corporation,
      8.090% due 01/02/2017............      545,000        566,800
                                                       ------------
                                                          6,702,431
    TOTAL CORPORATE BONDS AND
    NOTES - (Cost $62,722,249)                           63,503,567
                                                       ------------
FOREIGN GOVERNMENT BONDS - 0.3%
    Republic of Panama, 8.250% due
      04/22/2008.......................      200,000        195,750

    Republic of Korea, 8.875% due
      04/15/2008.......................      900,000        815,625
                                                       ------------

    TOTAL FOREIGN GOVERNMENT BONDS
      (Cost $1,040,079)                                   1,011,375
                                                       ------------

U.S. GOVERNMENT AND AGENCY SECURITIES - 16.2%
  COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
    Beneficial Mortgage Corporation,
      5.768% due 09/28/2037............      835,932        835,146

    BCF LLC, 7.750% due 09/25/2026.....       97,193         97,284
                                                       ------------
    TOTAL COLLATERALIZED MORTGAGE
    OBLIGATIONS
    (Cost $928,964)                                         932,430
                                                       ------------
  MORTGAGE-BACKED OBLIGATIONS - 3.1%
    Federal National Mortgage
    Association,
      6.500% due 03/01/2013............    2,359,565      2,372,825
                                                       ------------
    Government National Mortgage
      Association:
      8.000% due 06/20/2025............      284,109        291,754

      7.500% due 07/15/2026............      236,405        243,053

      8.000% due 07/15/2026............       31,241         32,392

      8.000% due 07/15/2026............       32,016         33,196

      8.000% due 07/15/2026............      535,341        555,079

      8.000% due 07/15/2026............      833,092        863,808

      7.500% due 09/15/2026............      273,168        280,850

      8.000% due 12/15/2026............      842,384        873,442

      7.500% due 04/15/2027............       45,860         47,150

      7.500% due 05/15/2027............      959,384        986,361

      8.000% due 07/15/2027............  $   849,480   $    880,801

      7.500% due 09/15/2027............      185,751        190,974

      7.500% due 11/15/2027............      446,794        459,358

      7.000% due 01/15/2028............       32,606         33,146

      7.500% due 02/15/2028............      719,781        740,021

      7.000% due 04/15/2028............      869,616        884,017
                                                       ------------
                                                          7,395,402
  U.S. TREASURIES - 12.8%
    United States Treasury Bonds:
      9.125% due 05/15/1999............    6,000,000      6,183,600

      6.625% due 03/31/2002............      220,000        227,880

      6.250% due 08/31/2002............   12,975,000     13,312,220

      9.875% due 11/15/2015............      120,000        174,770

      6.125% due 11/15/2027............    5,226,000      5,602,951

    United States Treasury Notes:
      8.500% due 02/15/2000............      175,000        182,994

      5.750% due 11/15/2000............    4,850,000      4,873,872

      5.500% due 01/31/2003............    8,300,000      8,292,779

      7.875% due 11/15/2004............      460,000        516,695

      7.000% due 07/15/2006............      370,000        404,151

      6.500% due 10/15/2006............       35,000         37,157

      5.500% due 02/15/2008............      185,000        184,848

      5.625% due 05/15/2008............      652,000        661,063
                                                       ------------
                                                         40,654,980

    TOTAL U.S. GOVERNMENT AND AGENCY
    SECURITIES - (Cost $50,138,796)                      51,355,637
                                                       ------------

SHORT TERM INVESTMENTS - 11.0%
  FEDERAL NATIONAL MORTGAGE
    ASSOCIATION - 8.1%
    FNMA:

      5.516%++ due 07/01/1998..........    6,500,000      6,500,000

      5.516%++ due 07/01/1998..........    8,000,000      8,000,000

      5.591%++ due 07/06/1998..........   11,200,000     11,191,459
                                                       ------------
                                                         25,691,459

  GENERAL ELECTRIC CORPORATION - 2.9%
      5.642%++ due 07/07/1998..........    9,200,000      9,191,475
                                                       ------------

    TOTAL SHORT TERM INVESTMENTS
      (Cost $34,882,934)                                 34,882,934
                                                       ------------

    TOTAL INVESTMENTS
      (COST $304,325,435*) - 102.4%                    $325,489,751

    OTHER ASSETS AND LIABILITIES - (2.4%)                (7,598,597)
                                                       ------------
    NET ASSETS - 100.0%                                $317,891,154
                                                       ============


*Aggregate cost for Federal tax purposes.
**Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+Non-income producing security.
++Annualized yield at date of purchase.
#Amount represents less than 0.1%.

GLOSSARY OF TERMS
ADR - American Depository Receipt


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                            PRINCIPAL      VALUE
                                               AMOUNT    (NOTE 2)
                                           ----------   -----------
CORPORATE DEBT SECURITIES - 28.4%
  BANKS - 2.3%
    Union Planters National Bank, 6.290%
      due 08/20/1998.....................  $  500,000   $   500,160
                                                        -----------
  BROKERAGE - 1.7%
    Paine Webber Group Inc., 6.344% due
      07/24/2003.........................     350,000       356,608
                                                        -----------
  COMMUNICATION - 2.5%
    Worldcom Inc., 9.375% due
      01/15/2004.........................     500,000       533,125
                                                        -----------
  ENTERTAINMENT AND LEISURE - 1.9%
    Caesars World Inc., 8.875% due
      08/15/2002.........................     400,000       412,000
                                                        -----------
  FINANCIAL SERVICES - 16.3%
    AT&T Capital Corporation, 6.520% due
      05/14/1999.........................     500,000       501,510
    Chrysler Financial Corporation,
      6.440% due 10/06/1998..............     500,000       500,650
    Figgie International Inc., 9.875% due
      10/01/1999.........................     500,000       522,500
    Lehman Brothers Holdings Inc., 6.150%
      due 03/15/2000.....................   1,000,000     1,002,500
    MBNA Global Capital Securities,
      6.550%+++ due 02/01/2027...........     500,000       474,990
    NTC Capital I,
      6.278%+++ due 01/15/2027...........     500,000       493,300
                                                        -----------
                                                          3,495,450
  REAL ESTATE - 1.4%
    Taubman Realty Group Ltd., MTN,
      6.489% due 07/30/1998..............     300,000       300,000
                                                        -----------
  TOBACCO - 2.3%
    Philip Morris Companies Inc., 6.000%
      due 11/15/1999.....................     500,000       500,000
                                                        -----------
    TOTAL CORPORATE DEBT SECURITIES
    (Cost $6,086,230)                                     6,097,343
                                                        -----------
MORTGAGE PASS-THROUGHS - 4.3%
  COLLATERALIZED MORTGAGE OBLIGATIONS
    MBNA Master Credit Card Trust, 5.931%
      due 11/15/2001.....................     750,000       749,760
    Morgan Stanley Capital I Inc.,
      9.000%+ due 05/01/2016.............     161,106       161,428
                                                        -----------
    TOTAL MORTGAGE
    PASS-THROUGHS - (Cost $915,803)                         911,188
                                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.0%
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (FHLMC) - 0.7%
  FHLMC:
    Pool #846224, 7.341% due
      07/01/2024.........................     138,079       140,840
                                                        -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA) - 0.7%
  FNMA,
    Conventional, Pool #103363, 7.693%
      due 12/01/2017.....................     137,391       142,328
                                                        -----------
  FEDERAL FARM CREDIT BANK (FFCB) - 4.6%
  FFCB,
      5.675%++ due 08/14/1998............   1,000,000       993,424
                                                        -----------
    TOTAL U.S. GOVERNMENT
    AGENCY OBLIGATIONS
    (Cost $1,277,308)                                     1,276,592
                                                        -----------
U.S. TREASURY OBLIGATIONS - 10.7%
  U.S. TREASURY NOTES:
      5.875% due 07/31/1999..............  $  800,000   $   802,976
      5.375% due 01/31/2000..............     500,000       498,955
      5.500% due 03/31/2000..............   1,000,000     1,000,060
                                                        -----------
    TOTAL U.S. TREASURY
    OBLIGATIONS - (Cost $2,297,063)                       2,301,991
                                                        -----------
COMMERCIAL PAPER-DISCOUNT NOTES - 50.0%
  AGRICULTURAL SERVICES - 1.8%
    Cargill Inc., 5.584%++ due
      07/09/1998.........................     384,000       383,531
                                                        -----------
  AUTOMOTIVE - 2.3%
    Hertz Corporation, 5.640%++ due
      07/16/1998.........................     500,000       498,844
                                                        -----------
  BANKS - 3.7%
    ABN Amro Bank, 5.557%++ due
      07/02/1998.........................     798,000       797,879
                                                        -----------
  COMMERCIAL SERVICES - 2.7%
    PHH Corporation, 5.766%++ due
      07/20/1998.........................     572,000       570,288
                                                        -----------
  COMMUNICATIONS - 11.7%
    GTE Corporation, 5.704%++ due
      07/08/1998.........................     975,000       973,935
    Lucent Technologies Inc., 5.590%++
      due 07/17/1998.....................     566,000       564,616
    Motorola Inc., 5.645%++ due
      07/21/1998.........................     974,000       970,997
                                                        -----------
                                                          2,509,548
  ELECTRIC - 1.4%
    Emerson Electric Company, 5.608%++
      due 07/14/1998.....................     309,000       308,384
                                                        -----------
  ENTERTAINMENT & LEISURE - 2.3%
    Walt Disney Corporation, 5.586%++ due
      07/13/1998.........................     494,000       493,094
                                                        -----------
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (FHLMC) - 1.9%
      5.435%++ due 07/13/1998............     413,000       412,264
                                                        -----------
  FINANCIAL SERVICES - 14.6%
    General Electric Capital Corporation,
      5.635%++ due 07/22/1998............     796,000       793,427
    General Motors Acceptance
      Corporation, 5.591%++ due
      07/06/1998.........................     960,000       959,265
    Household Finance Corporation,
      5.604%++ due 07/10/1998............     750,000       748,965
    Reliastar Mortgage Corporation,
      5.690%++ due 07/15/1998............     626,000       624,637
                                                        -----------
                                                          3,126,294
  FOOD - 4.6%
    General Mills Inc., 5.582%++ due
      07/07/1998.........................     975,000       974,106
                                                        -----------

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                            PRINCIPAL      VALUE
                                               AMOUNT    (NOTE 2)
                                           ----------   -----------
COMMERCIAL PAPER-DISCOUNT NOTES (CONTINUED)
  TRANSPORTATION - 3.0%
    United Parcel Services of America
      Inc., 5.454%++ due 07/01/1998......  $  640,000   $   640,000
                                                        -----------
    TOTAL COMMERCIAL PAPER
    -DISCOUNT NOTES
    (Cost $10,714,232)                                   10,714,232
                                                        -----------
    TOTAL INVESTMENTS
    (COST $21,290,636*) - 99.4%                         $21,301,346
    OTHER ASSETS AND LIABILITIES - 0.6%                     137,858
                                                        -----------
    NET ASSETS - 100.0%                                 $21,439,204
                                                        ===========

*Aggregate cost for Federal tax purposes.

++Annualized yield at date of purchase.

+++Floating rate security. Rate shown is rate in effect at 06/30/1998.

GLOSSARY OF TERMS

MTN - Medium Term Note

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                     VALUE + GROWTH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                                          VALUE
                                             SHARES      (NOTE 2)
                                            --------   ------------
COMMON STOCKS - 97.7%
  APPAREL - 3.1%
    GAP, Inc. ............................   74,750   $  4,606,469
                                                      ------------

  COMMUNICATION - 2.3%
    Cox Communication Inc., Class A.......   32,600      1,579,062

    3COM Corporation......................   59,600      1,828,975
                                                      ------------
                                                         3,408,037

  COMPUTER COMPONENTS, SOFTWARE AND
  SERVICES - 15.7%
    Cadence Design Systems, Inc.+.........   31,400        981,250

    Compaq Computer Corporation...........  139,800      3,966,825

    Electronic Arts Inc. .................   34,700      1,873,800

    Ingram Micro Inc., Class A............   33,600      1,484,700

    Intel Corporation.....................   75,900      5,626,087

    Microsoft Corporation.................   50,100      5,429,588

    PeopleSoft Inc. ......................   31,400      1,475,800

    Seagate Technology Inc. ..............  117,400      2,795,588
                                                      ------------
                                                        23,633,638

  CONSUMER SPECIALTY RETAIL - 14.7%
    Bed, Bath, & Beyond Inc. .............   12,000        621,750

    CompUSA Inc.+.........................  125,032      2,258,391

    Costco Companies, Inc.+...............   60,100      3,790,056

    CVS Corporation.......................  103,400      4,026,137

    Dayton Hudson Corporation.............   83,700      4,059,450

    Starbucks Corporation+................   60,000      3,206,250

    Walgreen Company......................   59,600      2,462,225

    Wal Mart Stores Inc. .................   28,900      1,755,675
                                                      ------------
                                                        22,179,934

  DRUGS AND HEALTH CARE SERVICES - 18.4%
    Cardinal Health, Inc. ................   37,600      3,525,000

    Health Management Associates Inc. ....   65,400      2,186,812

    Lilly Eli and Company.................   67,700      4,472,431

    McKesson Corporation..................   59,800      4,858,750

    Merck & Co. Inc. .....................   38,400      5,136,000

    Omnicare Inc. ........................   47,200      1,799,500

    Universal Health Services Inc. .......   40,100      2,340,837

    Wellpoint Health Networks Inc. .......   46,300      3,426,200
                                                      ------------
                                                        27,745,530

  ELECTRONICS - 6.3%
    General Electric Company..............   53,000      4,823,000

    Texas Instruments Inc. ...............   79,500      4,635,844
                                                      ------------
                                                         9,458,844

  FINANCIAL SERVICES - 16.6%
    Ahmanson HF and Company...............    62,900      4,465,900

    Chase Manhattan Corporation...........    45,700      3,450,350

    Equitable Companies, Inc. ............    37,000      2,770,375

    Franklin Resources Inc. ..............    52,500      2,835,000

    Household International, Inc. ........    77,600      3,860,600

    Merrill Lynch and Company Inc. .......    62,560      5,771,160

    Providian Financial Corporation.......    24,800      1,948,350
                                                       ------------
                                                         25,101,735
  FOOD CHAINS - 2.6%
    Kroger Company........................   16,500   $    707,438

    Safeway, Inc.+........................   78,100      3,177,694
                                                      ------------
                                                         3,885,132

  HEALTH MAINTENANCE ORGANIZATION - 2.3%
    United Healthcare Corporation.........   55,800      3,543,300
                                                      ------------

  INFORMATION PROCESSING - 3.7%
    HBO and Company.......................  157,200      5,541,300
                                                      ------------

  INSURANCE - 2.3%
    Travelers Group, Inc. ................   56,400      3,419,250
                                                      ------------

  MEDIA & ENTERTAINMENT - 2.0%
    Time Warner Inc. .....................   35,800      3,058,663
                                                      ------------

  OFFICE SUPPLIES - 1.7%
    Staples, Inc.+........................   87,600      2,534,925
                                                      ------------

  PERSONEL PLACEMENT - 1.6%
    Robert Half International Inc.+.......   43,300      2,419,388
                                                      ------------

  SEMICONDUCTORS AND EQUIPMENT - 2.4%
    Applied Materials Inc.+...............  122,500      3,613,750
                                                      ------------

  TELECOMMUNICATIONS - 2.0%
    ADC Telecommunication Inc. ...........   41,900      1,530,659

    Comcast Corporation, Class A..........   38,100      1,546,622
                                                      ------------
                                                         3,077,281

    TOTAL COMMON STOCKS
    (Cost $125,766,101)                                 147,227,176
                                                       ------------
    TOTAL INVESTMENTS
    (COST $125,766,101*) - 97.7%                       $147,227,176
    OTHER ASSETS AND LIABILITIES - 2.3%                   3,433,697
                                                       ------------
    NET ASSETS - 100.0%                                $150,660,873
                                                       ============

*Aggregate cost for Federal tax purposes.

+Non-income producing security.

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                     GROWTH & INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                                          VALUE
                                            SHARES       (NOTE 2)
                                          ----------   ------------

COMMON STOCKS - 78.0%
  AEROSPACE AND DEFENSE - 0.5%
    EVI Inc.+...........................      32,500   $  1,206,562
                                                       ------------

  AIRLINES - 0.8%
    Northwest Airlines Corporation......      45,000      1,735,313
                                                       ------------

  AUTOMOTIVE - 1.2%
    Ford Motor Company..................      45,000      2,655,000
                                                       ------------

  BANKING AND FINANCE - 9.6%
    American General Corporation+.......      30,000      2,135,625

    AmSouth Bancorporation..............      41,250      1,621,641

    Australia & New Zealand Banking
      Group Ltd. .......................     131,000        905,886

    Bear Stearns Companies Inc. ........      40,000      2,275,000

    Compass Bancshares Inc. ............      45,000      2,030,625

    Finova Group Inc. ..................      20,000      1,132,500

    Healthcare Financial Partners
      Inc. .............................     100,000      4,900,000

    Independence Community Bank
      Corporation.......................      50,000        850,000

    Mellon Bank Corporation.............      32,500      2,262,813

    Merrill Lynch and Company Inc.......      23,000      2,121,750

    Southern Pacific Funding
      Corporation.......................     115,000      1,804,063
                                                       ------------
                                                         22,039,903

  BIOPHARMACEUTICALS - 0.7%
    Millenium Pharmaceuticals+..........     118,000      1,666,750
                                                       ------------

  BROADCASTING - 0.6%
    King World Productions Inc. ........      54,000      1,377,000
                                                       ------------

  BUSINESS SERVICES - 1.4%
    Cendant Corporation.................      85,000      1,774,375

    EMC Corporation.....................      32,000      1,434,000
                                                       ------------
                                                          3,208,375

  CHEMICALS AND ALLIED PRODUCTS - 1.6%
    Crompton & Knowles Corporation......      35,000        881,562

    E. I. du Pont de Nemours and
      Company...........................      22,500      1,679,063

    W.R. Grace & Company................      62,500      1,066,406
                                                       ------------
                                                          3,627,031

  COMMUNICATION - 7.1%
    Communications Satellite
      Corporation.......................      70,000      1,981,875

    Frontier Corporation................      65,000      2,047,500

    GTE Corporation.....................      20,000      1,112,500

    MediaOne Group Inc. ................      70,000      3,075,625

    Metrocall Inc. .....................      75,000        454,688

    Metromedia Fiber Network Inc. ......      40,000      1,865,000

    Nextel Communications Inc. .........      65,000      1,616,875

    Paging Network Inc. ................     120,000      1,680,000

    Sprint Corporation..................      35,000      2,467,500
                                                       ------------
                                                         16,301,563

  COMPUTER INDUSTRY - 5.0%
    Computer Associates International
      Inc. .............................      25,000      1,389,063

    Filenet Corporation+................      76,000      2,194,500

    Intel Corporation...................      30,000      2,223,750

    Intersolv+..........................     125,000      2,007,813

    MicroStrategy Inc. .................      37,300      1,053,725

    SunGard Data Systems Inc. ..........      49,500      1,899,562

    System Software Associates Inc.+....      90,000        641,250
                                                       ------------
                                                         11,409,663

  CONSUMER DURABLES - 2.7%
    Compuware Corporation+..............      20,000      1,022,500

    Oakwood Homes Corporation...........      85,000      2,550,000

    Shaw Industries Inc. ...............     150,000      2,643,750
                                                       ------------
                                                          6,216,250

  CONSUMER PRODUCTS - 1.4%
    Fruit of the Loom Inc. .............      50,000   $  1,662,500

    Ocular Sciences Inc.................      50,000      1,625,000
                                                       ------------
                                                          3,287,500

  ENERGY - 0.9%
    Williams Companies Inc.+............      57,500      1,940,625
                                                       ------------

  FISHING AND HUNTING - 1.4%
    Alliant Techsystems Inc.+...........      34,000      2,150,500

    Zapata Corporation..................     115,000      1,135,625
                                                       ------------
                                                          3,286,125

  FOOD AND BEVERAGES - 0.9%
    Cadbury Schweppes Plc...............      71,500      1,107,282

    US Foodservice+.....................      30,000      1,051,875
                                                       ------------
                                                          2,159,157

  HEALTH CARE SERVICES - 5.4%
    Beverly Enterprises Inc.+...........     112,500      1,553,906

    Columbia/HCA Healthcare
      Corporation.......................      65,000      1,893,125

    Genzyme Corporation+................      40,000      1,022,500

    PhyCor Inc. ........................     105,000      1,739,063

    Sunrise Assisted Living Inc. .......      95,000      3,265,625

    United Healthcare Corporation.......      45,000      2,857,500
                                                       ------------
                                                         12,331,719

  HOTELS AND RESTAURANTS - 0.6%
    Canadian Hotel Income Properties....     175,000      1,427,067
                                                       ------------

  INSURANCE - 1.0%
    Hartford Life, Class A..............      20,000      1,138,750

    Marsh & McLennan Companies Inc......      18,750      1,133,203
                                                       ------------
                                                          2,271,953

  MEDICAL PRODUCTS AND SERVICES - 1.2%
    BMJ Medical Management Inc. ........     100,000        450,000

    Sabratek Corporation................     102,000      2,320,500
                                                       ------------
                                                          2,770,500

  NETWORK SOFTWARE - 2.2%
    FORE Systems Inc. ..................     120,000      3,180,000

    Macromedia Inc. ....................     100,000      1,868,750
                                                       ------------
                                                          5,048,750

  OIL AND GAS - 4.6%
    BJ Services Company.................      60,000      1,743,750

    Burlington Resources Inc. ..........      50,000      2,153,125

    Input/Output Inc. ..................      90,000      1,603,125

    Nordic American Tanker Shipping.....      90,000      1,355,625

    Pioneer Natural Resources Company...      90,000      2,148,750

    Superior Energy Services Inc. ......     305,000      1,544,063
                                                       ------------
                                                         10,548,438

  OTHER - 0.7%
    Walter Industries Inc.+.............      85,000      1,609,687
                                                       ------------

  PHARMACEUTICALS - 2.3%
    ALZA Corporation+...................      40,000      1,730,000

    Dusa Pharmaceuticals Inc.+..........      65,600        446,900

    Incyte Pharmaceuticals Inc. ........      45,000      1,535,625

    Monsanto Company....................      27,500      1,536,563
                                                       ------------
                                                          5,249,088

  POLLUTION CONTROL - 1.0%
    Waste Management Inc. ..............      62,000      2,170,000
                                                       ------------

  REAL ESTATE - 1.3%
    Capital Automotive REIT.............     130,000      1,844,375

    Equity One Inc. ....................      70,000        717,500

    FBR Asset Investment Corporation+...      25,000        450,000
                                                       ------------
                                                          3,011,875

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                     GROWTH & INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                                          VALUE
                                            SHARES       (NOTE 2)
                                          ----------   ------------

COMMON STOCKS (CONTINUED)
  RETAIL - 8.6%
    BJ's Wholesale Club Inc. ...........      50,000   $  2,031,250

    CompUSA Inc. .......................      64,000      1,156,000

    Dayton Hudson Corporation...........      45,000      2,182,500

    Dress Barn Inc.+....................      85,900      2,136,762

    Egghead Inc.+.......................     145,000      1,223,437

    Genesis Direct Inc. ................      95,000      1,056,875

    Kmart Corporation...................     100,000      1,912,500

    Nike Inc. ..........................      57,500      2,799,531

    PETsMart Inc. ......................     135,000      1,350,000

    Pier 1 Imports Inc. ................      80,000      1,910,000

    Value City Department Store Inc. ...     100,000      2,100,000
                                                       ------------
                                                         19,858,855

  TECHNOLOGY - 3.0%
    Electronics for Imaging Inc. .......     105,000      2,218,125

    General Electric Company............      22,000      2,002,000

    Xylan Corporation...................      91,000      2,712,938
                                                       ------------
                                                          6,933,063

  TELECOMMUNICATIONS - 8.6%
    Ascend Communications Inc. .........      47,500      2,354,219

    Cincinatti Bell Inc. ...............      50,000      1,431,250

    Comcast Corporation.................      65,000      2,638,594

    Cox Communications Inc. ............      55,000      2,664,062

    IDT Corporation.....................      60,000      1,803,750

    Tele-Communications International
      Inc. .............................      80,000      1,607,500

    Tele-Communications TCI Group,
      Class A+..........................      80,000      3,074,983

    Tele-Communications TCI Venture
      Group, Class B+...................      90,000      1,805,642

    Worldcom Inc. ......................      50,000      2,421,875
                                                       ------------
                                                         19,801,875

  TRANSPORTATION - 1.1%
    Genesee & Wyoming Inc., Class A+....      40,000        760,000

    Kansas City Southern Industries
      Inc. .............................      37,500      1,860,937
                                                       ------------
                                                          2,620,937

  UTILITY - 0.6%
    Southern Company....................      50,000      1,384,375
                                                       ------------

    TOTAL COMMON STOCKS                                 179,154,999
    (Cost $163,415,932)                                -------------

PREFERRED STOCKS - 9.5%
  AIRLINES - 1.5%
    Trans World Airlines+...............      22,000      1,683,000

    Trans World Airlines**..............      37,000      1,452,250

    Trans World Airlines+**.............       5,000        196,250
                                                       ------------
                                                          3,331,500

  BANKING AND FINANCE - 3.0%
    Fleetwood Capital Trust Inc.**......      45,000      2,407,500

    Servico Inc.**......................      50,000      2,375,000

    United Companies Financial
      Corporation.......................      60,000      1,920,000
                                                       ------------
                                                          6,702,500

  COMMUNICATIONS - 2.1%
    CellNet Data Systems, Inc. .........      91,800      2,134,350

    IXC Communications Inc.+**..........       8,000      1,720,000

    Metromedia International Group
      Inc.+.............................      20,000      1,030,000
                                                       ------------
                                                          4,884,350

  CONSUMER GOODS - 0.3%
    Suiza Foods Corporation.............      15,000        731,250
                                                       ------------

  INDUSTRIAL - 1.8%
    Freeport-McMoran Corporation,
      Series A..........................      65,000      1,267,500

    Houston Industries Inc.+............      16,500      1,229,250

    Pioneer Standard Electric Company...      38,000      1,686,250
                                                       ------------
                                                          4,183,000

  METALS AND MINING - 0.4%
    WHX Corporation, Series A...........      20,000   $    970,000
                                                       ------------

  PET FOOD - 0.4%
    Ralston Purina Company+.............      15,250        968,375
                                                       ------------
    TOTAL PREFERRED STOCKS
    (Cost $19,715,117)                                   21,770,975
                                                       ------------

                     EQUI-SELECT SERIES TRUST
                     GROWTH & INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)


                                          PRINCIPAL       VALUE
                                            AMOUNT       (NOTE 2)
                                          ----------   ------------
CONVERTIBLE BONDS - 4.9%
  COMPUTER INDUSTRY - 1.8%
    Amkor Technology Inc., 5.750% due
      05/01/2003........................  $  500,000        463,125

    Quantum Corporation, 7.000% due
      08/01/2004........................   1,000,000        950,000

    System Software Company, 7.000% due
      09/15/2002........................   3,500,000      2,786,875
                                                       ------------
                                                          4,200,000

  HEALTH CARE SERVICES - 0.0%#
    Sunrise Assisted Living Inc., 5.500%
      due 06/15/2002....................     100,000        110,500
                                                       ------------

  INDUSTRIAL - 1.0%
    AMF Bowling Inc., 0.000% due
      05/13/2018........................   2,500,000        634,375

    Halter Marine Group Inc., 4.500% due
      09/15/2004........................   2,000,000      1,617,500
                                                       ------------
                                                          2,251,875

  MEDICAL PRODUCTS AND SERVICES - 0.9%
    Hybridon Inc., 9.000% due
      04/01/2004........................     500,000        275,000

    Sabratek Corporation, 6.000% due
      04/15/2005**......................   2,250,000      1,856,250
                                                       ------------
                                                          2,131,250

  OIL AND GAS - 0.2%
    Key Energy Group Inc., 5.000% due
      09/15/2004........................     500,000        395,625
                                                       ------------

  TELECOMMUNICATIONS - 1.0%
    Tele-Communications International,
      Inc., 4.500% due 02/15/2006.......   2,500,000      2,246,875
                                                       ------------

    TOTAL CONVERTIBLE BONDS (Cost
    $12,362,154)                                         11,336,125
                                                       ------------


CORPORATE BONDS - 1.8%
  CONSUMER GOODS - 0.2%
    Assisted Living Concepts, 6.000% due
      11/01/2002........................     375,000        389,063
                                                       ------------

  FINANCIAL SERVICES - 0.3%
    Alternative Living Services, 5.250%
      due 12/15/2002....................     600,000        666,750
                                                       ------------

  HUMAN SERVICES - 0.4%
    American Retirement Corporation,
      5.750% due 10/01/2002.............   1,000,000        945,000
                                                       ------------

  OIL AND GAS - 0.4%
    Key Energy Group Inc., 5.000% due
      09/15/2004........................   1,250,000        989,063
                                                       ------------

  PERSONEL SERVICES - 0.3%
    Metamor Worldwide Inc., 2.940% due
      08/15/2004........................     700,000        668,500
                                                       ------------

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                     GROWTH & INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL      VALUE
                                            AMOUNT       (NOTE 2)
                                          ----------   ------------

CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS - 0.2%
    P-Communications Inc., Series 144A,
      4.250% due 11/01/2002**...........  $  500,000   $    371,875
                                                       ------------
    TOTAL CORPORATE BONDS
    (Cost $4,045,122)                                     4,030,251
                                                       ------------

                                                          VALUE
                                            SHARES       (NOTE 2)
                                          ----------   ------------
WARRANTS - 0.3%
(COST $232,318)
  BANKING AND FINANCE
    Healthcare Financial Partners
      Inc. .............................      20,000        709,200
                                                       ------------
    TOTAL INVESTMENTS
    (Cost $199,770,643*) - 94.5%                       $217,001,550

    OTHER ASSETS AND LIABILITIES - 5.5%                  12,591,734
                                                       ------------
    NET ASSETS - 100.0%                                $229,593,284
                                                       ============

*Aggregate cost for Federal tax purposes.

**Securities exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registrations to qualified institutional buyers.

#Amount represents less than 0.1%.

+Non-income producing securities.

GLOSSARY OF TERMS
ADR - American Depository Receipt

See accompanying notes.

                      [This page intentionally left blank]

                            EQUI-SELECT SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (UNAUDITED)

                                                                                    MORTGAGE-
                                                                   MONEY             BACKED           INTERNATIONAL
                                                                  MARKET           SECURITIES         FIXED INCOME
                                                                 PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                                ---------------------------------------------------
ASSETS
    Investments in securities, at value(a)..................    $38,944,898        $20,997,487         $14,070,938
    Cash, including foreign currency, at value..............            388                247             888,636
    Receivable for securities sold..........................             --                 --             127,311
    Net unrealized appreciation of foreign currency
      contracts (Note 6)....................................             --                 --              16,310
    Interest receivable.....................................         53,507            152,673             328,371
    Dividends receivable....................................             --                 --                  --
    Receivable for fund shares sold.........................        985,025             18,504                  --
    Receivable from Investment Adviser (Note 3).............            664              5,129               5,628
    Prepaid insurance.......................................            882                882                 882
    Deferred organization costs.............................          3,093              3,093               3,093
    Other assets............................................             --                 --               3,241
                                                                ---------------------------------------------------
      TOTAL ASSETS..........................................     39,988,457         21,178,015          15,444,410

LIABILITIES

    Payable due to custodian................................             --                 --                  --
    Payable for securities purchased........................             --                 --             232,883
    Payable for fund shares repurchased.....................             --                 --                  --
    Payable for audit fees..................................          3,610              3,610               4,610
    Payable for legal fees..................................          5,996              5,994               3,328
    Payable for custody fees................................         11,224              4,478              10,899
    Payable for organizational expense......................             --              4,317               4,317
    Payable to Investment Adviser (Note 3)..................         12,896             15,879              12,939
    Accounts payable and accrued expenses...................         14,353             13,690              14,585
                                                                ---------------------------------------------------
      TOTAL LIABILITIES.....................................         48,079             47,968             283,561
                                                                ---------------------------------------------------
      NET ASSETS............................................    $39,940,378        $21,130,047         $15,160,849
                                                                ===================================================

NET ASSETS CONSIST OF:

    Paid-in Capital (Note 5)................................    $39,946,571        $20,227,123         $14,932,261
    Undistributed net investment income (accumulated net
      investment loss) (Note 2).............................             --            561,327             232,534
    Accumulated net realized gain (loss) on investments and
      foreign currency transactions.........................         (6,193)           106,801            (130,098)
    Net unrealized appreciation (depreciation) of:
      Investments...........................................             --            234,796              26,637
      Foreign currency transactions.........................             --                 --              99,515
                                                                ---------------------------------------------------
      NET ASSETS............................................    $39,940,378        $21,130,047         $15,160,849
                                                                ===================================================

NET ASSET VALUE PER SHARE

    Offering and redemption price per share (based on shares
      of beneficial interest outstanding)...................    $      1.00        $     11.17         $     10.71
    Total share outstanding at end of period................     39,946,571          1,891,861           1,415,270

    (a) Investments in securities, at cost..................    $38,944,898        $20,762,691         $14,044,301

See accompanying notes.

                                       TOTAL                       VALUE +        GROWTH &
          OTC          RESEARCH        RETURN       ADVANTAGE       GROWTH         INCOME
       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
      --------------------------------------------------------------------------------------
      $196,106,821   $420,911,822   $325,489,751   $21,301,346   $147,227,176   $217,001,550
            62,288        119,840        382,400            --      3,910,443     16,231,915
           244,581      1,771,349        199,622       173,893      4,690,630        765,790
                --             --             --            --             --             --
                --             --      1,867,807            --         48,381        449,898
            31,079        346,394        386,281            --         41,774        156,479
           558,231      1,771,924      1,693,861            --        661,817      1,084,155
                --             --             --        14,677             --             --
               882            882            796           882            882            882
             3,093          3,093          3,032         3,093          4,196          4,197
                --             --             --         7,615             --             --
      --------------------------------------------------------------------------------------
       197,006,975    424,925,304    330,023,550    21,501,506    156,585,299    235,694,866

                --             --             --         7,787             --             --
         6,312,175        888,834     11,684,844            --      5,756,001      5,809,562
                --             --        116,705         4,189              8              6
             9,610         19,610         10,767         3,610          7,125         11,125
             7,995          7,328          7,417         5,995          7,001          5,335
             6,114         18,723          9,932        10,176          7,837          9,969
                --          4,317             --         4,317          6,479          4,459
           115,944        239,193        210,646        14,056        106,879        166,392
            74,398        188,934         92,085        12,172         33,096         94,734
      --------------------------------------------------------------------------------------
         6,526,236      1,366,939     12,132,396        62,302      5,924,426      6,101,582
      --------------------------------------------------------------------------------------
      $190,480,739   $423,558,365   $317,891,154   $21,439,204   $150,660,873   $229,593,284
      ======================================================================================

      $159,363,885   $349,899,342   $282,035,183   $20,688,158   $129,648,030   $203,440,897
          (452,232)       422,585      4,640,514       758,149       (240,338)       968,827
        21,113,991     15,488,528     10,054,567       (17,813)      (207,894)     7,841,630
        10,455,095     57,724,072     21,164,316        10,710     21,461,075     17,230,907
                --         23,838         (3,426)           --             --        111,023
      --------------------------------------------------------------------------------------
      $190,480,739   $423,558,365   $317,891,154   $21,439,204   $150,660,873   $229,593,284
      ======================================================================================

      $      18.53   $      21.08   $      16.59   $     10.82   $      15.53   $      15.90
        10,278,119     20,095,911     19,161,094     1,982,013      9,699,906     14,439,303

      $185,651,726   $363,187,750   $304,325,435   $21,290,636   $125,766,101   $199,770,643

                            EQUI-SELECT SERIES TRUST
                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                                                      MORTGAGE-
                                                                  MONEY                 BACKED              INTERNATIONAL
                                                                  MARKET              SECURITIES            FIXED INCOME
                                                                PORTFOLIO             PORTFOLIO               PORTFOLIO
INVESTMENT INCOME                                               ---------------------------------------------------------
    Interest income.........................................    $1,045,672             $664,252               $ 352,941
    Dividend income.........................................            --                   --                      --
    Foreign taxes withheld..................................            --                   --                  (2,240)
                                                                ---------------------------------------------------------
    TOTAL INVESTMENT INCOME.................................     1,045,672              664,252                 350,701

EXPENSES

    Investment Adviser fee (Note 3).........................        69,933               75,303                  55,807
    Administration fee......................................         9,292                4,966                   6,246
    Audit fee...............................................         5,441                5,441                   6,442
    Custodian fees and expenses.............................         7,127                8,759                  19,597
    Trustee's fees (Note 3).................................         1,305                1,305                   4,205
    Legal fee...............................................         2,847                2,847                   2,847
    Insurance expenses......................................         1,734                1,734                   1,734
    Transfer agent expense..................................         2,121                1,727                   2,579
    Amortization of organization expense....................         1,225                1,225                   1,225
    Miscellaneous expense...................................           850                  850                   2,590
                                                                ---------------------------------------------------------
    TOTAL EXPENSES..........................................       101,875              104,157                 103,272
                                                                ---------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)..........................       943,797              560,095                 247,429

NET REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS AND FOREIGN CURRENCY

    Net realized gain (loss) on:
      Investments...........................................        (1,435)             124,767                  39,393
      Foreign currency transactions.........................            --                   --                (163,048)
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................            --             (102,922)                148,384
      Foreign currency translations.........................            --                   --                 107,398
                                                                ---------------------------------------------------------
    NET REALIZED AND UNREALIZED GAIN (LOSS).................        (1,435)              21,845                 132,127
                                                                ---------------------------------------------------------

    NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS...............................    $  942,362             $581,940               $ 379,556
                                                                =========================================================

See accompanying notes.

                                     TOTAL                    VALUE +      GROWTH &
          OTC        RESEARCH       RETURN      ADVANTAGE     GROWTH        INCOME
       PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
      -------------------------------------------------------------------------------
      $   139,545   $   401,718   $ 3,521,686   $611,295    $   129,105   $   838,941
          124,977     1,516,775     1,420,936         --        246,839     1,155,406
               --       (10,942)           --         --             --        (3,389)
      -------------------------------------------------------------------------------
          264,522     1,907,551     4,942,622    611,295        375,944     1,990,958

          587,014     1,245,852       956,940     50,305        531,830       852,636
           36,358        80,158        59,280      4,977         27,750        44,710
           11,441        21,441        17,441      5,441          8,956        12,956
           14,678        23,678        29,678      8,759         12,678        21,678
            6,305         9,305         9,303      1,305          4,518         5,518
            4,847         6,847         4,847      2,847          3,854         4,854
            1,734         1,734         1,734      1,734          2,233         1,734
            4,601         4,733         4,733      2,067          5,452         5,890
            1,225         1,225         1,225      1,225            757           757
           48,551       146,588        54,550        850         18,254        71,398
      -------------------------------------------------------------------------------
          716,754     1,541,561     1,139,731     79,510        616,282     1,022,131
      -------------------------------------------------------------------------------
         (452,232)      365,990     3,802,891    531,785       (240,338)      968,827

       18,905,474    13,216,408     7,968,767    (11,967)     1,388,291     6,913,833
               --       (24,784)         (540)        --             --           (77)
        2,307,700    34,779,754     5,442,759     23,079     16,716,661     7,104,816
               --        51,080        (4,370)        --             --        49,340
      -------------------------------------------------------------------------------
       21,213,174    48,022,458    13,406,616     11,112     18,104,952    14,067,912
      -------------------------------------------------------------------------------

      $20,760,942   $48,388,448   $17,209,507   $542,897    $17,864,614   $15,036,739
      ===============================================================================

                            EQUI-SELECT SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997

                                                                                     MORTGAGE-
                                                                 MONEY                BACKED              INTERNATIONAL
                                                                MARKET              SECURITIES            FIXED INCOME
                                                               PORTFOLIO             PORTFOLIO              PORTFOLIO
                                                              ---------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
  FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)

    Net investment income (loss)............................  $   943,797           $   560,095            $   247,429
    Net realized gain (loss) on:
      Investments...........................................       (1,435)              124,767                 39,393
      Foreign currency transaction..........................           --                    --               (163,048)
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................           --              (102,922)               148,384
      Foreign currency translations.........................           --                    --                107,398
                                                              ---------------------------------------------------------
         Net increase in net assets resulting from
           operations.......................................      942,362               581,940                379,556

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................     (943,797)                   --                     --
  FUND SHARE TRANSACTIONS (Note 5)..........................    4,347,446             2,980,630              2,648,265
                                                              ---------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS..............................    4,346,011             3,562,570              3,027,821

NET ASSETS:
    Beginning of year.......................................   35,594,367            17,567,477             12,133,028
                                                              ---------------------------------------------------------
    END OF PERIOD(a)........................................  $39,940,378           $21,130,047            $15,160,849
                                                              =========================================================

(a) Including undistributed net investment income (loss)....  $        --           $   561,327            $   232,534
                                                              =========================================================

INCREASE IN NET ASSETS FROM OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 1997

    Net investment income (loss)............................  $ 1,634,516           $   783,992            $   491,341
    Net realized gain (loss) on:
      Investments...........................................       (4,758)              (17,042)               (43,206)
      Foreign currency transaction..........................           --                    --                 38,612
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................           --               218,071               (399,604)
      Foreign currency translations.........................           --                    --                  3,144
                                                              ---------------------------------------------------------
         Net increase in net assets resulting from
           operations.......................................    1,629,758               985,021                 90,287

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................   (1,634,516)             (783,416)              (527,603)
    Distributions from net realized gain on investments.....           --                    --                (18,155)
    Distributions in excess of net realized gain on
      investments and foreign currency transactions.........           --                    --                (65,902)
  FUND SHARE TRANSACTIONS (Note 5)..........................   16,446,793             6,228,184              1,907,620
                                                              ---------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS..............................   16,442,035             6,429,789              1,386,247

NET ASSETS:
    Beginning of period.....................................   19,152,332            11,137,688             10,746,781
                                                              ---------------------------------------------------------
    END OF YEAR(a)..........................................  $35,594,367           $17,567,477            $12,133,028
                                                              =========================================================

(a) Including undistributed net investment income
    (distributions in excess of net investment income)......  $        --           $     1,232            $   (14,895)
                                                              =========================================================

See accompanying notes.

                                       TOTAL                       VALUE +        GROWTH &
          OTC          RESEARCH        RETURN       ADVANTAGE       GROWTH         INCOME
       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
      --------------------------------------------------------------------------------------

      $   (452,232)  $    365,990   $  3,802,891   $   531,785   $   (240,338)  $    968,827
        18,905,474     13,216,408      7,968,767       (11,967)     1,388,291      6,913,833
                --        (24,784)          (540)           --             --            (77)
         2,307,700     34,779,754      5,442,759        23,079     16,716,661      7,104,816
                --         51,080         (4,370)           --             --         49,340
      --------------------------------------------------------------------------------------
        20,760,942     48,388,448     17,209,507       542,897     17,864,614     15,036,739

                --             --             --            --             --             --
        59,439,632    135,055,388    124,785,108     3,038,497     52,740,023     80,695,426
      --------------------------------------------------------------------------------------
        80,200,574    183,443,836    141,994,615     3,581,394     70,604,637     95,732,165

       110,280,165    240,114,529    175,896,539    17,857,810     80,056,236    133,861,119
      --------------------------------------------------------------------------------------
      $190,480,739   $423,558,365   $317,891,154   $21,439,204   $150,660,873   $229,593,284
      ======================================================================================

      $   (452,232)  $    422,585   $  4,640,514   $   758,149   $   (240,338)  $    968,827
      ======================================================================================

      $   (339,931)  $    387,816   $  3,600,021   $ 1,005,173   $   (231,357)  $  1,030,474
         6,780,268      8,560,438      4,883,900        (8,561)    (1,483,576)    10,048,777
              (222)        (5,156)        (4,468)           --             --             --
         7,014,867     15,925,334     11,534,974       (11,335)     2,941,921      6,532,632
                --        (27,765)           991            --             --         61,683
      --------------------------------------------------------------------------------------
        13,454,982     24,840,667     20,015,418       985,277      1,226,988     17,673,566

                --       (325,992)    (2,759,357)     (780,582)            --       (954,239)
        (4,604,698)    (7,116,667)    (3,063,811)       (2,783)       (17,323)    (9,673,157)
                --             --             --            --             --             --
        58,108,301    147,537,679    104,402,326     3,167,308     59,124,707     84,414,141
      --------------------------------------------------------------------------------------
        66,958,585    164,935,687    118,594,576     3,369,220     60,334,372     91,460,311

        43,321,580     75,178,842     57,301,963    14,488,590     19,721,864     42,400,808
      --------------------------------------------------------------------------------------
      $110,280,165   $240,114,529   $175,896,539   $17,857,810   $ 80,056,236   $133,861,119
      ======================================================================================

                     $         --   $     56,595   $   837,623   $    226,364   $         --
      ======================================================================================

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                            MONEY MARKET PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                         Six Months
                                                            Ended
                                                          06/30/98     Year Ended    Year Ended    Year Ended   Period Ended
                                                         (Unaudited)    12/31/97      12/31/96      12/31/95     12/31/94*
                                                         -----------   -----------   -----------   ----------   ------------
Net asset value, beginning of period...................       $1.00         $1.00         $1.00        $1.00         $1.00
                                                         -----------   -----------   -----------   ----------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)...............................        0.02          0.05          0.05         0.05          0.01
Net realized and unrealized gain on investments........          --            --            --           --            --
                                                         -----------   -----------   -----------   ----------     --------
Total from investment operations.......................        0.02          0.05          0.05         0.05          0.01
                                                         -----------   -----------   -----------   ----------     --------
LESS DISTRIBUTIONS:
Distributions from net investment income...............       (0.02)        (0.05)        (0.05)       (0.05)        (0.01)
Net capital gains distributions........................          --            --            --           --            --
                                                         -----------   -----------   -----------   ----------     --------
Total distributions....................................       (0.02)        (0.05)        (0.05)       (0.05)        (0.01)
                                                         -----------   -----------   -----------   ----------     --------
Net asset value, end of period.........................       $1.00         $1.00         $1.00        $1.00         $1.00
                                                         ===========   ===========   ===========   ==========     ========
Total Return(2)........................................       2.52%         5.02%         4.84%        5.19%         1.06%
                                                         ===========   ===========   ===========   ==========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period..............................  $39,940,378   $35,594,367   $19,152,332   $5,742,264     $446,684
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3).............................       0.55%         0.68%         0.68%        0.72%         0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3).............................       0.55%         0.71%         1.11%        2.59%        23.22%
Ratio of net investment income to average net
  assets(3)............................................       5.06%         5.06%         4.76%        5.11%         4.66%
Net investment income (loss) (without
  reimbursement)(1)(3).................................       $0.02         $0.05         $0.04        $0.04        ($0.03)

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** On January 2, 1998, ING Investment Management, LLC assumed the investment management duties of the Portfolio.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                     MORTGAGE-BACKED SECURITIES PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                        Six Months
                                                           Ended
                                                         06/30/98     Year Ended    Year Ended    Year Ended   Period Ended
                                                        (Unaudited)    12/31/97      12/31/96      12/31/95      12/31/94*
                                                        -----------   -----------   -----------   ----------   -------------
Net asset value, beginning of period..................      $10.85        $10.59        $10.84        $9.90         $10.00
                                                        -----------   -----------   -----------   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)..............................        0.30          0.51          0.58         0.52           0.15
Net realized and unrealized gain (loss) on
  investments.........................................        0.02          0.26         (0.22)        1.05          (0.10)
                                                        -----------   -----------   -----------   ----------    ----------
Total from investment operations......................        0.32          0.77          0.36         1.57           0.05
                                                        -----------   -----------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income..................          --         (0.51)        (0.58)       (0.52)         (0.15)
Net capital gains distributions.......................          --            --         (0.03)       (0.11)            --
                                                        -----------   -----------   -----------   ----------    ----------
Total distributions...................................          --         (0.51)        (0.61)       (0.63)         (0.15)
                                                        -----------   -----------   -----------   ----------    ----------
Net asset value, end of period........................      $11.17        $10.85        $10.59       $10.84          $9.90
                                                        ===========   ===========   ===========   ==========    ==========
Total Return(2).......................................       2.95%         7.25%         3.39%       15.92%          0.50%
                                                        ===========   ===========   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period.............................  $21,130,047   $17,567,477   $11,137,688   $8,655,378    $4,976,609
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3)............................       1.04%         1.25%         1.25%        0.90%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)............................       1.04%         1.49%         1.67%        1.99%          2.43%
Ratio of net investment income to average net
  assets(3)...........................................       5.57%         5.66%         5.69%        6.26%          6.33%
Net investment income (without reimbursement)(1)(3)...       $0.30         $0.49         $0.54        $0.43          $0.11
Portfolio turnover rate(4)............................         28%           27%           19%          34%            52%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** On January 2, 1998, ING Investment Management, LLC assumed the investment management duties of the Portfolio.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                     INTERNATIONAL FIXED INCOME PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                         Six Months
                                                            Ended
                                                          06/30/98     Year Ended    Year Ended    Year Ended   Period Ended
                                                         (Unaudited)    12/31/97      12/31/96      12/31/95     12/31/94*
                                                         -----------   -----------   -----------   ----------   ------------
Net asset value, beginning of period...................      $10.41        $10.88        $11.09       $10.02         $10.00
                                                         -----------   -----------   -----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)...............................        0.17          0.43          0.53         0.41           0.15
Net realized and unrealized gain (loss) on
  investments..........................................        0.13         (0.35)         0.02         1.24          (0.05)
                                                         -----------   -----------   -----------   ----------    ----------
Total from investment operations.......................        0.30          0.08          0.55         1.65           0.10
                                                         -----------   -----------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Distributions from net investment income...............          --         (0.47)        (0.58)       (0.47)         (0.08)
Net capital gains distributions........................          --         (0.02)        (0.18)       (0.11)            --
Distributions in excess of net capital gains...........          --         (0.06)           --           --             --
                                                         -----------   -----------   -----------   ----------    ----------
Total distributions....................................          --         (0.55)        (0.76)       (0.58)         (0.08)
                                                         -----------   -----------   -----------   ----------    ----------
Net asset value, end of period.........................      $10.71        $10.41        $10.88       $11.09         $10.02
                                                         ===========   ===========   ===========   ==========    ==========
Total Return(2)........................................       2.98%         0.64%         5.05%       15.81%          1.01%
                                                         ===========   ===========   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period..............................  $15,160,849   $12,133,028   $10,746,781   $8,556,253    $5,062,830
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3).............................       1.57%         1.60%         1.60%        1.00%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3).............................       1.57%         1.83%         1.94%        2.13%          2.53%
Ratio of net investment income to average net
  assets(3)............................................       3.76%         4.22%         4.73%        5.94%          5.93%
Net investment income (without reimbursement)(1)(3)....       $0.17         $0.41         $0.49        $0.31          $0.10
Portfolio turnover rate(4).............................         32%           69%          113%          89%             6%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** Baring International Investment Limited became the sub-advisor to the Portfolio on May 1, 1998.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                                 OTC PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                         Six Months
                                                           Ended
                                                          06/30/98      Year Ended    Year Ended    Year Ended   Period Ended
                                                        (Unaudited)      12/31/97      12/31/96      12/31/95     12/31/94*
                                                        ------------   ------------   -----------   ----------   ------------
Net asset value, beginning of period..................        $15.82         $13.82       $12.08       $10.36         $10.00
                                                        ------------   ------------   -----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss)(1)..............................         (0.04)         (0.05)       (0.03)       (0.02)            --
Net realized and unrealized gain on investments.......          2.75           2.76         2.52         3.07           0.36
                                                        ------------   ------------   -----------   ----------    ----------
Total from investment operations......................          2.71           2.71         2.49         3.05           0.36
                                                        ------------   ------------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income..................            --             --           --           --             --
Net capital gains distributions.......................            --          (0.71)       (0.75)       (1.33)            --
                                                        ------------   ------------   -----------   ----------    ----------
Total distributions...................................            --          (0.71)       (0.75)       (1.33)            --
                                                        ------------   ------------   -----------   ----------    ----------
Net asset value, end of period........................        $18.53         $15.82       $13.82       $12.08         $10.36
                                                        ============   ============   ===========   ==========    ==========
Total Return(2).......................................        17.13%         19.67%       20.68%       29.23%          3.59%
                                                        ============   ============   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period.............................  $190,480,739   $110,280,165   $43,321,580   $9,054,622    $1,695,685
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3)............................         0.97%          0.99%        1.35%        1.07%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)............................         0.97%          0.99%        1.35%        2.52%          7.10%
Ratio of net investment income (loss) to average net
  assets(3)...........................................       (0.61)%        (0.44)%      (0.63)%      (0.22)%          0.16%
Net investment (loss) (without reimbursement)(1)(3)...        $(0.04)        $(0.05)      $(0.03)      $(0.10)        $(0.12)
Portfolio turnover rate(4)............................           88%           141%         122%         111%             6%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above. There was no reimbursement of fees for the years ended 1996 and 1997.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                               RESEARCH PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                         Six Months
                                                           Ended
                                                          06/30/98      Year Ended    Year Ended    Year Ended    Period Ended
                                                        (Unaudited)      12/31/97      12/31/96      12/31/95      12/31/94*
                                                        ------------   ------------   -----------   -----------   ------------
Net asset value, beginning of period..................        $17.94         $15.43       $12.88         $9.59         $10.00
                                                        ------------   ------------   -----------   -----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)..............................          0.02           0.03           --          0.03           0.09
Net realized and unrealized gain (loss) on
  investments.........................................          3.12           3.08         3.00          3.48          (0.41)
                                                        ------------   ------------   -----------   -----------    ----------
Total from investment operations......................          3.14           3.11         3.00          3.51          (0.32)
                                                        ------------   ------------   -----------   -----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income..................            --          (0.03)        0.00#        (0.03)         (0.09)
Net capital gains distributions.......................            --          (0.57)       (0.45)        (0.19)            --
                                                        ------------   ------------   -----------   -----------    ----------
Total distributions...................................            --          (0.60)       (0.45)        (0.22)         (0.09)
                                                        ------------   ------------   -----------   -----------    ----------
Net asset value, end of period........................        $21.08         $17.94       $15.43        $12.88          $9.59
                                                        ============   ============   ===========   ===========    ==========
Total Return(2).......................................        17.50%         20.12%       23.37%        36.58%         (3.22)%
                                                        ============   ============   ===========   ===========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period.............................  $423,558,365   $240,114,529   $75,178,842   $16,185,802    $1,626,521
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3)............................         0.95%          0.96%        1.31%         1.12%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)............................         0.95%          0.96%        1.31%         2.48%          7.48%
Ratio of net investment income to average net
  assets(3)...........................................         0.23%          0.26%        0.05%         0.58%          4.65%
Net investment income (loss) (without
  reimbursement)(1)(3)................................         $0.02          $0.03           --        $(0.04)        $(0.04)
Portfolio turnover rate(4)............................           35%            80%          68%           83%            85%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above. There was no reimbursement of fees for the years ended 1996 and 1997.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
#   Amount is less than $0.003 per share.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                             TOTAL RETURN PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                      Six Months
                                                        Ended
                                                       06/30/98      Year Ended    Year Ended     Year Ended     Period Ended
                                                     (Unaudited)      12/31/97      12/31/96       12/31/95        12/31/94*
                                                     ------------   ------------   -----------   -------------   -------------
Net asset value, beginning of period...............        $15.36         $13.15       $11.90           $9.76         $10.00
                                                     ------------   ------------   -----------    -----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)...........................          0.17           0.32         0.26            0.21           0.09
Net realized and unrealized gain (loss) on
  investments......................................          1.06           2.42         1.37            2.19          (0.24)
                                                     ------------   ------------   -----------    -----------     ----------
Total from investment operations...................          1.23           2.74         1.63            2.40          (0.15)
                                                     ------------   ------------   -----------    -----------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income...............            --          (0.25)       (0.26)          (0.21)         (0.09)
Net capital gains distributions....................            --          (0.28)       (0.12)          (0.05)            --
                                                     ------------   ------------   -----------    -----------     ----------
Total distributions................................            --          (0.53)       (0.38)          (0.26)         (0.09)
                                                     ------------   ------------   -----------    -----------     ----------
Net asset value, end of year.......................        $16.59         $15.36       $13.15          $11.90          $9.76
                                                     ============   ============   ===========    ===========     ==========
Total return(2)....................................         8.01%         20.89%       13.70%          24.51%        (1.47)%
                                                     ============   ============   ===========    ===========     ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period..........................  $317,891,154   $175,896,539   $57,301,963    $15,502,907     $1,298,365
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3).........................         0.95%          0.97%        1.25%           1.11%          0.75%
Ratio of operating expenses (without reimbursement)
  to average net assets(1)(3)......................         0.95%          0.97%        1.25%           2.36%          8.31%
Ratio of net investment income to average net
  assets(3)........................................         3.17%          3.31%        3.29%           3.88%          4.58%
Net investment income (loss)
  (without reimbursement)(3).......................         $0.17          $0.32        $0.26           $0.14         $(0.06)
Portfolio turnover rate(4).........................           51%            98%         131%             89%            45%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above. There was no reimbursement of fees for the years ended 1996 and 1997.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                             ADVANTAGE PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                       Six Months
                                                          Ended
                                                        06/30/98     Year Ended    Year Ended    Year Ended    Period Ended
                                                       (Unaudited)    12/31/97      12/31/96      12/31/95       12/31/94*
                                                       -----------   -----------   -----------   -----------   -------------
Net asset value, beginning of period.................      $10.53        $10.41        $10.18         $9.98         $10.00
                                                       -----------   -----------   -----------   ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1).............................        0.25          0.61          0.40          0.71           0.12
Net realized and unrealized gain (loss) on
  investments........................................        0.04         (0.01)         0.22          0.20          (0.02)
                                                       -----------   -----------   -----------   ----------     ----------
Total from investment operations.....................        0.29          0.60          0.62          0.91           0.10
                                                       -----------   -----------   -----------   ----------     ----------
LESS DISTRIBUTIONS:
Distributions from net investment income.............          --         (0.48)        (0.38)        (0.71)         (0.12)
Net capital gains distributions......................          --            --         (0.01)           --             --
                                                       -----------   -----------   -----------   ----------     ----------
Total distributions..................................          --         (0.48)        (0.39)        (0.71)         (0.12)
                                                       -----------   -----------   -----------   ----------     ----------
Net asset value, end of period.......................      $10.82        $10.53        $10.41        $10.18          $9.98
                                                       ===========   ===========   ===========   ==========     ==========
Total Return(2)......................................       2.85%         5.71%         6.06%         9.18%          0.99%
                                                       ===========   ===========   ===========   ==========     ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period............................  $21,439,204   $17,857,810   $14,488,590   $5,990,065     $3,449,166
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3)...........................       0.79%         0.80%         0.80%         0.77%          0.75%
Ratio of operating expenses (without reimbursement)
  to average net assets(1)(3)........................       0.79%         1.11%         1.55%         2.13%          3.06%
Ratio of net investment income to average net
  assets(3)..........................................       5.28%         5.79%         5.86%         8.56%          5.32%
Net investment income (without
  reimbursement)(1)(3)...............................       $0.25         $0.58         $0.35         $0.60          $0.07
Portfolio turnover rate(4)...........................         13%          116%           85%          166%            94%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** On January 2, 1998, ING Investment Management, LLC assumed the investment management duties of the Portfolio.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                                 VALUE + GROWTH
    (For a share of beneficial interest outstanding throughout each period)

                                                               Six Months
                                                                 Ended
                                                                06/30/98     Year Ended    Period Ended
                                                              (Unaudited)     12/31/97       12/31/96*
                                                              ------------   -----------   -------------
Net asset value, beginning of period........................        $13.22       $11.43          $10.00
                                                              ------------   -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss)(1)....................................         (0.02)       (0.04)          (0.04)
Net realized and unrealized gain on investments.............          2.33         1.83            1.59
                                                              ------------   -----------    -----------
Total from investment operations............................          2.31         1.79            1.55
                                                              ------------   -----------    -----------
LESS DISTRIBUTIONS:
Dividends from net investment income........................            --           --              --
Net capital gains distributions.............................            --           --           (0.12)
                                                              ------------   -----------    -----------
Total distributions.........................................            --           --           (0.12)
                                                              ------------   -----------    -----------
Net asset value, end of period..............................        $15.53       $13.22          $11.43
                                                              ============   ===========    ===========
Total Return(2).............................................        17.47%       15.69%          15.49%
                                                              ============   ===========    ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $150,660,873   $80,056,236    $19,721,864
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         1.10%        1.20%           1.70%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         1.10%        1.20%           1.90%
Ratio of net investment (loss) to average net assets(3).....       (0.43)%       (0.50)%         (0.90)%
Net investment (loss) (without reimbursement)(1)(3).........        $(0.02)      $(0.04)         $(0.05)
Portfolio turnover rate(4)..................................           91%         224%            143%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above. There was no reimbursement of fees for the year ended 1997.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                           GROWTH & INCOME PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                               Six Months
                                                                 Ended
                                                                06/30/98      Year Ended    Period Ended
                                                              (Unaudited)      12/31/97       12/31/96*
                                                              ------------   ------------   -------------
Net asset value, beginning of period........................        $14.47         $12.59         $10.00
                                                              ------------   ------------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................          0.07           0.13           0.02
Net realized and unrealized gain on investments.............          1.36           3.02           2.61
                                                              ------------   ------------    -----------
Total from investment operations............................          1.43           3.15           2.63
                                                              ------------   ------------    -----------
LESS DISTRIBUTIONS:
Dividends from net investment income........................            --          (0.11)         (0.02)
Net capital gains distributions.............................            --          (1.16)         (0.02)
                                                              ------------   ------------    -----------
Total distributions.........................................            --          (1.27)         (0.04)
                                                              ------------   ------------    -----------
Net asset value, end of period..............................        $15.90         $14.47         $12.59
                                                              ============   ============    ===========
Total Return(2).............................................         9.88%         25.15%         26.19%
                                                              ============   ============    ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $229,593,284   $133,861,119    $42,400,808
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         1.13%          1.12%          1.64%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         1.13%          1.12%          1.64%
Ratio of net investment income to average net assets(3).....         1.07%          1.23%          0.38%
Net investment income (without reimbursement)(1)(3).........         $0.07          $0.13          $0.02
Portfolio turnover rate(4)..................................          104%           227%           115%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above. There was no reimbursement of fees for the years ended 1996 and 1997.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST

                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

NOTE 1 - ORGANIZATION
Equi-Select Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is managed by Directed Services, Inc. ("DSI"), which is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"). Equitable of Iowa became a wholly owned subsidiary of ING Groep, N.V. ("ING") on October 24, 1997. The Trust was organized as a Massachusetts business trust on May 11, 1994, and offers nine portfolios, each having differing investment objectives and policies: Money Market Portfolio, Mortgage-Backed Securities Portfolio, International Fixed Income Portfolio, OTC Portfolio, Research Portfolio, Total Return Portfolio, Advantage Portfolio, Value + Growth Portfolio and Growth & Income Portfolio (each a "Portfolio" or, collectively, "the Portfolios"). On September 15, 1994, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 10,000 shares for the Money Market Portfolio and 1,000 shares for each of the other Portfolios other than the Value + Growth Portfolio and the Growth & Income Portfolio. On March 28, 1996, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 1,000 shares for the Value + Growth Portfolio and 1,000 shares for the Growth & Income Portfolio. The shares of the Trust are sold to certain life insurance companies' separate accounts to fund the benefits under variable annuity and variable life contracts issued by such life insurance companies, including Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company. All Portfolios (except the Value + Growth and the Growth & Income Portfolios) began investment operations on October 4, 1994 and the Value + Growth and the Growth & Income Portfolios began investment operations on April 1, 1996.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles may require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - For all Portfolios except the Money Market Portfolio, portfolio securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last reported sale price on the principle exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included on NASDAQ, at a bid price. Debt securities, including zero-coupon securities, and certain foreign securities are valued by a pricing service. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trustees, or by an individual acting under the direction of the Trustees. Prices for securities primarily traded in foreign markets are expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities, including all securities in the Money Market Portfolio and debt securities with a remaining maturity of 60 days or less, are valued at their amortized cost, which approximates market value.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to the principal amount, including interest, of the repurchase agreement. To the extent that the term of any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are reported as income when the Trust identifies the dividend. Interest income, which includes certain accretion of original discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

A Portfolio may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Portfolio may, consistent with its investment objective and policies, enter into a foreign currency exchange contract for the purchase or sale (for a fixed amount of U.S. dollars) of an amount of the foreign currency required to settle the security transaction.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Portfolio on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payment amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by a Portfolio as an unrealized gain or loss. When the Forward is closed, the Portfolio records a gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of Portfolio securities denominated in a foreign currency.

CURRENCY CALL AND PUT OPTIONS - A call option written by a Portfolio obligates the Portfolio to sell specified currency to the option holder at a specified price at any time before the expiration date. A put option written by a Portfolio obligates the Portfolio to purchase specified currency from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Portfolio may, upon exercise of the option, be required to sell currency at a price that is less than its market value or be required to purchase currency at a price that exceeds its market value. A Portfolio may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Portfolio in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price.

DOLLAR ROLL TRANSACTIONS - A Portfolio may enter into dollar roll transactions, in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period the Portfolio forgoes principal and interest paid on the securities. The Portfolios account for such dollar rolls as financing transactions, and are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at a future date. To the extent that a Portfolio has commitments under dollar roll transactions, liquid, high grade debt securities are segregated in an amount equivalent to these obligations. There were no dollar roll commitments outstanding at June 30, 1998.

EXPENSES - Expenses directly attributable to a Portfolio are charged to the Portfolio. Expenses not directly attributable to a Portfolio are allocated among the affected Portfolios. Certain costs incurred in connection with the organization of the Trust and each Portfolio have been deferred and are being amortized on a straight line basis over a five year period.

DISTRIBUTIONS TO SHAREHOLDERS - Each of the Portfolios (except the Money Market Portfolio) declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Portfolio declares dividends daily and distributes monthly. All distributions are paid in shares of the relevant Portfolio at net asset value. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, "post October 31 losses" and excise tax regulations. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Portfolio is treated as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Portfolios will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts during the calendar year, the Portfolios will not be subject to a Federal excise tax.

NOTE 3 - AGREEMENTS AND FEES
As of October 24, 1997, the Trust entered into an Investment Advisory Agreement (the "Agreement") with Equitable Investment Services, Inc. ("EISI") which was assumed by DSI, under which DSI manages the business and affairs of the Portfolios and the Trust. Under the Agreement, each Portfolio pays DSI a monthly fee at the annual rate based on the average daily net assets of each Portfolio as follows:

                                                                       ADVISORY FEES
                                                                       -------------

Money Market Portfolio                      0.375%        of first $50 million
                                            0.35%         in excess of $50 million

Mortgage-Backed Securities Portfolio        0.75%         of first $200 million
                                            0.65%         of next $300 million
                                            0.55%         of next $500 million
                                            0.50%         of next $1 billion
                                            0.40%         in excess of $2 billion

International Fixed Income Portfolio        0.85%         of first $200 million
                                            0.75%         of next $300 million
                                            0.60%         of next $500 million
                                            0.55%         of next $1 billion
                                            0.40%         in excess of $2 billion

OTC, Research & Total Return Portfolios     0.80%         of first $300 million
                                            0.55%         in excess of $300 million

Advantage Portfolio                         0.50%         of first $100 million
                                            0.35%         in excess of $100 million

Value + Growth Portfolio                    0.95%         of first $500 million
                                            0.75%         in excess of $500 million

Growth & Income Portfolio                   0.95%         of first $200 million
                                            0.75%         in excess of $200 million

DSI has assumed the management responsibility under the Sub-Advisory Agreements with Massachusetts Financial Services Company with respect to the OTC, Research and Total Return Portfolios and Robertson, Stephens & Company Investment Management, L.P., with respect to the Value + Growth and Growth & Income Portfolios and DSI has entered into a Sub-Advisory Agreement with Baring International Investment Limited with respect to the International Fixed Income Portfolio; each of whom, under the supervision of DSI, is responsible for the day-to-day investment management of each of the Portfolios. Effective January 2, 1998, ING Investment Management, LLC an affiliate of EISI assumed the portfolio management responsibilities of EISI for the Money Market Portfolio, the Mortgage-Backed Securities Portfolio and the Advantage Portfolio. The fees payable to the sub-advisors under the Sub-Advisory Agreements are borne by DSI, and the Trust does not bear the direct cost of the sub-advisory activities.

Each Trustee of the Trust who is not an interested person of the Trust or Advisor or Sub-Advisor receives an annual fee of $6,000 and an additional fee of $1,500 for each Trustees' meeting attended.

NOTE 4 - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding the Money Market Portfolio and all short-term securities for the Trust, for the six months ended June 30, 1998, were as follows:

                                       Non-U.S.         U.S.         Non-U.S.          U.S.
                                      Government     Government     Government      Government
                                      Purchases      Purchases        Sales           Sales
                                     -----------------------------------------------------------
Mortgage-Backed Securities.......    $         --   $ 8,462,136    $    466,076    $ 4,509,204
International Fixed Income.......       4,898,656            --       2,770,459        734,235
OTC..............................     186,370,709            --     126,662,287             --
Research.........................     221,124,597            --     110,090,328             --
Total Return.....................     172,105,696    62,130,952      62,854,422     46,140,052
Advantage........................              --     1,497,891       1,740,700         49,221
Value + Growth...................     152,147,642            --      99,282,336             --
Growth & Income..................     255,429,413            --     173,324,961             --

]NOTE 4 - INVESTMENT TRANSACTIONS (CONTINUED)
The identified cost of investments in securities and repurchase agreements owned by the Trust for federal income tax purposes and their respective gross unrealized appreciation and depreciation at June 30, 1998 were as follows:

                                                         Gross          Gross           Net
                                        Identified     Unrealized     Unrealized     Unrealized
                                           Cost       Appreciation   Depreciation   Appreciation
                                       ---------------------------------------------------------
Money Market.......................    $ 38,944,898   $        --    $        --    $        --
Mortgage-Backed Securities.........      20,762,691       237,734          2,938        234,796
International Fixed Income.........      14,044,301       329,944        303,307         26,637
OTC................................     185,651,726    26,132,832     15,677,737     10,455,095
Research...........................     363,187,750    69,468,235     11,744,163     57,724,072
Total Return.......................     304,325,435    24,818,887      3,654,571     21,164,316
Advantage..........................      21,290,636        37,022         26,312         10,710
Value + Growth.....................     125,766,101    23,502,531      2,041,456     21,461,075
Growth & Income....................     199,770,643    26,756,331      9,525,424     17,230,907

NOTE 5 - SHAREHOLDER TRANSACTIONS
Transactions in shares and dollars were as follows:

                                                                      MONEY MARKET PORTFOLIO
                                                         SIX MONTHS ENDED                  YEAR ENDED
                                                           JUNE 30, 1998                DECEMBER 31, 1997
                                                    ---------------------------    ---------------------------
                                                      SHARES         DOLLARS         SHARES         DOLLARS
                                                      ------         -------         ------         -------
Shares sold.....................................     64,725,828    $ 64,725,828    102,433,107    $102,433,107
Shares issued to shareholders in reinvestment of
  dividends.....................................        943,797         943,797      1,634,516       1,634,516
Shares redeemed.................................    (61,322,179)    (61,322,179)   (87,620,830)    (87,620,830)
                                                    -----------    ------------    -----------    ------------
Net increase....................................      4,347,446    $  4,347,446     16,446,793    $ 16,446,793
                                                    ===========    ============    ===========    ============

                                                               MORTGAGE-BACKED SECURITIES PORTFOLIO
                                                         SIX MONTHS ENDED                  YEAR ENDED
                                                           JUNE 30, 1998                DECEMBER 31, 1997
                                                    ---------------------------    ---------------------------
                                                      SHARES         DOLLARS         SHARES         DOLLARS
                                                      ------         -------         ------         -------
Shares sold.....................................        604,853    $  6,668,031        673,451    $  7,363,783
Shares issued to shareholders in reinvestment of
  dividends.....................................             --              --        132,084       1,419,276
Shares redeemed.................................       (332,434)     (3,687,401)      (237,370)     (2,554,875)
                                                    -----------    ------------    -----------    ------------
Net increase....................................        272,419    $  2,980,630        568,165    $  6,228,184
                                                    ===========    ============    ===========    ============

                                                                INTERNATIONAL FIXED INCOME PORTFOLIO
                                                            SIX MONTHS ENDED                YEAR ENDED
                                                             JUNE 30, 1998               DECEMBER 31, 1997
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS        SHARES        DOLLARS
                                                         ------        -------        ------        -------
Shares sold........................................       424,886    $  4,509,286      574,229    $  6,192,469
Shares issued to shareholders in reinvestment of
  dividends........................................            --              --      123,463       1,314,326
Shares redeemed....................................      (175,524)     (1,861,021)    (519,578)     (5,599,175)
                                                       ----------    ------------    ---------    ------------
Net increase.......................................       249,362    $  2,648,265      178,114    $  1,907,620
                                                       ==========    ============    =========    ============

                                                                           OTC PORTFOLIO
                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                            JUNE 30, 1998               DECEMBER 31, 1997
                                                      --------------------------    --------------------------
                                                        SHARES        DOLLARS         SHARES        DOLLARS
                                                        ------        -------         ------        -------
Shares sold.......................................     3,700,352    $ 66,535,786     4,441,443    $ 67,796,730
Shares issued to shareholders in reinvestment of
  dividends.......................................            --              --       453,828       6,811,842
Shares redeemed...................................      (392,702)     (7,096,154)   (1,059,015)    (16,500,271)
                                                      ----------    ------------    ----------    ------------
Net increase......................................     3,307,650    $ 59,439,632     3,836,256    $ 58,108,301
                                                      ==========    ============    ==========    ============

                                                                         RESEARCH PORTFOLIO
                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                            JUNE 30, 1998               DECEMBER 31, 1997
                                                      --------------------------    --------------------------
                                                        SHARES        DOLLARS         SHARES        DOLLARS
                                                        ------        -------         ------        -------
Shares sold.......................................     7,830,982    $157,200,236     8,748,698    $151,457,707
Shares issued to shareholders in reinvestment of
  dividends.......................................            --              --       547,082       9,454,599
Shares redeemed...................................    (1,116,611)    (22,144,848)     (786,315)    (13,374,627)
                                                      ----------    ------------    ----------    ------------
Net increase......................................     6,714,371    $135,055,388     8,509,465    $147,537,679
                                                      ==========    ============    ==========    ============

                                                                       TOTAL RETURN PORTFOLIO
                                                            SIX MONTHS ENDED                YEAR ENDED
                                                             JUNE 30, 1998               DECEMBER 31, 1997
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS        SHARES        DOLLARS
                                                         ------        -------        ------        -------
Shares sold........................................     7,746,415    $125,388,267    6,753,656    $ 99,379,611
Shares issued to shareholders in reinvestment of
  dividends........................................            --              --      498,505       7,367,301
Shares redeemed....................................       (37,873)       (603,159)    (157,164)     (2,344,586)
                                                       ----------    ------------    ---------    ------------
Net increase.......................................     7,708,542    $124,785,108    7,094,997    $104,402,326
                                                       ==========    ============    =========    ============

                                                                         ADVANTAGE PORTFOLIO
                                                            SIX MONTHS ENDED                YEAR ENDED
                                                             JUNE 30, 1998               DECEMBER 31, 1997
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS        SHARES        DOLLARS
                                                         ------        -------        ------        -------
Shares sold........................................       624,174    $  6,649,105    1,027,871    $ 10,963,172
Shares issued to shareholders in reinvestment of
  dividends........................................            --              --      126,816       1,328,534
Shares redeemed....................................      (338,142)     (3,610,608)    (850,644)     (9,124,398)
                                                       ----------    ------------    ---------    ------------
Net increase.......................................       286,032    $  3,038,497      304,043    $  3,167,308
                                                       ==========    ============    =========    ============

                                                                      VALUE + GROWTH PORTFOLIO
                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                            JUNE 30, 1998               DECEMBER 31, 1997
                                                      --------------------------    --------------------------
                                                        SHARES        DOLLARS         SHARES        DOLLARS
                                                        ------        -------         ------        -------
Shares sold.......................................     4,247,220    $ 61,309,471     5,752,136    $ 78,025,275
Shares issued to shareholders in reinvestment of
  dividends.......................................            --              --        19,194         218,281
Shares redeemed...................................      (604,904)     (8,569,448)   (1,439,264)    (19,118,849)
                                                      ----------    ------------    ----------    ------------
Net increase......................................     3,642,316    $ 52,740,023     4,332,066    $ 59,124,707
                                                      ==========    ============    ==========    ============

                                                                      GROWTH & INCOME PORTFOLIO
                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                             JUNE 30, 1998              DECEMBER 31, 1997
                                                       -------------------------    --------------------------
                                                         SHARES        DOLLARS        SHARES        DOLLARS
                                                         ------        -------        ------        -------
Shares sold........................................     5,461,268    $84,839,515     6,421,112    $ 91,268,138
Shares issued to shareholders in reinvestment of
  dividends........................................            --             --       746,751      10,730,642
Shares redeemed....................................      (275,530)    (4,144,089)   (1,282,562)    (17,584,639)
                                                       ----------    -----------    ----------    ------------
Net increase.......................................     5,185,738    $80,695,426     5,885,301    $ 84,414,141
                                                       ==========    ===========    ==========    ============

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS
At June 30, 1998, the outstanding forward exchange currency contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

INTERNATIONAL FIXED INCOME PORTFOLIO

                                    U.S. DOLLAR
                                      COST ON                       UNREALIZED
CURRENCY    CURRENCY   SETTLEMENT   ORIGINATION    U.S. DOLLAR    APPRECIATION/
PURCHASED     SOLD        DATE         DATE       CURRENT VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
   GBP        USD      07/17/1998   $  524,067     $  534,708        $10,641
   SEK        USD      07/22/1998      236,000        235,211           (789)
   DKK        USD      08/14/1998      295,000        293,872         (1,128)
   NLG        USD      09/14/1998      690,000        689,911            (89)
   AUD        USD      09/17/1998      205,059        209,611          4,552
                                    ----------     ----------        -------
                                    $1,950,126     $1,963,313        $13,187

                                    U.S. DOLLAR
                                      COST ON
CURRENCY   CURRENCY    SETTLEMENT   ORIGINATION    U.S. DOLLAR     UNREALIZED
  SOLD     PURCHASED      DATE         DATE       CURRENT VALUE   APPRECIATION
-------------------------------------------------------------------------------
  USD         GBP      07/17/1998   $  973,000     $  972,277        $   723
  USD         CAD      07/30/1998      130,054        128,417          1,637
  USD         AUD      09/17/1998      210,374        209,611            763
                                    ----------     ----------        -------
                                    $1,313,428     $1,310,305        $ 3,123
Net Unrealized Appreciation of Forward Foreign Currency
  Contracts....................................................      $16,310
                                                                     -------

GLOSSARY OF TERMS
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Kroner
GBP - Great British Pound
NLG - Dutch Guilder
SEK - Swedish Krona
USD - United States Dollar

NOTE 7 - CAPITAL LOSS CARRYFORWARDS
For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 1997 which are available to offset future capital gains, if any:

                                              EXPIRING
                                              IN 2005
                                              --------
Money Market Portfolio....................    $  3,127
Mortgage-Backed Securities Portfolio......      17,966
Value + Growth Portfolio..................     171,187

NOTE 8 - SUBSEQUENT EVENT

On August 14, 1998, the consolidation of the Equi-Select Series Trust into The GCG Trust took place at no cost to contract holders. The separate accounts investing in the Equi-Select Series Trust Portfolios substituted shares of similar GCG Trust series for shares of the Equi-Select Series Trust Portfolios as described in the current prospectuses for your variable contract and the Trusts.

The following substitutions have occurred:

        EQUI-SELECT SERIES TRUST PORTFOLIO REPLACED                GCG SUBSTITUTED SERIES
        -------------------------------------------                ----------------------
Growth & Income Portfolio                                       Growth & Income Series
Research Portfolio                                              Research Series
Total Return Portfolio                                          Total Return Series
Value + Growth Portfolio                                        Value + Growth Series
International Fixed Income Portfolio                            Global Fixed Income Series
OTC Portfolio                                                   Mid-Cap Growth Series
Money Market Portfolio                                          Liquid Asset Series
Mortgage-Backed Securities Portfolio                            Limited Maturity Bond Series
Advantage Portfolio                                             Limited Maturity Bond Series

As of August 14, 1998, none of the Portfolios of the Equi-Select Series Trust are available as an investment option, but additional Series of the GCG Trust similar to the Portfolios of the Equi-Select Series Trust are now available as investment options.

                            EQUI-SELECT SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders of the International Fixed Income Portfolio (the "Portfolio") held on April 28, 1998, the following actions were taken:

(1) The new Portfolio Management Agreement with the Portfolio, DSI and Baring International Investment Limited was approved by the shareholders of the Series as follows:

                                                                       AGAINST OR
                                                             FOR        WITHHELD      ABSTAINED        TOTAL
                                                          ----------------------------------------------------
                                                          1,139,273      9,677          68,122       1,217,072

                            EQUI-SELECT SERIES TRUST

                            ------------------------

                        TRUSTEES AND EXECUTIVE OFFICERS
                   Frederick S. Hubbell, President and Chair
                           J. Michael Earley, Trustee
                         R. Barbara Gitenstein, Trustee
                          Elizabeth J. Newell, Trustee
                          Stanley B. Seidler, Trustee
                          Myles R. Tashman, Secretary

                            ------------------------

                Sutherland, Asbill & Brennan LLP, Legal Counsel
                  Directed Services, Inc., Investment Adviser
                    Ernst & Young, LLP, Independent Auditors

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts.

                            EQUI-SELECT SERIES TRUST

               909 LOCUST STREET - DES MOINES, IOWA - 50309-2899


      EQUI-SELECT                                                  Bulk Rate
          SERIES TRUST                                            U.S. Postage
    909 LOCUST STREET                                                 PAID
DES MOINES, IA 50309-2899                                        Des Moines, IA
                                                                 Permit No. 3361

                            EQUI-SELECT SERIES TRUST


                                      SEMI
                                     ANNUAL
                                     REPORT

                                 JUNE 30, 1998

                                [Watch Graphic]

                                   PrimeElite

                                VARIABLE ANNUITY

Equi-Select Series Trust
Semi Annual Report
For the Period Ending June 30, 1998

                               Table of Contents

Letter of Contract Owners...................................    1

Management's Discussion and Analysis........................    2

Equi-Select Series Trust Financial Statements
      Portfolios of Investments.............................   11
      Statements of Assets and Liabilities..................   30
      Statements of Operations..............................   32
      Statements of Changes in Net Assets...................   34
      Financial Highlights..................................   36
      Notes to Financial Statements.........................   45

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.

                                                                 August 14, 1998

LETTER TO CONTRACT HOLDERS

Dear Contract Holders:

We are pleased to present the 1998 Semi-Annual Report of the Equi-Select Series Trust (the "Trust"). The following report provides information about the performance and financial position of the portfolios in the Trust.

During the first six months of 1998, the net assets of the Trust increased 71% to end the period at $1.4 billion. This increase can be attributed to new investment by contract holders and strong investment returns.

The U.S. stock market continued to generate strong returns during the first half of 1998. However, performance varied significantly across different sectors of the market:

     - Large company stocks provided the highest returns during the six-month period. The Standard & Poors 500 Index (an index of large-cap stocks) had a total return of 17.71%. The Russell 2000 Index (an index of small-cap stocks) had a total return of only 4.93% over the same period.

     - Aggressive, growth-oriented stocks had significantly higher returns than more conservative, value-oriented stocks. During the first half of the year, the Standard & Poors 500/Barra Growth Index had a total return of 23.07%. The Standard & Poors 500/Barra Value Index returned only 12.13%.

Over short periods of time, different sectors of the market can produce significantly different returns. Consequently, investment portfolios can also produce substantially different returns. When you evaluate the performance of a portfolio, it is important to understand its investment strategy. It is also important to focus on performance over longer periods.

Through your variable annuity contract, you have access to many portfolio managers with extensive investment experience. We believe that these managers can provide superior investment results over time.

On August 14, 1998, the Trust was consolidated into The GCG Trust. Your investment options will not change significantly as a result of this action. For most portfolios, a very similar portfolio will be available in the GCG Trust. For additional information about the portfolios in the GCG Trust, please refer to the current prospectus for your contract and the GCG Trust.

We are committed to providing quality products and services to contract owners, and we look forward to helping you meet your financial objectives. Thank you for your continued support.

                                   Sincerely,

                                   /s/ Fred S. Hubbell

                                   Fred S. Hubbell
                                   President and Chairman
                                   Equi-Select Series Trust

                             MONEY MARKET PORTFOLIO
                                 JUNE 30, 1998


The Money Market Portfolio (the "Portfolio") seeks to achieve maximum current income, consistent with the preservation of capital and the maintenance of liquidity. The Portfolio had a total return of 2.52% for the six months ended June 30, 1998.

Over the past six months, there have been many conflicting signals regarding the direction of interest rates. This has created interesting challenges for money market managers.

In the first week of January, short-term interest rates declined by approximately 0.25%. This occurred because investors thought the Asian financial crisis would cause the U.S. economy to slow down. They expected the Federal Reserve Board (the "Fed") to maintain or lower the discount rate.

During the first quarter, economic growth appeared to be much stronger than expected. Many investors feared the Fed would increase the discount rate, and short-term interest rates increased by more than 0.30% in late-January and February.

At its meeting in March, the Fed signaled a bias toward increasing the discount rate. However, the Fed said that continuing financial problems in Asia have kept the Fed from doing so.

Since the beginning of March, short-term interest rates have been very stable. They have varied within a 0.10% to 0.15% range, as investors reacted to the latest information about the economy, inflation, or the financial crisis in Asia.

At the beginning of the year, the Portfolio had an average maturity of approximately 45 days. For a short time, the Portfolio Manager extended the average maturity of the Portfolio. However, this strategy was reversed as interest rates appeared to be heading upward.

For most of the six-month period, the Portfolio Manager has been reducing the average maturity. He thought this strategy was prudent, given the uncertain interest rate environment. At the end of June, the Portfolio had an average maturity of approximately 35 days.

                                                 ING INVESTMENT MANAGEMENT LLC

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                    5.12%
SINCE INCEPTION*          5.08%

* The Portfolio commenced operations on October 4, 1994.

INVESTMENT IN THE MONEY MARKET PORTFOLIO (OR IN ANY OTHER PORTFOLIO) IS NEITHER INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TOP TEN ISSUERS
AS A PERCENTAGE OF INVESTMENTS

      Daimler-Benz Aktieng                              5.1%
      Eastman Kodak Inc.                                4.8%
      Bell South Telephone Company                      4.8%
      Du Pont (E.I.) de Nemours & Company               4.8%
      International Business Machines Credit Corp.      4.6%
      Household Financial Corporation                   4.6%
      Caterpillar Financial Services Corporation        4.6%
      Sweden (Kingdom of)                               4.2%
      Eksportsfinans A/S                                4.1%
      Toys-R-Us Inc.                                    3.9%

                      MORTGAGE-BACKED SECURITIES PORTFOLIO
                                 JUNE 30, 1998

The Mortgage-Backed Securities Portfolio (the "Portfolio") seeks to obtain a high current return, consistent with the safety of principal. For the six months ended June 30, 1998, the Portfolio generated a total return of 2.95%. Over the same period, the Lehman Brothers Mortgage-Backed Securities Index (the "benchmark") had a total return of 3.38%.

During the first six months of 1998, interest rates were very low. The average yield on 10-year U.S. Treasury securities was 5.55%, the lowest six-month average since the early 1960's.

When interest rates are low, many consumers have an incentive to re-finance their mortgages. The original mortgage is prepaid, and a new loan is issued. In 1998, mortgage pre-payments have been at an all-time high.

Pre-payments hurt the performance of mortgage-backed securities. The Portfolio Manager is forced to re-invest the proceeds. Because interest rates have declined, the new investment will have a lower yield than the instrument that was prepaid.

For this reason, returns on mortgage-backed securities were very weak relative to other sectors of the fixed income market. Over the six-month period, the Lehman Brothers Treasury and Corporate indices produced returns of 4.20% and 4.15%, respectively.

Prepayments continue to be very high. During the period, a significant percentage of the Portfolio was invested in higher-coupon mortgage-backed securities. When interest rates are low, higher-coupon instruments tend to pre-pay at faster rates.

Diversification requirements preclude the Portfolio from investing entirely in mortgage-backed securities. As a result, approximately 25-30% of the portfolio is normally invested in U.S. Treasury and/or corporate debt securities. This exposure had a positive impact on performance, as both of these sectors provided higher returns than mortgages.

                                                   ING INVESTMENT MANAGEMENT LLC

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                    7.28%
SINCE INCEPTION*          7.91%

* The Portfolio commenced operations on October 4, 1994.

DISTRIBUTION BY ISSUER
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

Corporate Bonds and Notes          2.4%
Country Wide Funding Corp.         3.4%
U.S. Treasury Notes               10.2%
Short Term Investments            10.8%
Govt. National Mortgage Assoc.    19.7%
Federal National Mortgage Assoc.  25.0%
Federal Home Loan Mortgage Corp.  28.5%

                      INTERNATIONAL FIXED INCOME PORTFOLIO
                                 JUNE 30, 1998

The International Fixed Income Portfolio (the "Portfolio") seeks to provide a high total return. During the six months ended June 30, 1998, the Portfolio had a total return of 2.98%. Over the same period, the Merrill Lynch Global Government Bond Index II (the "benchmark") had a total return of 2.88%.

In local currency terms, bond market returns were strong during the first half of the year. Returns are significantly lower when they are translated into U.S. dollars, because the U.S. dollar strengthened against most major currencies.

The United Kingdom was the best performing market this year. Monetary and fiscal policies have been tight, new bond issues have been infrequent, and institutional funds in the United Kingdom have shifted a greater percentage of their assets into the bond market. The Merrill Lynch U.K. Gilt Index gained 5.89% in local currency terms, and 7.36% in U.S. dollar terms.

Returns in Japan were poor, primarily due to the devaluation of the Yen. The Merrill Lynch Japanese Government Index returned 2.73% in local currency terms, but lost 3.76% in U.S. dollar terms.

During the first six months of the year, the Portfolio was overweighted in Europe and underweighted in Japan. In the United Kingdom, the average duration of the Portfolio was longer than that of the benchmark. All of these decisions have helped performance.

At the end of June, the Portfolio was focused on Europe, with 59% of its investments located there. Growth in Europe is modest, inflation is declining, fiscal policy is tight, and real yields are high.

In terms of currency exposure, the Portfolio is overweighted in the U.S. dollar and underweighted in the Japanese Yen. We believe that the Yen will weaken significantly over the next few months.

As of June 30, the Portfolio had an average duration of approximately 5.4 years, and its average credit quality was AA+. The benchmark has very similar characteristics.

The case for global bonds remains the same as it has for the last few years. It becomes harder and harder to forecast more than moderate world economic growth. Since inflation is declining, real yields are consequently very high for bonds.

Supply/demand trends are also very favorable. With budget surpluses developing and debt repayment possible, the net new issuance of high quality government bonds has lessened. At the same time, demand is increasing as individuals increase their rate of savings. This trend is supported by the aging world population.

                                       BARING INTERNATIONAL INVESTMENT LIMITED


AVERAGE ANNUAL TOTAL RETURN

1 YEAR                     4.02%
SINCE INCEPTION*           6.81%

* The Portfolio commenced operations on October 4, 1994.

DISTRIBUTION BY COUNTRY
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

Australia                                5.3%
Sweden                                   5.5%
Netherlands                             12.5%
Other Countries                         15.0%
United Kingdom                          15.0%
Germany                                 17.0%
United States                           29.7%

                                 OTC PORTFOLIO

                                 JUNE 30, 1998

The primary objective of the OTC Portfolio (the "Portfolio") is to obtain long-term growth of capital. For the six months ended June 30, 1998, the Portfolio provided a total return of 17.13%. This compares to a 9.13% return for the Russell Midcap Index and a 4.93% return for the Russell 2000 Index.

The Portfolio was again the beneficiary of gains by some of its largest holdings. Gemstar International Group Ltd., which creates navigational software for consumer electronics and Ascend Communications Inc., a data networking company, are approaching 80% -- 100% returns for the year to date.

Another top performer was a newly established position. Computer Learning Center Inc., an educational services company, posted a return of over 100% in the second quarter. Synopsis Inc., an electronic design company, posted a return of 40% in the second quarter. Together, these four holdings resulted in a 4% gain to the portfolio during the second quarter.

The Portfolio also benefited from buyouts of several companies: Viking Office Products was purchased by Office Depot, Inc., Mariner Health Group, Inc., was purchased by Paragon Health Network, Inc., and Giant Food Inc. was purchased by a French company during the period.

Smaller technology and healthcare holdings underperformed for the period. The decline in energy prices also impacted holdings in the oil services area, but this is viewed as an opportunistic time to add to this sector.

During the period a number of changes were made to the Portfolio. Weightings were decreased in a number of the larger technology and leisure holdings, due mostly to extremely strong performance. The Portfolio benefited from the above mentioned buyouts and these positions were sold.

The net result of these changes has been a reduction in the technology and retail weightings during the period. Weightings have been increased in the energy sector with the belief that oil prices will rise and that the valuation of the oil service stocks will significantly increase over the next six to twelve months.

Our outlook for the rest of the year is mixed. The recent divergence in the performance of large and mid-cap markets suggest tremendous opportunities in the mid-cap arena. However, liquidity and capitalization are clearly important to the investors of today, so the closure of the "gap" cannot be taken for granted.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                    29.06%
SINCE INCEPTION*          24.50%

* The Portfolio commenced operations on October 4, 1994.

DISTRIBUTION BY INDUSTRY
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

Medical Supplies                                   5.6%
Short Term Investments                             6.0%
Retail                                             6.5%
Media                                              8.1%
Technology                                         8.2%
Communication                                     11.6%
Computer Industry                                 22.6%
Other Equity Securities                           31.4%

                               RESEARCH PORTFOLIO
                                 JUNE 30, 1998

The Research Portfolio (the "Portfolio") seeks long-term growth of capital and future income. For the six months ended June 30, 1998, the Portfolio provided a total return of 17.50%. This compares to a return of 17.71% for the Standard & Poors 500 Index (the "S&P 500") and 9.13% for the Russell Midcap Index.

The Portfolio's performance relative to the S&P 500 over the past six months can be attributed to its relative overweighting in the technology, retailing and business services sectors.

The Portfolio's weighting in the energy sector was increased over the past six months. As Asian economies fell in the latter part of 1997, demand for oil dropped, and oil prices plummeted. During 1998, oil-related stocks have underperformed the market by a significant margin.

When oil prices recover, oil companies with internal catalysts should benefit greatly. The Portfolio invested in blue chip oil companies such as Chevron Corporation, Texaco Inc., and British Petroleum Corporation where the risk/reward trade-off has become very attractive recently, and where all methods of valuation appear favorable relative to the market.

Over the past six months the weighting in the healthcare sector was also increased. Within this sector, the Portfolio is overweighted in medical services, managed care and pharmaceutical companies. In the managed care industry, the Portfolio Manager believes that the cycle has finally turned after years of poor pricing. This should translate into substantial margin expansion for these companies over the next two to three years.

The Portfolio remained significantly overweighted in the technology sector. The concentration in this sector shifted toward those companies that participate in the high-end product market, where demand has remained strong, and where strong secular growth opportunities are evident.

Positions were trimmed in more commodity-type technology names that are more likely to be impacted by the continuing turmoil in Southeast Asia. Microsoft Corporation continued to be the top holding in the Portfolio and performed exceptionally well over the first half of 1998 as the company introduced new products and posted strong earnings.

The Portfolio continued to overweight retailing, where companies such as Rite Aid Corporation, Home Depot Inc., and Safeway Inc. enhanced returns. The financial services sector remained overweighted as well. Companies in this industry continued to benefit from corporate cost cutting, consolidation, slow growth and low inflation.
                                   MASSACHUSETTS FINANCIAL SERVICES COMPANY

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                    25.16%
SINCE INCEPTION*          24.98%

* The Portfolio commenced operations on October 4, 1994.

TOP TEN INDUSTRIES
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

Electronics.....................  4.5%
Banking and Finance.............  4.3%
Health Care and Services........  4.3%
Aerospace and Defense...........  3.9%
Computer Industry............... 10.5%
Retail..........................  7.4%
Insurance.......................  6.8%
Oil and Gas.....................  6.7%
Chemicals and Allied Products...  6.0%
Financial Services..............  5.7%

                             TOTAL RETURN PORTFOLIO
                                 JUNE 30, 1998

The Total Return Portfolio (the "Portfolio") seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital.

For the six months ended June 30, 1998 the Portfolio provided a total return of 8.01%. Over the same period, the Standard and Poor's 500 Index ("S&P 500") had a total return of 17.71%, and the Lehman Brothers Government/Corporate Bond Index ("Lehman") had a total return of 4.17%. The benchmark for the Portfolio (60% S&P 500, 40% Lehman) had a six month return of 12.22%.

The Portfolio's allocation between stock, bonds and convertibles remained conservative relative to the balanced fund peer group. For most of the period, the Portfolio's equity weighting remained at about 54%.

In selecting stocks, the Portfolio Manager looks for large companies that he believes are incorrectly priced by the market. Holdings are believed to have the potential for double-digit returns over time with less downside risk than the average stock in the S&P 500. The Portfolio seeks to provide above-average income and to give investors a reasonable opportunity for capital appreciation while maintaining a low level of volatility and consistency of returns.

Financial services companies possess many of these traits. Their valuations relative to the S&P 500 are low, but their earnings are higher than that of the average company. Earnings growth is in double digits, and their yields are good. With the consolidation that is occurring in the industry, the Portfolio Manager believes this is an attractive sector.

Attractive valuations have been identified in the utilities and telecommunications sectors as well. In telecommunications, there is the added benefit of consolidation and attractive long-term growth rates.

While many stock picks have helped performance in the aforementioned sectors, energy stocks have not performed that well over the last six months as prices have slipped. Due to fears of over-supply, utility stocks have also been out of favor.

On the bond side, the Portfolio's allocation is overweighted in the corporate sector. Going forward, the Portfolio Manager believes interest rates will remain low. Therefore, the duration, or sensitivity to changes in interest rates, is slightly longer than that of the benchmark.

Looking ahead, we think that long-term fundamentals look fine and that corporate America is in good shape. However, there has been a deceleration in the growth in the S&P 500 over the last several months. Still, stock prices continued to go up. At these levels, stocks can not afford negative surprises.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY


AVERAGE ANNUAL TOTAL RETURN

1 YEAR                     17.52%
SINCE INCEPTION*           17.40%

* The Portfolio commenced operations on October 4, 1994.


DISTRIBUTION BY ASSET TYPE
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

U.S. Treasury Securities      12.5%
Short Term Investments        10.7%
Mortgage-Backed Securities     3.3%
Other Investments              1.7%
Common Stock                  52.3%
Corporate Bonds and Notes     19.5%

                              ADVANTAGE PORTFOLIO
                                 JUNE 30, 1998

The Advantage Portfolio (the "Portfolio") seeks current income with a very low degree of share-price fluctuation. For the six months ended June 30, 1998, the Portfolio had a total return of 2.85%. The Salomon Brothers 1-Year Treasury Index (the "benchmark") had a return of 2.84%.

The benchmark is comprised of U.S. Treasury Securities. In comparison, the Portfolio is comprised of corporate and mortgage-backed holdings as well as treasury securities. During the first six months of 1998, short-term and intermediate treasury rates fell slightly. Corresponding interest rates on corporate and mortgage-backed securities markets fell also, but not as much as the treasuries. Thus, all sectors under performed relative to treasuries during this time period.

The Portfolio reduced its exposure to the below-investment-grade sector during the first six months of 1998. This was accomplished by selling one below-investment-grade position. The Portfolio also reduced its effective maturity to approximately 150 days on average during the first half of the year.

The average credit rating of the Portfolio was also increased by purchasing a larger than normal percentage of first tier commercial paper. This allowed the Portfolio to have upside potential for corporate securities in the event the market had improved. In addition, the Portfolio was able to maintain a safety net with the shorter maturity structure.

                                                  ING INVESTMENT MANAGEMENT LLC


AVERAGE ANNUAL TOTAL RETURN

1 YEAR                     5.68%
SINCE INCEPTION*           6.64%

* The Portfolio commenced operations on October 4, 1994.


DISTRIBUTION BY ASSET TYPE
AS A PERCENTAGE OF INVESTMENTS

[PIE CHART]

U.S. Treasury Securities            10.8%
Govt. Agency Securities              6.0%
Other Investments                    4.3%
Commercial Paper                    50.3%
Corporate Debt                      28.6%

                            VALUE + GROWTH PORTFOLIO
                                 JUNE 30, 1998

The objective of the Value + Growth Portfolio (the "Portfolio") is capital appreciation. The Portfolio's strategy is to buy securities that exhibit favorable relationships between growth rates and price to earnings ratios in sectors offering above average growth potential.

For the six months ended June 30, 1998, the Portfolio produced a return of 17.47%. Over the same period, the Standard & Poors 500 Index and Russell Midcap Index had returns of 17.71% and 9.13%, respectively.

The first half of 1998 was very positive for the Portfolio. Many of the same market trends apparent in late 1997 carried over into the first half of 1998. After a brief respite, Asia's economic woes became front-page news again, driving investors toward the perceived stability of blue-chip companies. As a result, large-cap stocks generally outperformed small-cap shares.

The Portfolio Manager believes that the aging of the baby boomers will increase demand for several goods and services well into the next decade. Americans in the 45 to 54 age range, now the fastest-growing segment of the U.S. population, are in their peak income and discretionary spending period. This should bode well for the retail sector over the next several years.

Aging boomers will place increasing emphasis on quality entertainment, positioning companies such as Time Warner Inc. and Comcast Corporation for continuing profit improvements well into the next decade. Financial services companies such as Merrill Lynch and Company Inc. should also benefit as baby boomers save for retirement and college educations for their children.

Finally, the healthcare industry stands to be the most direct beneficiary of an aging U.S. population. Stocks in these areas -- healthcare, retailing, entertainment and financial services -- collectively make up the bulk of the Portfolio's assets.

After a strong first quarter, many of the Portfolio's technology companies weakened in May and early June. Investors have been concerned about the slowing demand for personal computers and semiconductors in Asia.

Several technology companies were challenged by inventory reductions at many of their customers over the first six months of 1998. However, the Portfolio Manager believes most of this burdensome inventory has been depleted with the end of the June quarter.

Inventory cycles are typical of the technology industry. The Portfolio Manager believes that the technology sector is ready to surge with several new products coming to market in the last half of 1998 -- just as it did in the last half of 1996.

We have a very positive outlook for the stock market in the months ahead. Assuming the current trends of low inflation and interest rates remain in place, the macroeconomic environment should remain favorable for equities. We will continue to seek reasonably valued growth companies that are in the best position to profit from current and expected investment trends.

                                               ROBERTSON, STEPHENS & COMPANY
                                                 INVESTMENT MANAGEMENT, L.P.

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                   17.87%
SINCE INCEPTION*         22.21%

* The Portfolio commenced operations on April 1, 1996.

DISTRIBUTION BY INDUSTRY
AS A PERCENTAGE OF INVESTMENTS

              [PIE CHART]

Drugs and Health Care Services........  18.8%
Financial Services..................... 16.9%
Computer Components, Software
  and Services......................... 16.1%
Consumer Specialty Retail.............. 15.1%
Electronics............................  6.4%
Other Equity Securities................ 26.7%

                           GROWTH & INCOME PORTFOLIO
                                 JUNE 30, 1998

The Growth & Income Portfolio (the "Portfolio") seeks high long-term total returns. The Portfolio invests primarily in small and mid-cap companies. However, the Portfolio Manager tries to reduce risk by investing in convertible bonds and other income-producing securities.

For the six months ended June 30, 1998, the Portfolio provided a total return of 9.88%. The Russell Midcap Index and Russell 2000 Index had total returns of 9.13% and 4.93%, respectively.

The flexible, bottom-up approach is based on value recognition and trend analysis. The Portfolio Manager looks for well-managed companies with improving fundamentals that are positioned for growth. The formula for long-term success also includes a disciplined approach to risk.

Holdings will be broadly diversified among many sectors and stocks. The Portfolio will typically maintain a 10-25 percent income producing component to moderate volatility and provide income.

Although cash flows into the U.S. stock market remained heavy, small-cap money managers were penalized as investors rushed from small-cap to large-cap stocks and liquidity poured into the market. However, the Portfolio Manager still believes that the environment for small to mid-cap stocks remains attractive.

The Portfolio remains overweighted in the cable, communication and technology industries. Among the strongest performers during the first half were the cable-television stocks, which benefited from increased merger-and-acquisition activity and other trends.

Tele-Communication International, Inc., (a majority-owned subsidiary of TCI Group) performed well as AT&T Corporation announced plans to acquire TCI. The proposed deal has fueled TCI's shares and propelled many other cable stocks.

The Portfolio Manager also believes that selective internet stocks are attractive. Such is the case with Egghead.com (formerly Egghead, Inc.). Egghead.com, previously a retailer of PC hardware, software, peripherals and accessories, recently announced plans to close all 80 retail stores to become an Internet-only commerce company. This should help the company meet its objective of reducing headquarter personnel and distribution costs.

Healthcare also comprises a substantial portion of the Portfolio. Although healthcare and biotech stocks did not perform as well as expected during the second quarter, the Portfolio Manager believes that these holdings, including Sunrise Assisted Living Inc. and United Healthcare Corporation, look promising.

We remain optimistic about the growth and valuation prospects of many smaller and mid-size companies. However, we watch the market's attraction with large-cap stocks and look for opportunities to add some of these larger, more liquid names to the portfolio. Recent additions include: Monsanto Company, GTE Corporation, and Merrill Lynch and Company Inc.

                                             ROBERTSON, STEPHENS & COMPANY
                                               INVESTMENT MANAGEMENT, L.P.

AVERAGE ANNUAL TOTAL RETURN

1 YEAR                    25.92%
SINCE INCEPTION*          27.82%

* The Portfolio commenced operations on April 1, 1996.


DISTRIBUTION BY INDUSTRY
AS A PERCENTAGE OF INVESTMENTS

                 [PIE CHART]

Banking and Finance.................... 10.2%
Retail.................................  9.2%
Telecommunications.....................  9.1%
Communications.........................  7.5%
Other Investments......................  7.1%
Health Care Services...................  5.7%
Computer Industry......................  5.3%
Other Securities....................... 45.9%

                     EQUI-SELECT SERIES TRUST
                      MONEY MARKET PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                            PRINCIPAL         VALUE
                                               AMOUNT      (NOTE 2)
                                           ----------   -----------

COMMERCIAL PAPER - 97.3%
  AUTOMOTIVE - 6.2%
    Daimler-Benz Aktieng,
      5.638%+ due 09/10/1998.............  $2,000,000   $ 1,978,306

    Toyota Motor Corporation,
      5.605%+ due 07/23/1998.............     481,000       479,380
                                                        -----------
                                                          2,457,686

  BANKING & FINANCE - 6.1%
    Eksportsfinans A/S,
      5.631%+ due 08/10/1998.............   1,606,000     1,596,150

    Toyota Motor Credit Corporation,
      5.576%+ due 07/24/1998.............     830,000       827,094
                                                        -----------
                                                          2,423,244

  BEVERAGES - 4.3%
    Coca-Cola Company:
      5.558%+ due 07/16/1998.............   1,000,000       997,118
      5.552%+ due 07/20/1998.............     734,000       732,327
                                                        -----------
                                                          1,729,445

  CHEMICALS - 11.7%
    Cargill Inc.,
      5.620%+ due 07/28/1998.............   1,500,000     1,493,790

    Du Pont (E.I.) de Nemours & Company,
      4.633%+ due 08/15/1998.............   1,864,000     1,853,414

    Monsanto Corporation,
      5.594%+ due 08/14/1998.............   1,330,000     1,321,092
                                                        -----------
                                                          4,668,296

  COMMERCIAL IMAGING & PROCESSING - 6.5%
    Eastman Kodak Inc.,
      5.630%+ due 08/20/1998.............   1,900,000     1,885,460

    Xerox Corporation,
      5.614%+ due 08/14/1998.............     726,000       721,120
                                                        -----------
                                                          2,606,580

  COMPUTERS & COMPUTER PRODUCTS - 4.5%
    International Business Machines
      Credit Corporation,
      5.556%+ due 07/01/1998.............   1,800,000     1,800,000
                                                        -----------


  FINANCIAL SERVICES - 20.4%
    Caterpillar Financial Services
    Corporation,
      5.587%+ due 08/06/1998.............   1,800,000     1,790,136

    General Electric Capital Corporation:
      5.567%+ due 07/14/1998.............     589,000       587,834

      5.602%+ due 07/31/1998.............   1,200,000     1,194,500

    Household Finance Corporation,
      5.574%+ due 07/10/1998.............   1,800,000     1,797,529

    Nestle Capital Corporation,
      5.553%+ due 07/09/1998.............   1,291,000     1,289,431

    PHH Corporation,
      5.709%+ due 07/02/1998.............     702,000       701,890

    Trans America Finance Corporation,
      5.633%+ due 08/24/1998.............     790,000       783,471
                                                        -----------
                                                          8,144,791

  FOODS - 6.6%
    General Mills Inc.,
      5.562%+ due 07/08/1998.............   1,350,000     1,348,562

    Hershey Foods Corporation,
      5.566%+ due 07/13/1998.............   1,295,000     1,292,634
                                                        -----------
                                                          2,641,196

  FOREIGN BANKS - 2.5%
    Societe Generale de Paris,
      5.833%+ due 08/04/1998.............  $1,000,000   $   999,426
                                                        -----------

  FOREIGN GOVERNMENT - 4.0%
    Sweden (Kingdom of),
      5.509%+ due 07/06/1998.............   1,616,000     1,614,781
                                                        -----------

  METALS - 3.0%
    Alcoa Corporation,
      5.615%+ due 08/03/1998.............   1,195,000     1,188,964
                                                        -----------

  MULTIMEDIA - 3.8%
    Disney (Walt) Company:
      5.540%+ due 07/06/1998.............     203,000       202,846

      5.556%+ due 08/18/1998.............     558,000       553,953

      5.557%+ due 08/19/1998.............     780,000       774,224
                                                        -----------
                                                          1,531,023

  OIL & GAS - 0.4%
    Consolidated Gas Inc.,
      5.637%+ due 07/24/1998.............     162,000       161,424
                                                        -----------

  RETAIL - 3.8%
    Toys-R-Us Inc.,
      5.567%+ due 07/02/1998.............   1,500,000     1,499,771
                                                        -----------

  SECURITIES BROKERAGE - 4.1%
    Merrill Lynch, Pierce,
    Fenner & Smith Inc.:
      5.781%+ due 07/02/1998.............     556,000       555,912

      5.613%+ due 07/09/1998.............     175,000       174,785

      5.620%+ due 07/17/1998.............     929,000       926,717
                                                        -----------
                                                          1,657,414

  TELECOMMUNICATIONS - 9.4%
    AT&T Corporation,
      5.451%+ due 07/21/1998.............   1,287,000     1,283,168

    Bell South Telephone Company,
      5.586%+ due 08/17/1998.............   1,875,000     1,861,610

    Motorola Inc.,
      5.643%+ due 08/11/1998.............     600,000       596,221
                                                        -----------
                                                          3,740,999

    TOTAL COMMERCIAL PAPER (Cost $38,865,040)            38,865,040
                                                        -----------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 0.2%
(COST $79,858)
  FEDERAL HOME LOAN MORTGAGE CORPORATION
    FHLMC,
      5.402%+ due 07/13/1998.............      80,000        79,858
                                                        -----------
    TOTAL INVESTMENTS
    (COST $38,944,898*) - 97.5%                         $38,944,898
    OTHER ASSETS AND LIABILITIES - 2.5%                     995,480
                                                        -----------
    NET ASSETS - 100.0%                                 $39,940,378
                                                        ===========

*Aggregate cost for Federal tax purposes.

+Annualized yield at date of purchase.

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
               MORTGAGE-BACKED SECURITIES PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL         VALUE
                                              AMOUNT      (NOTE 2)
                                          ----------   -----------
U.S. GOVERNMENT AGENCY
OBLIGATIONS - 72.8%
  FEDERAL HOME LOAN MORTGAGE
  CORPORATION (FHLMC) - 28.3%
    FHLMC:
      Pool #E20197, 7.000% due
        10/01/2010......................  $  678,744   $   691,891
      Pool #E61721, 6.500% due
        11/01/2010......................     718,899       724,290
      Pool #E65976, 6.500% due
        04/01/2011......................     366,172       368,918
      Pool #E65441, 7.500% due
        04/01/2011......................     378,157       389,146
      Gold, Pool #G10555, 6.000% due
        06/01/2011......................     701,535       695,397
      Pool #E70543, 6.000% due
        03/01/2013......................     501,313       496,927
      Pool #E00538, 6.500% due
        03/01/2013......................     487,527       491,184
      Pool #E70003, 6.000% due
        04/01/2013......................     993,378       984,686
      Pool #C00374, 9.000% due
        09/01/2024......................     361,146       382,363
      Pool #D58465, 9.000% due
        01/01/2025......................     379,704       402,011
      Pool #C80428, 8.000% due
        09/01/2026......................     343,826       355,750
  FEDERAL NATIONAL MORTGAGE
  ASSOCIATION (FNMA) - 24.8%
    FNMA:
      Pool #341094, 6.500% due
        04/01/2011......................     307,190       309,300
      Pool #344243, 6.500% due
        04/01/2011......................     381,997       384,622
      Pool #414154, 6.000% due
        02/01/2013......................     727,700       719,739
      Pool #425895, 6.000% due
        04/01/2013......................     983,035       973,205
      Pool #379881, 6.500% due
        04/01/2013......................     740,910       745,770
      Pool #419878, 6.500% due
        04/01/2013......................     744,101       748,982
      Pool #299481, 8.000% due
        04/01/2025......................     351,628       364,484
      Pool #332150, 8.500% due
        12/01/2025......................     379,818       396,670
      Pool #397498, 7.500% due
        08/01/2027......................     585,847       601,588
  GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION (GNMA) - 19.7%
    GNMA:
      Pool #351992, 6.000% due
        12/15/2008......................     194,974       193,877
      Pool #368358, 6.000% due
        01/15/2009......................     197,847       196,733
      Pool #430587, 6.000% due
        02/15/2013......................     489,739       494,940
      Pool #456797, 6.000% due
        04/15/2013......................     992,970       987,380
      Pool #192568, 8.000% due
        05/15/2017......................     474,744       492,248
      Pool #223830, 8.000% due
        06/15/2017......................     162,715       168,715
      Pool #229269, 8.000% due
        07/15/2017......................      84,822        87,949
      Pool #388581, 7.500% due
        01/15/2024......................     327,587       336,799
      Pool #398795, 8.500% due
        07/15/2026......................     225,890       238,384
      Pool #399003, 9.000% due
        12/15/2026......................     242,240       259,422
      Pool #452930, 7.500% due
        07/15/2027......................     673,795       692,742
                                                       -----------
      TOTAL U.S. GOVERNMENT
      AGENCY OBLIGATIONS
      (Cost $15,199,438)                                15,376,112
                                                       -----------
U.S. GOVERNMENT TREASURY
OBLIGATIONS - 10.1%
  U.S. TREASURY NOTES:
      5.625%+ due 05/15/2001............   1,000,000     1,003,720
      6.500%+ due 08/15/2005............     600,000       633,102
      5.625%+ due 02/15/2006............     500,000       501,960
                                                       -----------
      TOTAL U.S. TREASURY
      OBLIGATIONS - (Cost $2,090,665)                    2,138,782
                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATION - 3.4%
 (COST $702,297)
  ASSET-BACKED SECURITY
      Countrywide Funding Corporation,
        #1995-4, 7.500% due
        09/25/2025......................     700,000       705,390
                                                       -----------

CORPORATE BONDS AND NOTES - 2.4%
(COST $499,844)
  SECURITIES BROKERAGE
      Lehman Brothers Holdings, 6.625%
        due 12/27/2002..................     500,000       508,125
                                                       -----------
SHORT TERM INVESTMENTS - 10.7%
  FINANCIAL SERVICES - 4.7%
      Chrysler Financial Corporation,
        5.931%+ due 01/26/2001..........     500,000       498,750
      Union Planters National Bank,
        6.145%+ due 08/20/1998..........     500,000       500,158
                                                       -----------
                                                           998,908
  FEDERAL AGENCY OBLIGATIONS - 6.0%
      Federal Farm Credit Bank, 5.457%+
        due 09/30/1998..................     500,000       493,170
      Federal Home Loan Bank, 5.475%+
        due 07/01/1998..................     777,000       777,000
                                                       -----------
                                                         1,270,170
      TOTAL SHORT TERM INVESTMENTS
      (Cost $2,270,447)                                  2,269,078
                                                       -----------
      TOTAL INVESTMENTS
      (COST $20,762,691*) - 99.4%
                                                       $20,997,487
      OTHER ASSETS AND LIABILITIES - 0.6%                  132,560
                                                        ----------
      NET ASSETS - 100.0%                              $21,130,047
                                                       ===========


*Aggregate cost for Federal tax purposes.

+Annualized yield at date of purchase.

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
               INTERNATIONAL FIXED INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL         VALUE
                                              AMOUNT      (NOTE 2)
                                        ------------   -----------
GOVERNMENT BONDS - 92.8%
  AUSTRALIA - 5.0% (AUD)
    Federal National Mortgage
      Association, 6.375% due
      08/15/2007......................  $    410,000   $   262,779

    New South Wales Treasury
      Corporation, 6.500% due
      05/01/2006......................       750,000       485,755
                                                       -----------
                                                           748,534

  CANADA - 1.8% (CAD)
    Government of Canada, 7.000% due
      12/01/2006......................       350,000       264,055
                                                       -----------

  DENMARK - 3.7% (DKK)
    Kingdom of Denmark, 7.000% due
      12/15/2004......................     3,400,000       554,334
                                                       -----------

  FRANCE - 3.4% (FRF)
    Government of France, 7.000% due
      10/12/2000......................     2,000,000       351,241

    Obligation Assimilable du Tresor,
      5.500% due 04/25/2004...........       900,000       156,414
                                                       -----------
                                                           507,655

  GERMANY - 15.8% (DEM)
    Bundesobligation, 4.500% due
      05/17/2002......................     1,030,000       575,466

    Bundesrepublik, 6.000% due
      01/04/2007......................     1,250,000       751,900

    German Federal Republic:
      5.125% due 11/21/2000...........       875,000       496,534

      5.250% due 02/21/2001...........       150,000        85,469

      6.750% due 07/15/2004...........       500,000       309,245

      6.000% due 01/05/2006...........       300,000       179,807
                                                       -----------
                                                         2,398,421

  ITALY - 3.3% (ITL)
    Republic of Italy:
      10.500% due 04/01/2000..........   300,000,000       185,293

      6.250% due 03/01/2002...........   250,000,000       148,473

      10.000% due 08/01/2003..........   250,000,000       173,674
                                                       -----------
                                                           507,440

  NETHERLANDS - 11.6% (NLG)
    Dutch Government, 6.000% due
      01/15/2006......................     1,000,000       531,917

    Netherlands Government, 5.500% due
      01/15/2028......................     2,460,000     1,231,664
                                                       -----------
                                                         1,763,581

  SPAIN - 1.7% (ESP)
    Government of Spain,
      7.900% due 02/28/2002...........    37,000,000       259,012
                                                       -----------

  SWEDEN - 5.1% (SEK)
    Kingdom of Sweden:
      6.000% due 02/09/2005...........     2,700,000       361,362

      6.500% due 10/25/2006...........     3,000,000       416,210
                                                       -----------
                                                           777,572

  UNITED KINGDOM - 13.9% (GBP)
    U.K. Treasury:
      7.000% due 06/07/2002...........       440,000       746,951

      7.500% due 12/07/2006...........       300,000       550,844

      8.000% due 09/27/2013...........       400,000       816,692
                                                       -----------
                                                         2,114,487

  UNITED STATES - 27.5% (USD)
    U.S. Treasury Bill,
      5.480%+ due 09/03/1998..........     1,440,000     1,427,501

    U.S. Treasury Notes:
      5.500% due 12/31/2000...........       350,000       349,916

      7.250% due 08/15/2004...........     1,000,000     1,087,670

      7.000% due 07/15/2006...........     1,200,000     1,310,760
                                                       -----------
                                                         4,175,847

    TOTAL GOVERNMENT BONDS                              14,070,938
     (Cost $14,044,301)                                -----------

    TOTAL INVESTMENTS
      (COST $14,044,301*) - 92.8%                      $14,070,938

    OTHER ASSETS AND LIABILITIES - 7.2%                  1,089,911
                                                        ----------
    NET ASSETS - 100.0%                                $15,160,849
                                                       ===========


*Aggregate cost for Federal tax purposes.

+Annualized yield at date of purchase.

GLOSSARY OF TERMS

AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Deutche Mark
DKK - Danish Krona
ESP - Spanish Peseta
FRF - French Franc
GBP - Great British Pound Sterling
ITL - Italian Lira
NLG - Netherland Guilder
SEK - Swedish Krona
USD - United States Dollar

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                          OTC PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
                                           SHARES       (NOTE 2)
                                         ----------   ------------

COMMON STOCKS - 96.8%
  BANKING AND FINANCE - 2.4%
    Compass Bancshares Inc. ...........      27,100   $  1,222,888

    Finova Group Inc. .................      10,000        566,250

    First Securities Corporation.......      95,100      2,035,734

    Regions Financial Corporation......      10,200        418,837

    Union Planters Corporation.........       4,500        264,656
                                                      ------------
                                                         4,508,365

  BROADCASTING - 2.0%
    Cox Radio Inc., Class A............       2,500        108,125

    Heftel Broadcasting Corporation....      63,350      2,834,913

    Jacor Communications Inc.+.........      15,800        932,200
                                                      ------------
                                                         3,875,238

  CHEMICALS AND ALLIED PRODUCTS - 2.8%
    Cambrex Corporation................      19,000        498,750

    Sigma Aldrich Corporation..........     137,100      4,815,638
                                                      ------------
                                                         5,314,388

  COMMERCIAL SERVICES - 0.7%
    Paymentech Inc.+...................      62,000      1,274,875
                                                      ------------

  COMMUNICATION - 11.9%
    Aerial Communications+.............     161,800      1,011,250

    Ascend Communications Inc.+........     227,410     11,271,008

    Aspect Telecommunications+.........     105,900      2,899,012

    Cisco Systems+.....................      12,700      1,169,194

    COM21 Inc. ........................         100          2,125

    Cox Communication, New Class+......      15,200        736,250

    DST System+........................      16,400        918,400

    MediaOne Group Inc. ...............      50,700      2,227,631

    Qwest Communications...............      71,592      2,496,754
                                                      ------------
                                                        22,731,624

  COMPUTER INDUSTRY - 23.3%
    Affiliated Computer Services,
      Class A..........................      44,600      1,717,100

    Answerthink Consulting Group
      Inc. ............................         500         10,750

    Autodesk Inc. .....................      30,900      1,193,512

    BMC Software Inc.+.................      34,600      1,797,038

    Computer Learning Center Inc. .....     187,000      4,651,625

    Computer Sciences Corporation......      36,200      2,316,800

    Corsair Communication Inc. ........      31,900        297,069

    Edify Corporation+.................     397,700      4,026,712

    Fiserv Inc.+.......................      54,000      2,293,313

    HCIA Inc.+.........................      42,000        540,750

    International Integration Inc. ....         400          6,900

    Intuit Inc. .......................      17,300      1,059,625

    Microsoft Corporation+.............      88,600      9,602,025

    Oracle Systems+....................     230,000      5,649,375

    Rational Software+.................      22,500        343,125

    Security Dynamics Technology
      Inc.+............................      81,600      1,509,600

    Siebel Systems Inc.+...............           1             43

    Sun Microsystems Inc. .............      12,600        547,312

    Synopsys Inc.+.....................     100,792      4,611,234

    Technology Solutions...............      60,500      1,917,094

    Transition Systems+................      24,697        262,406
                                                      ------------
                                                        44,353,408

  CONSUMER DURABLES - 0.4%
    Compuware Corporation+.............      13,500        690,188
                                                      ------------

  ELECTRONICS - 5.6%
    Analog Devices Inc.+...............      26,000        638,625

    Cable Design Technologies+.........     298,490      6,156,356

    Teradyne Inc.+.....................     106,600      2,851,550

    Tyco International Ltd. ...........      16,068      1,012,284
                                                      ------------
                                                        10,658,815

  FINANCIAL SERVICES - 1.1%
    Enhance Financial Services Group
      Inc..............................      22,000        742,500

    Washington Mutual Inc. ............      28,800      1,251,000
                                                      ------------
                                                         1,993,500

  FOOD AND BEVERAGES - 1.0%
    McCormick & Company Inc. ..........      40,200      1,435,894

    Tootsie Roll Industries............       6,767        519,367
                                                      ------------
                                                         1,955,261

  HEALTH CARE AND SERVICES - 2.4%
    Advanced Health Corporation........       1,800          9,900

    Beverly Enterprises Inc. ..........      38,200        527,637

    Healthsouth Corporation+...........      42,300      1,128,881

    MedPartners Inc. ..................      66,100        528,800

    Mid Atlantic Medical Services
      Inc. ............................      67,300        773,950

    Total Renal Care Holdings Inc. ....      43,405      1,497,472
                                                      ------------
                                                         4,466,640

  HOTELS AND RESTAURANTS - 0.6%
    Promus Hotel Corporation...........      31,000      1,193,500
                                                      ------------

  INFORMATION PROCESSING - 0.6%
    Bisys Group Inc. ..................      16,200        664,200

    HBO & Company......................      14,120        497,730
                                                      ------------
                                                         1,161,930

  INSURANCE - 2.7%
    Ace Ltd. ..........................      44,800      1,747,200

    Esg Re Ltd.+.......................      41,900        906,088

    Healthcare Recoveries Inc. ........      38,300        756,425

    Life Re Corporation................       4,400        364,650

    Mid Ocean Ltd. ....................       7,900        620,150

    Mutual Risk Management Ltd. .......      18,200        663,163
                                                      ------------
                                                         5,057,676

  MEDIA - 8.3%
    Discreet Logic Inc. ...............     152,000      1,767,000

    E.W. Scripps Company...............      17,600        964,700

    Gemstar International Group
      Ltd.+............................     350,000     13,103,125
                                                      ------------
                                                        15,834,825

  MEDICAL SUPPLIES - 5.8%
    Biomet Inc. .......................      15,300        505,856

    Cytoclonal Pharmaceutical Inc. ....      14,200         99,400

    Cytyc Corporation..................     373,600      6,094,350

    Datascope Corporation..............       6,700        177,969

    Idexx Laboratories Inc.+...........      42,500      1,057,187

    Mentor Corporation.................      18,300        443,775

    Microprose Inc.+...................      54,620        242,376

    PSS World Medical Inc. ............     117,800      1,722,825

    Uromed Corporation+................     108,300        602,419
                                                      ------------
                                                        10,946,157

  OFFICE SUPPLIES - 0.3%
    Viking Office Products+............      20,500        643,188
                                                      ------------

  OIL AND GAS - EQUIPMENT & SERVICES - 5.4%
    Apache Corporation.................      19,800        623,700

    B.J. Services Company..............      17,000        494,063

    Cooper Cameron Corporation+........      32,900      1,677,900

    Diamond Offshore Drilling..........      16,300        652,000

    Global Industries Ltd.+............      74,700      1,260,562

    Houston Exploration Corporation....      26,200        600,962

    New Field Exploration Company......     117,900      2,932,762

    National-Oilwell Inc. .............      10,000        268,125

    Noble Drilling Corporation+........      35,100        844,594

    Southern Africa Minerals
      Corporation+.....................     366,400        255,214

    Transocean Offshore Inc. ..........      14,300        636,350
                                                      ------------
                                                        10,246,232

  OTHER - 2.3%
    Learning Tree International Inc....     110,300      2,219,788

    Scholastic Corporation.............      54,800      2,185,150
                                                      ------------
                                                         4,404,938

  PHARMACEUTICAL - 0.0%#
    Professional Detailing Inc.........         300          7,463
                                                      ------------

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                          OTC PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
                                           SHARES       (NOTE 2)
                                         ----------   ------------

COMMON STOCKS (CONTINUED)
RETAIL - 6.7%
    ARM Financial Group Inc............       5,400   $    119,475

    BJ'S Wholesale Club Inc............     109,400      4,444,375

    Fred Meyer Inc.+...................      50,400      2,142,000

    Lo-Jack Corporation................     111,600      1,388,025

    Rite Aid Corporation...............      99,900      3,752,494

    SportsLine USA Inc.................      27,300        998,156
                                                      ------------
                                                        12,844,525

  TECHNOLOGY - 8.4%
    Cadence Design Systems Inc.+.......      48,940      1,529,375

    Comverse Technology Inc.+..........      31,600      1,639,250

    Concentra Managed Care+............     237,765      6,181,890

    Elsag Bailey Process Automation
      NV...............................      78,000      1,876,875

    K.L.A. Tencor Corporation..........      16,700        462,381

    Linear Technology Corporation......       4,800        289,500

    Sipex Corporation..................     191,000      4,106,500
                                                      ------------
                                                        16,085,771

  TELECOMMUNICATIONS - 2.1%
    Cellular Communications
      International Inc. ..............       7,350        366,581

    Intermedia Communications Inc. ....      34,800      1,459,425

    Lightbridge Inc. ..................     110,600        940,100

    Natural Microsystems Corporation...      79,700      1,275,200

    U. S. West Inc. ...................         598         28,106
                                                      ------------
                                                         4,069,412
    TOTAL COMMON STOCKS
    (Cost $173,862,824)                                184,317,919
                                                      ------------


                     EQUI-SELECT SERIES TRUST
                          OTC PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)


                                          PRINCIPAL      VALUE
                                           AMOUNT       (NOTE 2)
                                         ----------   ------------

SHORT TERM INVESTMENTS - 6.2%
  FEDERAL HOME LOAN BANK (FHLB) - 2.6%
    FHLB,
      5.532%++ due 07/08/1998..........  $5,000,000   $  4,994,701
                                                      ------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION
    (FHLMC) - 1.8%
    FHLMC, 5.683%++ due 07/08/1998.....   3,400,000      3,396,827
                                                      ------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (FNMA) - 1.8%
    FNMA, 5.642%++ due 07/07/1998......   3,400,000      3,397,374
                                                      ------------
    TOTAL SHORT TERM INVESTMENTS
    (Cost $11,788,902)                                  11,788,902
                                                      ------------
    TOTAL INVESTMENTS
    (COST $185,651,726*) - 103.0%                     $196,106,821
    OTHER ASSETS AND LIABILITIES - 3.0%                 (5,626,082)
                                                      ------------
    NET ASSETS - 100.0%                               $190,480,739
                                                      ============


*Aggregate cost for Federal tax purposes.

+Non-income producing security.

++Annualized yield at date of purchase.

#Amount represents less than 0.1%.

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        RESEARCH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                                         VALUE
                                           SHARES       (NOTE 2)
                                        -----------   ------------

COMMON STOCKS - 92.9%
  AEROSPACE AND DEFENSE - 3.9%
    AMR Corporation...................       16,700   $  1,390,275

    Lockheed Martin Corporation.......       32,000      3,388,000

    Newport News Shipbuilding.........       75,300      2,014,275

    US Airways Group, Inc. ...........       16,300      1,291,775

    United Technologies Corporation...       92,100      8,519,250
                                                      ------------
                                                        16,603,575

  APPLICATIONS SOFTWARE - 0.5%
    Siebel Systems Inc.+..............            1             22

    Synopsys Inc. ....................       42,300      1,935,225
                                                      ------------
                                                         1,935,247

  AUTOMOBILES - 0.1%
    Ford Motor Company................        5,200        306,800
                                                      ------------

  AUTO REPAIR AND AUTO PARTS - 0.3%
    Lear Corporation..................       27,100      1,390,569
                                                      ------------

  BANKING AND FINANCE - 4.3%
    BankBoston Corporation............       47,480      2,641,075

    C.I.T. Group Inc., Class A........       12,300        461,250

    Chase Manhattan Corporation.......       70,352      5,311,576

    First Union Corporation...........       68,998      4,019,134

    National City Corporation.........       47,700      3,386,700

    PNC Bank Corporation..............       43,400      2,335,463
                                                      ------------
                                                        18,155,198

  BROADCASTING - 2.7%
    CBS Corporation...................       76,500      2,428,875

    HBO & Company.....................      188,600      6,648,150

    Jacor Communications Inc.+........       40,800      2,407,200
                                                      ------------
                                                        11,484,225

  BROKERAGE - 2.0%
    Chubb Corporation.................       35,100      2,812,388

    Merrill Lynch & Company Inc. .....       16,400      1,512,900

    Morgan Stanley, Dean Witter
      Discover........................       44,600      4,075,325
                                                      ------------
                                                         8,400,613

  BUSINESS SERVICES - 0.7%
    Cendant Corporation...............      147,200      3,072,800
                                                      ------------

  CHEMICALS & ALLIED PRODUCTS - 6.0%
    Air Products & Chemicals Inc. ....       72,800      2,912,000

    Akzo Nobel N.V....................        6,100      1,357,056

    Bristol Myers Squibb Company......      107,700     12,378,768

    Cambrex Corporation...............       32,400        850,500

    Cytec Industries Inc.+............       47,600      2,106,300

    Du Pont (E. I.) De Nemours &
      Company.........................       13,700      1,022,363

    Henkel KGaA-Vorzug................        9,900        980,062

    Minerals Technologies.............       29,700      1,510,988

    Sigma-Aldrich Corporation.........       63,000      2,212,875
                                                      ------------
                                                        25,330,912

  COMMERCIAL SERVICES - 0.5%
    Accustaff Inc.+...................       66,600      2,081,250
                                                      ------------

  COMPUTER INDUSTRY - 10.4%
    Adobe Systems Inc.................       32,300      1,370,731

    BMC Software, Inc.+...............      109,400      5,681,962

    Cisco Systems+....................       67,400      6,205,013

    EMC Corporation...................       48,100      2,155,481

    Electronic Arts Inc.+.............       57,500      3,105,000

    Microsoft Corporation+............      151,100     16,375,462

    Oracle Systems+...................      200,300      4,919,869

    Sun Microsystems Inc.+............       98,800      4,291,625
                                                      ------------
                                                        44,105,143

  CONSUMER SERVICES - 3.9%
    Compuware Corporation+............       87,600      4,478,550

    Gillette Company..................      123,200      6,983,900

    Proctor & Gamble Company..........       55,000      5,008,438
                                                      ------------
                                                        16,470,888

  COSMETICS AND TOILETRIES - 0.5%
    Revlon Companies Inc.+............       43,700      2,245,088
                                                      ------------

  ELECTRONICS - 4.5%
    Analog Devices Inc. ..............       44,300      1,088,118

    Cooper Industries Inc. ...........       10,200        560,363

    Sony Corporation..................       39,300      3,396,506

    Teradyne Inc.+....................       83,800      2,241,650

    Tyco International Ltd. ..........      186,734     11,764,242
                                                      ------------
                                                        19,050,879

  ENVIRONMENTAL CONTROL - 0.5%
    Browning Ferris Industries Inc....       54,300      1,886,925
                                                      ------------

  FINANCIAL SERVICES - 5.6%
    Allstate Corporation..............       33,400      3,058,187

    Associates First Capital
      Corporation.....................       26,657      2,049,256

    Comerica Inc......................       63,750      4,223,438

    Federal National Mortgage
      Association.....................       60,100      3,651,075

    Fleet Financial Group Inc. .......       48,800      4,074,800

    Green Tree Financial
      Corporation.....................        7,100        303,969

    Hutchinson Whampoa Ltd............      287,000      1,515,010

    ReliaStar Financial Corporation...       65,254      3,132,192

    Union Planters Corporation........       30,962      1,820,953
                                                      ------------
                                                        23,828,880

  FOOD AND BEVERAGES - 1.5%
    Archer-Daniels-Midland Company....      102,200      1,980,125

    Corn Products International
      Inc. ...........................       54,900      1,873,463

    McCormick & Company Inc...........       62,300      2,225,278

    Nabisco Holdings Corporation,
      Class A.........................        5,000        180,313
                                                      ------------
                                                         6,259,179

  HEALTH CARE AND SERVICES - 4.3%
    Cardinal Health Corporation.......       24,500      2,296,875

    Columbia/HCA Healthcare
      Corporation+....................      121,100      3,527,037

    HEALTHSOUTH Corporation+..........      149,534      3,990,688

    United Healthcare Corporation.....      130,400      8,280,400
                                                      ------------
                                                        18,095,000

  HOTELS AND RESTAURANTS - 0.8%
    Jarvis Hotels Plc**...............      315,400        897,892

    McDonald's Corporation............       33,600      2,318,400

    Promus Hotel Corporation+.........        6,116        235,466
                                                      ------------
                                                         3,451,758

  HOUSEHOLD PRODUCTS - 3.5%
    Black & Decker Corporation........       52,600      3,208,600

    Clorox Company....................       32,600      3,109,225

    Colgate Palmolive Company.........       75,700      6,661,600

    Dial Corporation..................       69,500      1,802,656
                                                      ------------
                                                        14,782,081

  INSURANCE - 6.8%
    Ace Ltd. .........................       50,400      1,965,600

    Cigna Corporation.................       58,200      4,015,800

    Conseco Inc. .....................      140,500      6,568,375

    Excel Ltd. .......................       12,300        957,094

    FPIC Insurance Group Inc.+........       10,300        346,338

    Hartford Financial Services
      Group...........................       37,000      4,231,875

    Life Re Corporation...............       10,500        870,187

    Lincoln National Corporation
      Ltd. ...........................       56,500      5,162,687

    Mid Ocean Ltd. ...................          800         62,800

    Nationwide Financial Services
      Inc. ...........................       26,200      1,336,200


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        RESEARCH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                                             VALUE
                                             SHARES       (NOTE 2)
                                        -----------   ------------

COMMON STOCKS (CONTINUED)
  INSURANCE - (CONTINUED)
    Travelers Group Inc. .............       35,100   $  2,127,937

    Skandia Forsakrings AB............       81,700      1,167,875
                                                      ------------
                                                        28,812,768

  MACHINERY - 1.5%
    American Standard Company+........       49,000      2,189,688

    Cooper Cameron Corporation........       30,600      1,560,600

    Eaton Corporation.................        9,400        730,850

    EVI Weatherford Inc. .............       55,680      2,067,120
                                                      ------------
                                                         6,548,258

  MEDICAL PRODUCTS AND SUPPLIES - 2.2%
    American Home Products
      Corporation.....................      126,000      6,520,500

    Boston Scientific Corporation+....       41,400      2,965,275
                                                      ------------
                                                         9,485,775

  OFFICE EQUIPMENT - 0.4%
    Xerox Corporation.................       16,400      1,666,650
                                                      ------------

  OIL AND GAS - 6.7%
    British Petroleum Corporation,
      ADR.............................       75,193      6,635,782

    Chevron Corporation...............       32,900      2,732,756

    Columbia Energy Group.............       17,700        984,562

    Diamond Offshore Drilling.........       42,600      1,704,000

    KN Energy Inc. ...................       53,600      2,904,450

    Mobil Corporation.................       26,400      2,022,900

    Texaco Inc. ......................      105,300      6,285,093

    USX Marathon Group Inc., New......      143,000      4,906,688
                                                      ------------
                                                        28,176,231

  OTHER - 1.5%
    Alcatel Alsthom CGE, Sponsored
      ADR.............................      138,400      5,631,150

    Cia Cervejaria Brahma, ADR........       62,400        780,000
                                                      ------------
                                                         6,411,150

  PAPER AND PAPER PRODUCTS - 1.9%
    Kimberly Clark Corporation........      110,700      5,078,363

    Stone Container Corporation.......      197,200      3,081,250
                                                      ------------
                                                         8,159,613

  RAILROADS - 0.5%
    Wisconsin Central Transportation
      Corporation+....................       93,500      2,045,312
                                                      ------------

  RETAIL - 7.3%
    CVS Corporation...................      101,800      3,963,838

    CKE Restaurants Inc. .............       41,600      1,716,000

    Fred Meyer Inc.+..................       72,000      3,060,000

    Home Depot Inc. ..................       54,800      4,551,825

    Nordstrom Inc. ...................       36,300      2,804,175

    Office Depot Inc.+................       74,900      2,364,031

    Rite Aid Corporation..............      183,100      6,877,694

    Safeway Inc.+.....................      142,000      5,777,625
                                                      ------------
                                                        31,115,188

  TECHNOLOGY - 3.2%
    Cadence Design System Inc.+.......      122,600      3,831,250

    Computer Association International
      Inc.............................       66,425      3,690,739

    General Electric Company..........       64,700      5,887,700
                                                      ------------
                                                        13,409,689

  TELECOMMUNICATIONS - 3.7%
    Aspect Telecommunication+.........      108,600      2,972,925

    Intermedia Communications+........       43,800      1,836,863

    MCI Communications Corporation....       43,500      2,528,438

    Sprint Corporation................       41,500      2,925,750

    Worldcom Inc.+....................      113,700      5,507,343
                                                      ------------
                                                        15,771,319

  UTILITIES - 0.5%
    California Energy Inc. ...........       74,500      2,239,656
                                                      ------------

  WASTE DISPOSAL - 0.2%
    Waste Management Inc. ............       18,600        651,000
                                                      ------------
    TOTAL COMMON STOCK
    (Cost $335,705,547)                                393,429,619
                                                      ------------


                     EQUI-SELECT SERIES TRUST
                        RESEARCH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                    JUNE 30, 1998 (UNAUDITED)

                                        PRINCIPAL         VALUE
                                          AMOUNT         (NOTE 2)
                                        -----------   ------------
FEDERAL AGENCY OBLIGATIONS - 6.5%
  FEDERAL HOME LOAN BANKS (FHLB) - 2.5%
    FHLB,
      5.532%++ due 07/08/1998.........  $10,600,000     10,588,767
                                                      ------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (FNMA) - 4.0%
     FNMA:
      5.516%++ due 07/01/1998.........    8,400,000      8,400,000

      5.642%++ due 07/06/1998.........    8,500,000      8,493,436
                                                      ------------
                                                        16,893,436
    TOTAL FEDERAL AGENCY OBLIGATIONS
    (Cost $27,482,203)                                  27,482,203
                                                      ------------
    TOTAL INVESTMENTS
    (COST $363,187,750*) -  99.4%                     $420,911,822

    OTHER ASSETS AND LIABILITIES - 0.6%                  2,646,543
                                                      ------------
    NET ASSETS - 100.0%                               $423,558,365
                                                      ============


*Aggregate cost for Federal tax purposes.

**Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations to qualified institutional buyers.

+Non-income producing security.

++Annualized yield at date of purchase.

GLOSSARY OF TERMS
ADR - American Depository Receipt

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
                                            SHARES       (NOTE 2)
                                         -----------   ------------

COMMON STOCKS - 53.5%
  AEROSPACE AND DEFENSE - 1.7%
    General Dynamics Corporation.......       33,500   $  1,557,750

    Lockheed Martin Corporation........       14,300      1,514,013

    Raytheon Company, Class A..........       11,259        648,800

    Raytheon Company, Class B..........       20,100      1,188,413

    United Technologies Corporation....        3,900        360,750
                                                       ------------
                                                          5,269,726

  ALUMINUM - 0.4%
    Aluminum Company of America........       18,300      1,206,656
                                                       ------------

  AUTOMOBILES - 0.9%
    Ford Motor Company.................       18,500      1,091,500

    Volvo AB - ADR.....................       65,700      1,942,256
                                                       ------------
                                                          3,033,756

  AUTO PARTS - 0.2%
    Lear Corporation+..................       11,800        605,487
                                                       ------------

  BANKING AND FINANCE - 4.4%
    Bank of New York Inc. .............       27,400      1,662,837

    First Union Corporation............       16,522        962,406

    Fleet Financial Group Inc. ........        5,700        475,950

    Morgan (J.P.) & Co. ...............        7,200        843,300

    Nationsbank Corporation............       21,200      1,621,800

    PNC Bank Corporation...............       52,100      2,803,631

    National City Corporation..........       48,200      3,422,200

    Northern Trust Corporation.........       12,400        945,500

    Norwest Financial Corporation......       33,800      1,263,275
                                                       ------------
                                                         14,000,899

  CHEMICALS - 2.3%
    Air Products & Chemicals Inc. .....       29,000      1,160,000

    Akzo Nobel.........................       14,650      3,259,159

    Dow Chemical Company...............        2,100        203,044

    Hoechst AG.........................       20,700      1,041,831

    Philip Morris Companies Inc. ......       45,350      1,785,656
                                                       ------------
                                                          7,449,690

  COMPUTERS & BUSINESS EQUIPMENT - 1.4%
    Compaq Computer Corporation........        5,481        155,523

    International Business Machines
      Corporation......................       29,300      3,364,006

    Xerox Corporation..................       10,000      1,016,250
                                                       ------------
                                                          4,535,779

  CONGLOMERATES - 0.0%#
    Eastern Enterprises Inc. ..........        4,000        171,500
                                                       ------------

  CONSUMER GOODS & SERVICES - 0.3%
    Service Corporation
      International....................       20,641        884,983
                                                       ------------

  DRUGS & HEALTH CARE SERVICES - 0.8%
    American Home Products
      Corporation......................       47,300      2,447,775

    Astra AB, ADR......................            1             20
                                                       ------------
                                                          2,447,795

  ELECTRICAL EQUIPMENT - 1.8%
    Emerson Electric Company...........       15,000        904,687

    General Electric Company...........       40,800      3,712,800

    Hubbell Inc., Class B..............       25,700      1,069,762
                                                       ------------
                                                          5,687,249

  ELECTRONICS - 0.3%
    Tyco International Ltd. ...........       15,800        995,400
                                                       ------------

  ENVIRONMENTAL CONTROL - 0.5%
    Browning Ferris Industries Inc. ...       43,500      1,511,625
                                                       ------------

  FINANCIAL SERVICES - 2.4%
    American Express Company...........        8,200        934,800

    Associates First Capital
      Corporation......................       14,932      1,147,897

    Beneficial Corporation.............        3,300        505,519

    Edwards A.G. Incorporated..........       20,200        862,287

    Federal Home Loan Mortgage
      Corporation......................       34,800      1,637,775

    Federal National Mortgage
      Association......................       15,700        953,775

    Federated Investors Inc. ..........        3,500         64,750

    Morgan Stanley Dean Witter
      Discover.........................        9,400        858,925

    Salomon Smith Barney...............       14,000        783,125
                                                       ------------
                                                          7,748,853

  FOOD AND BEVERAGES - 2.1%
    Archer Daniels Midland Company.....       88,200      1,708,875

    Diageo Plc.........................       38,707        458,866

    Diageo Plc, Class B................        6,093         52,139

    General Mills Inc. ................       11,900        813,662

    Hormel Foods Corporation...........       30,000      1,036,875

    McCormack & Company Inc. ..........       25,300        903,684

    Nestle SA..........................          850      1,822,030
                                                       ------------
                                                          6,796,131

  FOREST PRODUCTS - 1.0%
    Champion International.............       28,300      1,392,006

    Weyerhaeuser Company...............       37,400      1,727,413
                                                       ------------
                                                          3,119,419

  GAS EXPLORATION - 2.2%
    Coastal Corporation................       42,300      2,953,069

    New Century Energies Inc. .........       25,000      1,135,938

    Occidental Petroleum Corporation...       33,000        891,000

    USX-Marathon Group Inc. ...........       57,400      1,969,538

    Williams Companies Inc. ...........        6,080        205,200
                                                       ------------
                                                          7,154,745

  GROCERY - 0.4%
    Safeway Inc.+......................       31,000      1,261,313
                                                       ------------

  HEALTH MAINTENANCE ORGANIZATIONS - 0.9%
    Columbia/HCA Healthcare
      Corporation......................       62,400      1,817,400


    United Healthcare Corporation......       16,200      1,028,700
                                                       ------------
                                                          2,846,100

  HOUSEHOLD PRODUCTS - 0.4%
    Colgate Palmolive Company..........        2,300        202,400

    Rubbermaid Inc. ...................       31,500      1,045,406
                                                       ------------
                                                          1,247,806

  INSURANCE - 5.5%
    Chubb Corporation..................       36,700      2,940,587

    Cigna Corporation..................       33,500      2,311,500

    Equitable Companies Inc. ..........       27,800      2,081,525

    Jefferson-Pilot Corporation........       27,250      1,578,797

    Lincoln National Corporation.......       35,600      3,252,950

    Provident Companies Inc. ..........       33,000      1,138,500

    Torchmark Corporation..............       50,600      2,314,950

    Transamerica Corporation...........       15,300      1,759,500
                                                       ------------
                                                         17,378,309

  MACHINE DIVERSIFIED - 0.1%
    Deere & Company....................        8,800        465,300
                                                       ------------

  MANUFACTURING - 2.4%
    Allied Signal Inc. ................       75,900      3,368,062

    Analog Devices Inc. ...............       19,000        466,687

    Cooper Industries Inc. ............       26,100      1,433,869

    TRW, Inc. .........................       42,700      2,332,488
                                                       ------------
                                                          7,601,106

  MEDICAL SUPPLIES - 0.1%
    Baxter International Inc. .........        5,400        290,587
                                                       ------------

  OIL AND GAS - 5.2%
    Amoco Corporation..................       22,900        953,212

    Atlantic Richfield Company.........       20,500      1,601,562

    British Petroleum Plc, ADR.........       59,961      5,291,529

    Exxon Corporation..................       24,000      1,711,500

    Marketspan Corporation.............       33,500      1,002,906

    Mobil Corporation..................       10,000        766,250

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                                           VALUE
                                              SHARES      (NOTE 2)
                                         -----------   ------------
COMMON STOCKS (CONTINUED)
  OIL AND GAS - (CONTINUED)
    Royal Dutch Petroleum Company......       21,600   $  1,183,950

    Schlumberger Ltd. .................        7,500        512,344

    Texaco Inc. .......................       39,600      2,363,625

    Unocal Corporation.................       33,600      1,201,200
                                                       ------------
                                                         16,588,078

  PAPER AND PAPER PRODUCTS - 0.3%
    Kimberly Clark Corporation.........       22,500      1,032,187
                                                       ------------

  PHARMACEUTICALS - 2.4%
    Bristol Myers Squibb Company.......       44,100      5,068,744

    Glaxo Wellcome Plc, ADR............       27,000      1,614,937

    Smithkline Beecham Plc, ADR........       13,900        840,950
                                                       ------------
                                                          7,524,631

  PHOTOGRAPHY - 0.2%
    Eastman Kodak Company..............        8,400        613,725
                                                       ------------

  RAILROADS AND EQUIPMENT - 0.5%
    Canadian National Railway
      Company..........................       15,000        796,875

    Norfolk Southern Corporation.......       23,400        697,613
                                                       ------------
                                                          1,494,488

  REAL ESTATE - 1.0%
    Arden Realty Group Inc. ...........       17,000        439,875

    Boston Properties Inc., Class A....       22,800        786,600

    Hospitalities Properties Trust.....       17,200        552,550

    Prime Group Realty Trust...........       25,000        428,125

    TriNet Corporate Realty Trust
      Inc. ............................       29,000        986,000
                                                       ------------
                                                          3,193,150

  RETAIL - 2.9%
    CVS Corporation....................       13,400      1,022,587

    Fred Meyer Inc.+...................       18,200        773,500

    J.C. Penney Company Inc. ..........       28,800      2,082,600

    Rite Aid Corporation...............       75,200      2,824,700

    Sears, Roebuck & Company...........       37,300      2,277,631

    York International Corporation.....        4,000        174,250
                                                       ------------
                                                          9,155,268

  TELECOMMUNICATIONS - 4.6%
    AT&T Corporation...................       29,600      1,690,900

    Alcatel Alsthom, ADR...............       32,603      1,326,535

    Bell Atlantic Corporation..........       28,400      1,295,750

    Bellsouth Corporation..............        4,200        281,925

    GTE Corporation....................       56,200      3,126,125

    SBC Communications Inc. ...........       47,166      1,886,640

    Sprint Corporation.................       30,900      2,178,450

    Telephone & Data Systems Inc. .....       13,400        527,625

    Viacom Inc., Class B+..............       37,800      2,201,850
                                                       ------------
                                                         14,515,800

  TIRES & RUBBER - 0.3%
    BF Goodrich Company................       18,800        932,950
                                                       ------------

  UTILITY - 3.6%
    Baker Hughes Inc. .................       14,300        494,244

    Carolina Power & Light Company.....       46,200      2,003,925

    CMS Energy Corporation.............       19,000        837,187

    Cinergy Corporation................       34,000      1,190,000

    Columbia Energy Group..............       28,050      1,560,281

    FPL Group Inc. ....................        6,000        378,000

    GPU Inc. ..........................       16,800        635,250

    PacifiCorp.........................       32,400        733,050

    Pinnacle West Capital
      Corporation......................       26,300      1,183,500

    UGI Corporation....................       30,600        761,175

    Southern Company...................       55,500      1,536,656
                                                       ------------
                                                         11,313,268
    TOTAL COMMON STOCKS (Cost $151,129,534)             170,073,759
                                                       ------------
PREFERRED STOCKS - 1.4%
  CHEMICALS - 0.7%
    Henkel KGAA........................       23,500   $  2,326,410
                                                       ------------

  FINANCIAL SERVICES - 0.7%
    McKesson Financing Trust**.........        5,500        617,375

    NB Capital Corporation**...........          200        216,200

    Newell Financial**.................       24,600      1,439,100

    WBK Strypes Trust..................        2,100         63,394
                                                       ------------
                                                          2,336,069
    TOTAL PREFERRED STOCKS
    (Cost $3,482,879)                                     4,662,479
                                                       ------------


                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)


                                          PRINCIPAL        VALUE
                                           AMOUNT         (NOTE 2)
                                         -----------   ------------
CORPORATE BONDS AND NOTES - 20.0%
  AEROSPACE - 0.3%
    BE Aerospace Inc., 8.000% due
      03/01/2008**.....................  $   600,000        600,000

    Jet Equipment Trust:
      9.410% due 06/15/2010............       50,000         60,528

      8.640% due 11/01/2012............       46,916         53,085

      10.690% due 11/01/2013...........       10,000         13,413

    Northrop Grumman Corporation,
      9.375% due 10/15/2024............      100,000        121,125
                                                       ------------
                                                            848,151

  AIRLINES - 0.4%
    Continental Airlines Inc.:
      9.500% due 12/15/2001............      350,000        372,750

      9.500% due 10/15/2013............       96,110        113,578

      10.220% due 07/02/2014...........       23,723         28,895

      6.648% due 03/15/2019............      250,000        255,095

    Northwest Airlines:
      7.625% due 03/15/2005............      312,000        315,120

      8.700% due 03/15/2007............      150,000        159,375

    United Air Lines Corporation:
      7.270% due 01/30/2013............       38,713         39,874
                                                       ------------
                                                          1,284,687

  AUTOMOBILES - 0.2%
    Ford Motor Company, 8.900% due
      01/15/2032.......................      490,000        632,713
                                                       ------------

  BANKING AND FINANCE - 2.3%
    Banco Commercial SA, 8.250% due
      02/05/2007.......................      220,000        217,184

    Beaver Valley II Funding
      Corporation:
      8.250% due 06/01/2003............       19,000         19,534

      9.000% due 06/01/2017............    1,280,000      1,476,800

    Capital One Bank, 6.700% due
      05/15/2008.......................      680,000        688,500

    Capital One Financial Corporation,
      7.250% due 12/01/2003............      100,000        100,219

    Cerro Negro Finance Ltd., 7.900%
      due 12/01/2020**.................    1,100,000      1,075,250

    Colonial Capital II, 8.920% due
      01/15/2027.......................      100,000        112,625

    Comed Financing II, 8.500% due
      01/15/2027.......................      300,000        321,174

    Deutsche Bank Finance BV, Zero
      coupon due 02/12/2017**..........      580,000        321,175

    First Empire Capital Trust I,
      8.234% due 02/01/2027............      300,000        334,875

    First PV Funding Corporation:
      10.300% due 01/15/2014...........      201,000        211,804

      10.150% due 01/15/2016...........       13,000         13,731

    GG1B Funding Corp., 7.43% due
      01/15/2011.......................    1,001,676      1,046,751


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL          VALUE
                                              AMOUNT       (NOTE 2)
                                         -----------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
  BANKING AND FINANCE  - (CONTINUED)
    MBNA Capital I, 8.278% due
      12/01/2026.......................  $   600,000   $    642,750

    Midland Funding Corporation II,
      11.750% due 07/23/2005...........       31,000         36,813

    Providian National Bank, 6.700% due
      06/04/2003.......................      300,000        302,625

    Riggs Capital Trust II, 8.875% due
      03/15/2027.......................      260,000        291,200

    Riggs National Corporation,
      8.500% due 02/01/2006............      100,000        105,625
                                                       ------------
                                                          7,318,635

  BROADCASTING - 0.6%
    Chancellor Media Corporation,
      8.750% due 06/15/2007............      250,000        260,625

    Control Cablevision Inc., 11.000%
      due 06/01/2007...................      775,000        847,656

    Frontiervision Operating Partners,
      L.P., 11.000% due 10/15/2006.....      300,000        333,000

    Tele-Communications Inc., 6.340%
      due 02/01/2002...................      340,000        340,850

    Turner Broadcasting Inc., 8.375%
      due 07/01/2013...................       25,000         28,750
                                                       ------------
                                                          1,810,881

  BUILDING AND CONSTRUCTION - 0.7%
    American Standard Companies Inc.,
      7.625% due 02/15/2010............       86,000         85,570

    Interface Inc., 7.300% due
      04/01/2008.......................      500,000        505,000

    McDermott Inc., 9.375% due
      03/15/2002.......................    1,405,000      1,487,544

    Owens Corning Fiberglass
      Corporation, 8.875% due
      06/01/2002.......................       10,000         10,688
                                                       ------------
                                                          2,088,802

  COMPUTERS & BUSINESS EQUIPMENT - 0.2%
    Xerox Corporation, 0.570% due
      04/21/2018**.....................    1,020,000        577,012
                                                       ------------

  CONSUMER GOODS & SERVICES - 0.1%
    Tommy Hilfiger USA, Inc.:
      6.500% due 06/01/2003............      252,000        251,370

      6.850% due 06/01/2008............      190,000        190,950
                                                       ------------
                                                            442,320

  DRUGS & HEALTH CARE SERVICES - 0.5%
    Columbia/HCA Healthcare
      Corporation:
      6.500% due 03/15/1999............      150,000        149,250

      6.875% due 07/15/2001............       93,000         91,838

      6.910% due 06/15/2005............      170,000        166,600

      7.690% due 06/15/2025............      750,000        716,250

    Healthsouth Corporation, 6.875% due
      06/15/2005**.....................      440,000        441,650

    Tenet Healthcare Company:
      8.625% due 01/15/2007............       15,000         15,600

      7.625% due 06/01/2008**..........      100,000        100,750
                                                       ------------
                                                          1,681,938

  ENTERTAINMENT - 1.4%
    Circus Circus Entertainment:
      6.450% due 02/01/2006............      300,000        294,000

      7.000% due 11/15/2036............      350,000        350,875

      6.700% due 11/15/2096............      100,000        101,750

    Time Warner Company:
      6.100% due 12/30/2001**..........      250,000        249,063

      9.125% due 01/15/2013............      295,000        362,850

      9.150% due 02/01/2023............    1,745,000      2,216,150

      8.300% due 01/15/2036............      854,000        265,808

    Viacom Inc., 6.750% due
      01/15/2003.......................      650,000        662,188
                                                       ------------
                                                          4,502,684
  FINANCIAL SERVICES - 2.6%
    Bear Stearns Company Inc., 6.200%
      due 03/30/2003...................  $   260,000   $    259,675

    Conseco Inc., 6.400% due
      06/15/2001.......................      430,000        430,538

    ContiFinancial Corporation, 7.500%
      due 03/15/2002...................      530,000        529,746

    Criimi Mae Commercial Mortgage
      Trust, 7.000% due 03/02/2011**...    1,250,000      1,227,500

    Donaldson, Lufkin & Jenrette Inc.,
      6.500% due 06/01/2008............      220,000        220,550

    Goldman Sachs Group, L.P., 5.900%
      due 01/15/2003...................    3,000,000      2,955,000

    Lehman Brothers Holdings Inc.:
      6.500% due 04/15/2008............      830,000        834,150

      7.500% due 08/01/2026............       90,000         99,000

    Natexis Ambs Company LLC, 8.440%
      due 12/29/2049**.................      520,000        520,000

    Paine Webber Group Inc., 6.550% due
      04/15/2008.......................      110,000        110,825

    Providian Capital I, 9.525% due
      02/01/2027**.....................      100,000        114,500

    Safeco Capital Trust Company,
      8.072% due 07/15/2037............      615,000        665,738

    Salton Sea Funding Corporation,
      7.370% due 05/30/2005............       18,043         18,810

    State Street Institutional Capital,
      Class A, 7.940% due
      12/30/2026**.....................      100,000        110,511

    Washington Mutual Capital I, 8.375%
      due 06/01/2027...................      250,000        280,938
                                                       ------------
                                                          8,377,481

  FOOD AND BEVERAGES - 0.1%
    Nabisco Inc, 6.375% due
      02/01/2035.......................      165,000        164,175
                                                       ------------

  FOREST PRODUCTS - 0.6%
    Boise Cascade Corporation, 7.430%
      due 10/10/2005...................      100,000        105,000

    Georgia Pacific Corporation:
      9.875% due 11/01/2021............       10,000         11,363

      9.500% due 05/15/2022............    1,000,000      1,141,250

      7.250% due 06/01/2028............      545,000        551,131

    U.S. Timberlands Company, L.P.,
      9.625% due 11/15/2007............      250,000        259,688
                                                       ------------
                                                          2,068,432

  GAS EXPLORATION - 0.0%#
    Transocean Offshore Inc., 8.000%
      due 04/15/2027...................      100,000        115,750
                                                       ------------

  GROCERY - 0.1%
    Marsh Supermarket Inc., 8.875% due
      08/01/2007.......................      250,000        256,250
                                                       ------------

  HOTELS AND RESTAURANTS - 0.0%#
    Hilton Hotels Corporation, 7.950%
      due 04/15/2007...................       25,000         26,156
                                                       ------------

  INDUSTRIAL - 3.4%
    Burlington Industries Inc., 7.250%
      due 08/01/2027...................      120,000        124,200

    Federal-Mogul Corporation:
      7.500% due 07/01/2004............      375,000        376,406

      7.750% due 07/01/2006............      130,000        131,788


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL          VALUE
                                              AMOUNT       (NOTE 2)
                                         -----------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
  INDUSTRIAL  - (CONTINUED)
    Fox/Liberty Network Company, 8.875%
      due 08/15/2007**.................  $   100,000   $    101,500

    Hearst-Argyle TV Inc.:
      7.000% due 01/15/2018............      115,000        116,725

      7.500% due 11/15/2027............    1,224,000      1,306,620

    Honeywell Inc., 6.625% due
      06/15/2028.......................      130,000        130,325

    News America Holdings:
      8.000% due 10/17/2016............      300,000        329,625

      8.875% due 04/26/2023............    1,050,000      1,265,250

      7.750% due 12/01/2045............      100,000        106,500

    News America Inc., 6.625% due
      01/09/2008.......................      255,000        254,016

    Nortek Inc., 9.250% due
      03/15/2007.......................      300,000        309,750

    Owens Illinois Inc.:
      7.350% due 05/15/2008............    2,500,000      2,521,875

      7.500% due 05/15/2010............    2,500,000      2,521,875

    Seacor Smit Inc., 7.840% due
      05/30/2010.......................      800,000        856,000

    Solutia Inc., 7.375 due
      10/15/2027.......................      100,000        104,875

    UPM-Kymmene Corporation, 7.450% due
      11/12/2027**.....................      270,000        283,500
                                                       ------------
                                                         10,840,830

  INSURANCE - 0.4%
    Atlantic Mutual Insurance Company,
      8.150% due 02/15/2028**..........      529,000        546,854

    Equitable Life Assurance Society,
      7.700% due 12/01/2015**..........       80,000         88,100

    Fairfax Financial Holdings Ltd.,
      7.375% due 04/15/2018............      225,000        229,781

    Nationwide Mutual Life Insurance
      Company, 7.500% due 02/15/2024...      100,000        100,875

    Travelers Capital II, 7.750% due
      12/01/2036.......................      150,000        160,688
                                                       ------------
                                                          1,126,298

  OIL AND GAS - 2.8%
    Belco Oil & Gas Corporation, 8.875%
      due 09/15/2007...................      100,000         98,000

    Clark Refining & Marketing Inc.,
      8.375% due 11/15/2007............      100,000        100,750

    Cliffs Drilling Company, 10.250%
      due 05/15/2003...................      100,000        106,000

    Coastal Corporation:
      6.950% due 06/02/2028............    1,130,000      1,138,475

      7.420% due 02/15/2037............    1,410,000      1,536,900

    KCS Energy Inc., 8.875% due
      01/15/2008.......................      100,000         95,125

    Louis Dreyfus Natural Gas Company,
      6.875% due 12/01/2007**..........      230,000        231,286

    Niantic Bay Fuel, 8.590% due
      06/04/2003.......................    1,000,000      1,000,000

    Oryx Energy Company, 8.375% due
      07/15/2004.......................      100,000        108,500

    Petroleum Geo-Services, 7.125% due
      03/30/2028.......................      385,000        398,475

    Snyder Oil Corporation, 8.750% due
      06/15/2007.......................       50,000         50,375

    Sun Company Inc., 9.000% due
      11/01/2024.......................    2,000,000      2,462,500

    Tennessee Gas Pipeline Company,
      7.625% due 04/01/2037............    1,000,000      1,116,250

    Texas Gas Transmission Inc., 7.250%
      due 07/15/2027...................      100,000        105,375

    Vintage Petroleum, 8.625% due
      02/01/2009.......................  $   100,000   $    101,750

    Wiser Oil Company, 9.500% due
      05/15/2007.......................      100,000         93,500
                                                       ------------
                                                          8,743,261

  OTHER - 0.4%
    Corp Andina de Fomento, 7.100% due
      02/01/2003.......................      120,000        122,250

    Lasmo (USA) Inc., 7.300% due
      11/15/2027.......................      180,000        189,900

    Outdoor Systems Inc., 8.875% due
      06/15/2007.......................      250,000        260,000

    Polymer Group Inc., 9.000% due
      07/01/2007.......................      250,000        255,000

    Williams Scotsman Inc., 9.875% due
      06/01/2007.......................      300,000        313,500
                                                       ------------
                                                          1,140,650

  PRECIOUS METALS AND MINING - 0.1%
    Ultramar Diamond Company, 7.200%
      due 10/15/2017...................      205,000        215,763
                                                       ------------

  REAL ESTATE - 0.1%
    Socgen Real Estate Company, 7.640%
      due 12/29/2049**.................      400,000        408,500
                                                       ------------

  RETAIL - 0.0%#
    Lowe's Companies Inc., 6.875% due
      02/15/2028.......................      105,000        109,200
                                                       ------------

  TELECOMMUNICATIONS - 0.5%
    Airtouch Communications Inc.,
      6.650% due 05/01/2008............      450,000        457,313

    Century Communications Corporation,
      Zero coupon due 01/15/2008**.....    1,000,000        453,750

    Jasmine Submarine
      Telecommunications Ltd., 8.483%
      due 05/30/2011...................      100,000         83,000

    TCI Communications Inc.:
      6.375% due 05/01/2003............      223,000        225,788

      8.000% due 08/01/2005............      140,000        153,650

      9.650% due 03/31/2027............      100,000        115,250

    Worldcom Inc., 8.875% due
      01/15/2006.......................      200,000        216,500
                                                       ------------
                                                          1,705,251

  TRANSPORTATION - 0.1%
    Federal Express Corporation, 7.650%
      due 01/15/2014...................      298,524        315,316
                                                       ------------

  UTILITIES - 2.1%
    California Energy Incorporated,
      7.630% due 10/15/2007............      130,000        131,625

    Cleveland Electric Illuminating
      Company:
      7.430% due 11/01/2009............      236,000        248,390

      7.880% due 11/01/2017............      300,000        325,500

      9.000% due 07/01/2023............      100,000        109,375

    Commonwealth Edison Company, 7.625%
      due 01/15/2007...................      100,000        107,500

    Connecticut Light & Power Company,
      7.875% due 10/01/2024............      415,000        432,119

    Consumers Energy Company, 6.375%
      due 02/01/2008**.................      140,000        138,250

    El Paso Electric Company, 8.900%
      due 02/01/2006...................       50,000         55,500

    Empresa Nacional de Electricidad,
      7.325% due 02/01/2037............      100,000        100,875

    Hidroelectrica Alicura SA, 8.375%
      due 03/15/1999**.................    1,405,000      1,403,244


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                      TOTAL RETURN PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL          VALUE
                                              AMOUNT       (NOTE 2)
                                         -----------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
  UTILITIES  - (CONTINUED)
    Long Island Lighting Company,
      9.000% due 11/01/2022............  $    75,000   $     86,156

    Niagara Mohawk Power Corporation:
      7.750% due 05/15/2006............      373,000        397,245

      8.770% due 01/01/2018............      372,000        396,645

      8.750% due 04/01/2022............      150,000        163,125

      8.500% due 07/01/2023............       90,000         96,638

    North Atlantic Energy Corporation,
      9.050% due 06/01/2002............      135,000        136,519

    Seabrook Station - Unit 1, 7.830%
      due 01/02/2019...................      915,890        961,684

    Texas-New Mexico Power Company,
      12.500% due 01/15/1999...........      100,000        104,875

    Texas Utility Electric Company,
      6.375% due 01/01/2008**..........      380,000        377,625

    Toledo Edison Company, 7.875% due
      08/01/2004.......................      238,000        252,578

    United Illuminating Company, 6.250%
      due 12/15/2002...................      100,000         99,875

    Utilicorp United Incorporated,
      8.450% due 11/15/1999............       10,000         10,288

    Waterford 3 Funding Corporation,
      8.090% due 01/02/2017............      545,000        566,800
                                                       ------------
                                                          6,702,431
    TOTAL CORPORATE BONDS AND
    NOTES - (Cost $62,722,249)                           63,503,567
                                                       ------------
FOREIGN GOVERNMENT BONDS - 0.3%
    Republic of Panama, 8.250% due
      04/22/2008.......................      200,000        195,750

    Republic of Korea, 8.875% due
      04/15/2008.......................      900,000        815,625
                                                       ------------

    TOTAL FOREIGN GOVERNMENT BONDS
      (Cost $1,040,079)                                   1,011,375
                                                       ------------

U.S. GOVERNMENT AND AGENCY SECURITIES - 16.2%
  COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
    Beneficial Mortgage Corporation,
      5.768% due 09/28/2037............      835,932        835,146

    BCF LLC, 7.750% due 09/25/2026.....       97,193         97,284
                                                       ------------
    TOTAL COLLATERALIZED MORTGAGE
    OBLIGATIONS
    (Cost $928,964)                                         932,430
                                                       ------------
  MORTGAGE-BACKED OBLIGATIONS - 3.1%
    Federal National Mortgage
    Association,
      6.500% due 03/01/2013............    2,359,565      2,372,825
                                                       ------------
    Government National Mortgage
      Association:
      8.000% due 06/20/2025............      284,109        291,754

      7.500% due 07/15/2026............      236,405        243,053

      8.000% due 07/15/2026............       31,241         32,392

      8.000% due 07/15/2026............       32,016         33,196

      8.000% due 07/15/2026............      535,341        555,079

      8.000% due 07/15/2026............      833,092        863,808

      7.500% due 09/15/2026............      273,168        280,850

      8.000% due 12/15/2026............      842,384        873,442

      7.500% due 04/15/2027............       45,860         47,150

      7.500% due 05/15/2027............      959,384        986,361

      8.000% due 07/15/2027............  $   849,480   $    880,801

      7.500% due 09/15/2027............      185,751        190,974

      7.500% due 11/15/2027............      446,794        459,358

      7.000% due 01/15/2028............       32,606         33,146

      7.500% due 02/15/2028............      719,781        740,021

      7.000% due 04/15/2028............      869,616        884,017
                                                       ------------
                                                          7,395,402
  U.S. TREASURIES - 12.8%
    United States Treasury Bonds:
      9.125% due 05/15/1999............    6,000,000      6,183,600

      6.625% due 03/31/2002............      220,000        227,880

      6.250% due 08/31/2002............   12,975,000     13,312,220

      9.875% due 11/15/2015............      120,000        174,770

      6.125% due 11/15/2027............    5,226,000      5,602,951

    United States Treasury Notes:
      8.500% due 02/15/2000............      175,000        182,994

      5.750% due 11/15/2000............    4,850,000      4,873,872

      5.500% due 01/31/2003............    8,300,000      8,292,779

      7.875% due 11/15/2004............      460,000        516,695

      7.000% due 07/15/2006............      370,000        404,151

      6.500% due 10/15/2006............       35,000         37,157

      5.500% due 02/15/2008............      185,000        184,848

      5.625% due 05/15/2008............      652,000        661,063
                                                       ------------
                                                         40,654,980

    TOTAL U.S. GOVERNMENT AND AGENCY
    SECURITIES - (Cost $50,138,796)                      51,355,637
                                                       ------------

SHORT TERM INVESTMENTS - 11.0%
  FEDERAL NATIONAL MORTGAGE
    ASSOCIATION - 8.1%
    FNMA:

      5.516%++ due 07/01/1998..........    6,500,000      6,500,000

      5.516%++ due 07/01/1998..........    8,000,000      8,000,000

      5.591%++ due 07/06/1998..........   11,200,000     11,191,459
                                                       ------------
                                                         25,691,459

  GENERAL ELECTRIC CORPORATION - 2.9%
      5.642%++ due 07/07/1998..........    9,200,000      9,191,475
                                                       ------------

    TOTAL SHORT TERM INVESTMENTS
      (Cost $34,882,934)                                 34,882,934
                                                       ------------

    TOTAL INVESTMENTS
      (COST $304,325,435*) - 102.4%                    $325,489,751

    OTHER ASSETS AND LIABILITIES - (2.4%)                (7,598,597)
                                                       ------------
    NET ASSETS - 100.0%                                $317,891,154
                                                       ============


*Aggregate cost for Federal tax purposes.
**Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+Non-income producing security.
++Annualized yield at date of purchase.
#Amount represents less than 0.1%.

GLOSSARY OF TERMS
ADR - American Depository Receipt


See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                            PRINCIPAL      VALUE
                                               AMOUNT    (NOTE 2)
                                           ----------   -----------
CORPORATE DEBT SECURITIES - 28.4%
  BANKS - 2.3%
    Union Planters National Bank, 6.290%
      due 08/20/1998.....................  $  500,000   $   500,160
                                                        -----------
  BROKERAGE - 1.7%
    Paine Webber Group Inc., 6.344% due
      07/24/2003.........................     350,000       356,608
                                                        -----------
  COMMUNICATION - 2.5%
    Worldcom Inc., 9.375% due
      01/15/2004.........................     500,000       533,125
                                                        -----------
  ENTERTAINMENT AND LEISURE - 1.9%
    Caesars World Inc., 8.875% due
      08/15/2002.........................     400,000       412,000
                                                        -----------
  FINANCIAL SERVICES - 16.3%
    AT&T Capital Corporation, 6.520% due
      05/14/1999.........................     500,000       501,510
    Chrysler Financial Corporation,
      6.440% due 10/06/1998..............     500,000       500,650
    Figgie International Inc., 9.875% due
      10/01/1999.........................     500,000       522,500
    Lehman Brothers Holdings Inc., 6.150%
      due 03/15/2000.....................   1,000,000     1,002,500
    MBNA Global Capital Securities,
      6.550%+++ due 02/01/2027...........     500,000       474,990
    NTC Capital I,
      6.278%+++ due 01/15/2027...........     500,000       493,300
                                                        -----------
                                                          3,495,450
  REAL ESTATE - 1.4%
    Taubman Realty Group Ltd., MTN,
      6.489% due 07/30/1998..............     300,000       300,000
                                                        -----------
  TOBACCO - 2.3%
    Philip Morris Companies Inc., 6.000%
      due 11/15/1999.....................     500,000       500,000
                                                        -----------
    TOTAL CORPORATE DEBT SECURITIES
    (Cost $6,086,230)                                     6,097,343
                                                        -----------
MORTGAGE PASS-THROUGHS - 4.3%
  COLLATERALIZED MORTGAGE OBLIGATIONS
    MBNA Master Credit Card Trust, 5.931%
      due 11/15/2001.....................     750,000       749,760
    Morgan Stanley Capital I Inc.,
      9.000%+ due 05/01/2016.............     161,106       161,428
                                                        -----------
    TOTAL MORTGAGE
    PASS-THROUGHS - (Cost $915,803)                         911,188
                                                        -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.0%
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (FHLMC) - 0.7%
  FHLMC:
    Pool #846224, 7.341% due
      07/01/2024.........................     138,079       140,840
                                                        -----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA) - 0.7%
  FNMA,
    Conventional, Pool #103363, 7.693%
      due 12/01/2017.....................     137,391       142,328
                                                        -----------
  FEDERAL FARM CREDIT BANK (FFCB) - 4.6%
  FFCB,
      5.675%++ due 08/14/1998............   1,000,000       993,424
                                                        -----------
    TOTAL U.S. GOVERNMENT
    AGENCY OBLIGATIONS
    (Cost $1,277,308)                                     1,276,592
                                                        -----------
U.S. TREASURY OBLIGATIONS - 10.7%
  U.S. TREASURY NOTES:
      5.875% due 07/31/1999..............  $  800,000   $   802,976
      5.375% due 01/31/2000..............     500,000       498,955
      5.500% due 03/31/2000..............   1,000,000     1,000,060
                                                        -----------
    TOTAL U.S. TREASURY
    OBLIGATIONS - (Cost $2,297,063)                       2,301,991
                                                        -----------
COMMERCIAL PAPER-DISCOUNT NOTES - 50.0%
  AGRICULTURAL SERVICES - 1.8%
    Cargill Inc., 5.584%++ due
      07/09/1998.........................     384,000       383,531
                                                        -----------
  AUTOMOTIVE - 2.3%
    Hertz Corporation, 5.640%++ due
      07/16/1998.........................     500,000       498,844
                                                        -----------
  BANKS - 3.7%
    ABN Amro Bank, 5.557%++ due
      07/02/1998.........................     798,000       797,879
                                                        -----------
  COMMERCIAL SERVICES - 2.7%
    PHH Corporation, 5.766%++ due
      07/20/1998.........................     572,000       570,288
                                                        -----------
  COMMUNICATIONS - 11.7%
    GTE Corporation, 5.704%++ due
      07/08/1998.........................     975,000       973,935
    Lucent Technologies Inc., 5.590%++
      due 07/17/1998.....................     566,000       564,616
    Motorola Inc., 5.645%++ due
      07/21/1998.........................     974,000       970,997
                                                        -----------
                                                          2,509,548
  ELECTRIC - 1.4%
    Emerson Electric Company, 5.608%++
      due 07/14/1998.....................     309,000       308,384
                                                        -----------
  ENTERTAINMENT & LEISURE - 2.3%
    Walt Disney Corporation, 5.586%++ due
      07/13/1998.........................     494,000       493,094
                                                        -----------
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (FHLMC) - 1.9%
      5.435%++ due 07/13/1998............     413,000       412,264
                                                        -----------
  FINANCIAL SERVICES - 14.6%
    General Electric Capital Corporation,
      5.635%++ due 07/22/1998............     796,000       793,427
    General Motors Acceptance
      Corporation, 5.591%++ due
      07/06/1998.........................     960,000       959,265
    Household Finance Corporation,
      5.604%++ due 07/10/1998............     750,000       748,965
    Reliastar Mortgage Corporation,
      5.690%++ due 07/15/1998............     626,000       624,637
                                                        -----------
                                                          3,126,294
  FOOD - 4.6%
    General Mills Inc., 5.582%++ due
      07/07/1998.........................     975,000       974,106
                                                        -----------

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                        ADVANTAGE PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                            PRINCIPAL      VALUE
                                               AMOUNT    (NOTE 2)
                                           ----------   -----------
COMMERCIAL PAPER-DISCOUNT NOTES (CONTINUED)
  TRANSPORTATION - 3.0%
    United Parcel Services of America
      Inc., 5.454%++ due 07/01/1998......  $  640,000   $   640,000
                                                        -----------
    TOTAL COMMERCIAL PAPER
    -DISCOUNT NOTES
    (Cost $10,714,232)                                   10,714,232
                                                        -----------
    TOTAL INVESTMENTS
    (COST $21,290,636*) - 99.4%                         $21,301,346
    OTHER ASSETS AND LIABILITIES - 0.6%                     137,858
                                                        -----------
    NET ASSETS - 100.0%                                 $21,439,204
                                                        ===========

*Aggregate cost for Federal tax purposes.

++Annualized yield at date of purchase.

+++Floating rate security. Rate shown is rate in effect at 06/30/1998.

GLOSSARY OF TERMS

MTN - Medium Term Note

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                     VALUE + GROWTH PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                                          VALUE
                                             SHARES      (NOTE 2)
                                            --------   ------------
COMMON STOCKS - 97.7%
  APPAREL - 3.1%
    GAP, Inc. ............................   74,750   $  4,606,469
                                                      ------------

  COMMUNICATION - 2.3%
    Cox Communication Inc., Class A.......   32,600      1,579,062

    3COM Corporation......................   59,600      1,828,975
                                                      ------------
                                                         3,408,037

  COMPUTER COMPONENTS, SOFTWARE AND
  SERVICES - 15.7%
    Cadence Design Systems, Inc.+.........   31,400        981,250

    Compaq Computer Corporation...........  139,800      3,966,825

    Electronic Arts Inc. .................   34,700      1,873,800

    Ingram Micro Inc., Class A............   33,600      1,484,700

    Intel Corporation.....................   75,900      5,626,087

    Microsoft Corporation.................   50,100      5,429,588

    PeopleSoft Inc. ......................   31,400      1,475,800

    Seagate Technology Inc. ..............  117,400      2,795,588
                                                      ------------
                                                        23,633,638

  CONSUMER SPECIALTY RETAIL - 14.7%
    Bed, Bath, & Beyond Inc. .............   12,000        621,750

    CompUSA Inc.+.........................  125,032      2,258,391

    Costco Companies, Inc.+...............   60,100      3,790,056

    CVS Corporation.......................  103,400      4,026,137

    Dayton Hudson Corporation.............   83,700      4,059,450

    Starbucks Corporation+................   60,000      3,206,250

    Walgreen Company......................   59,600      2,462,225

    Wal Mart Stores Inc. .................   28,900      1,755,675
                                                      ------------
                                                        22,179,934

  DRUGS AND HEALTH CARE SERVICES - 18.4%
    Cardinal Health, Inc. ................   37,600      3,525,000

    Health Management Associates Inc. ....   65,400      2,186,812

    Lilly Eli and Company.................   67,700      4,472,431

    McKesson Corporation..................   59,800      4,858,750

    Merck & Co. Inc. .....................   38,400      5,136,000

    Omnicare Inc. ........................   47,200      1,799,500

    Universal Health Services Inc. .......   40,100      2,340,837

    Wellpoint Health Networks Inc. .......   46,300      3,426,200
                                                      ------------
                                                        27,745,530

  ELECTRONICS - 6.3%
    General Electric Company..............   53,000      4,823,000

    Texas Instruments Inc. ...............   79,500      4,635,844
                                                      ------------
                                                         9,458,844

  FINANCIAL SERVICES - 16.6%
    Ahmanson HF and Company...............    62,900      4,465,900

    Chase Manhattan Corporation...........    45,700      3,450,350

    Equitable Companies, Inc. ............    37,000      2,770,375

    Franklin Resources Inc. ..............    52,500      2,835,000

    Household International, Inc. ........    77,600      3,860,600

    Merrill Lynch and Company Inc. .......    62,560      5,771,160

    Providian Financial Corporation.......    24,800      1,948,350
                                                       ------------
                                                         25,101,735
  FOOD CHAINS - 2.6%
    Kroger Company........................   16,500   $    707,438

    Safeway, Inc.+........................   78,100      3,177,694
                                                      ------------
                                                         3,885,132

  HEALTH MAINTENANCE ORGANIZATION - 2.3%
    United Healthcare Corporation.........   55,800      3,543,300
                                                      ------------

  INFORMATION PROCESSING - 3.7%
    HBO and Company.......................  157,200      5,541,300
                                                      ------------

  INSURANCE - 2.3%
    Travelers Group, Inc. ................   56,400      3,419,250
                                                      ------------

  MEDIA & ENTERTAINMENT - 2.0%
    Time Warner Inc. .....................   35,800      3,058,663
                                                      ------------

  OFFICE SUPPLIES - 1.7%
    Staples, Inc.+........................   87,600      2,534,925
                                                      ------------

  PERSONEL PLACEMENT - 1.6%
    Robert Half International Inc.+.......   43,300      2,419,388
                                                      ------------

  SEMICONDUCTORS AND EQUIPMENT - 2.4%
    Applied Materials Inc.+...............  122,500      3,613,750
                                                      ------------

  TELECOMMUNICATIONS - 2.0%
    ADC Telecommunication Inc. ...........   41,900      1,530,659

    Comcast Corporation, Class A..........   38,100      1,546,622
                                                      ------------
                                                         3,077,281

    TOTAL COMMON STOCKS
    (Cost $125,766,101)                                 147,227,176
                                                       ------------
    TOTAL INVESTMENTS
    (COST $125,766,101*) - 97.7%                       $147,227,176
    OTHER ASSETS AND LIABILITIES - 2.3%                   3,433,697
                                                       ------------
    NET ASSETS - 100.0%                                $150,660,873
                                                       ============

*Aggregate cost for Federal tax purposes.

+Non-income producing security.

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                     GROWTH & INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                                          VALUE
                                            SHARES       (NOTE 2)
                                          ----------   ------------

COMMON STOCKS - 78.0%
  AEROSPACE AND DEFENSE - 0.5%
    EVI Inc.+...........................      32,500   $  1,206,562
                                                       ------------

  AIRLINES - 0.8%
    Northwest Airlines Corporation......      45,000      1,735,313
                                                       ------------

  AUTOMOTIVE - 1.2%
    Ford Motor Company..................      45,000      2,655,000
                                                       ------------

  BANKING AND FINANCE - 9.6%
    American General Corporation+.......      30,000      2,135,625

    AmSouth Bancorporation..............      41,250      1,621,641

    Australia & New Zealand Banking
      Group Ltd. .......................     131,000        905,886

    Bear Stearns Companies Inc. ........      40,000      2,275,000

    Compass Bancshares Inc. ............      45,000      2,030,625

    Finova Group Inc. ..................      20,000      1,132,500

    Healthcare Financial Partners
      Inc. .............................     100,000      4,900,000

    Independence Community Bank
      Corporation.......................      50,000        850,000

    Mellon Bank Corporation.............      32,500      2,262,813

    Merrill Lynch and Company Inc.......      23,000      2,121,750

    Southern Pacific Funding
      Corporation.......................     115,000      1,804,063
                                                       ------------
                                                         22,039,903

  BIOPHARMACEUTICALS - 0.7%
    Millenium Pharmaceuticals+..........     118,000      1,666,750
                                                       ------------

  BROADCASTING - 0.6%
    King World Productions Inc. ........      54,000      1,377,000
                                                       ------------

  BUSINESS SERVICES - 1.4%
    Cendant Corporation.................      85,000      1,774,375

    EMC Corporation.....................      32,000      1,434,000
                                                       ------------
                                                          3,208,375

  CHEMICALS AND ALLIED PRODUCTS - 1.6%
    Crompton & Knowles Corporation......      35,000        881,562

    E. I. du Pont de Nemours and
      Company...........................      22,500      1,679,063

    W.R. Grace & Company................      62,500      1,066,406
                                                       ------------
                                                          3,627,031

  COMMUNICATION - 7.1%
    Communications Satellite
      Corporation.......................      70,000      1,981,875

    Frontier Corporation................      65,000      2,047,500

    GTE Corporation.....................      20,000      1,112,500

    MediaOne Group Inc. ................      70,000      3,075,625

    Metrocall Inc. .....................      75,000        454,688

    Metromedia Fiber Network Inc. ......      40,000      1,865,000

    Nextel Communications Inc. .........      65,000      1,616,875

    Paging Network Inc. ................     120,000      1,680,000

    Sprint Corporation..................      35,000      2,467,500
                                                       ------------
                                                         16,301,563

  COMPUTER INDUSTRY - 5.0%
    Computer Associates International
      Inc. .............................      25,000      1,389,063

    Filenet Corporation+................      76,000      2,194,500

    Intel Corporation...................      30,000      2,223,750

    Intersolv+..........................     125,000      2,007,813

    MicroStrategy Inc. .................      37,300      1,053,725

    SunGard Data Systems Inc. ..........      49,500      1,899,562

    System Software Associates Inc.+....      90,000        641,250
                                                       ------------
                                                         11,409,663

  CONSUMER DURABLES - 2.7%
    Compuware Corporation+..............      20,000      1,022,500

    Oakwood Homes Corporation...........      85,000      2,550,000

    Shaw Industries Inc. ...............     150,000      2,643,750
                                                       ------------
                                                          6,216,250

  CONSUMER PRODUCTS - 1.4%
    Fruit of the Loom Inc. .............      50,000   $  1,662,500

    Ocular Sciences Inc.................      50,000      1,625,000
                                                       ------------
                                                          3,287,500

  ENERGY - 0.9%
    Williams Companies Inc.+............      57,500      1,940,625
                                                       ------------

  FISHING AND HUNTING - 1.4%
    Alliant Techsystems Inc.+...........      34,000      2,150,500

    Zapata Corporation..................     115,000      1,135,625
                                                       ------------
                                                          3,286,125

  FOOD AND BEVERAGES - 0.9%
    Cadbury Schweppes Plc...............      71,500      1,107,282

    US Foodservice+.....................      30,000      1,051,875
                                                       ------------
                                                          2,159,157

  HEALTH CARE SERVICES - 5.4%
    Beverly Enterprises Inc.+...........     112,500      1,553,906

    Columbia/HCA Healthcare
      Corporation.......................      65,000      1,893,125

    Genzyme Corporation+................      40,000      1,022,500

    PhyCor Inc. ........................     105,000      1,739,063

    Sunrise Assisted Living Inc. .......      95,000      3,265,625

    United Healthcare Corporation.......      45,000      2,857,500
                                                       ------------
                                                         12,331,719

  HOTELS AND RESTAURANTS - 0.6%
    Canadian Hotel Income Properties....     175,000      1,427,067
                                                       ------------

  INSURANCE - 1.0%
    Hartford Life, Class A..............      20,000      1,138,750

    Marsh & McLennan Companies Inc......      18,750      1,133,203
                                                       ------------
                                                          2,271,953

  MEDICAL PRODUCTS AND SERVICES - 1.2%
    BMJ Medical Management Inc. ........     100,000        450,000

    Sabratek Corporation................     102,000      2,320,500
                                                       ------------
                                                          2,770,500

  NETWORK SOFTWARE - 2.2%
    FORE Systems Inc. ..................     120,000      3,180,000

    Macromedia Inc. ....................     100,000      1,868,750
                                                       ------------
                                                          5,048,750

  OIL AND GAS - 4.6%
    BJ Services Company.................      60,000      1,743,750

    Burlington Resources Inc. ..........      50,000      2,153,125

    Input/Output Inc. ..................      90,000      1,603,125

    Nordic American Tanker Shipping.....      90,000      1,355,625

    Pioneer Natural Resources Company...      90,000      2,148,750

    Superior Energy Services Inc. ......     305,000      1,544,063
                                                       ------------
                                                         10,548,438

  OTHER - 0.7%
    Walter Industries Inc.+.............      85,000      1,609,687
                                                       ------------

  PHARMACEUTICALS - 2.3%
    ALZA Corporation+...................      40,000      1,730,000

    Dusa Pharmaceuticals Inc.+..........      65,600        446,900

    Incyte Pharmaceuticals Inc. ........      45,000      1,535,625

    Monsanto Company....................      27,500      1,536,563
                                                       ------------
                                                          5,249,088

  POLLUTION CONTROL - 1.0%
    Waste Management Inc. ..............      62,000      2,170,000
                                                       ------------

  REAL ESTATE - 1.3%
    Capital Automotive REIT.............     130,000      1,844,375

    Equity One Inc. ....................      70,000        717,500

    FBR Asset Investment Corporation+...      25,000        450,000
                                                       ------------
                                                          3,011,875

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                     GROWTH & INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                                          VALUE
                                            SHARES       (NOTE 2)
                                          ----------   ------------

COMMON STOCKS (CONTINUED)
  RETAIL - 8.6%
    BJ's Wholesale Club Inc. ...........      50,000   $  2,031,250

    CompUSA Inc. .......................      64,000      1,156,000

    Dayton Hudson Corporation...........      45,000      2,182,500

    Dress Barn Inc.+....................      85,900      2,136,762

    Egghead Inc.+.......................     145,000      1,223,437

    Genesis Direct Inc. ................      95,000      1,056,875

    Kmart Corporation...................     100,000      1,912,500

    Nike Inc. ..........................      57,500      2,799,531

    PETsMart Inc. ......................     135,000      1,350,000

    Pier 1 Imports Inc. ................      80,000      1,910,000

    Value City Department Store Inc. ...     100,000      2,100,000
                                                       ------------
                                                         19,858,855

  TECHNOLOGY - 3.0%
    Electronics for Imaging Inc. .......     105,000      2,218,125

    General Electric Company............      22,000      2,002,000

    Xylan Corporation...................      91,000      2,712,938
                                                       ------------
                                                          6,933,063

  TELECOMMUNICATIONS - 8.6%
    Ascend Communications Inc. .........      47,500      2,354,219

    Cincinatti Bell Inc. ...............      50,000      1,431,250

    Comcast Corporation.................      65,000      2,638,594

    Cox Communications Inc. ............      55,000      2,664,062

    IDT Corporation.....................      60,000      1,803,750

    Tele-Communications International
      Inc. .............................      80,000      1,607,500

    Tele-Communications TCI Group,
      Class A+..........................      80,000      3,074,983

    Tele-Communications TCI Venture
      Group, Class B+...................      90,000      1,805,642

    Worldcom Inc. ......................      50,000      2,421,875
                                                       ------------
                                                         19,801,875

  TRANSPORTATION - 1.1%
    Genesee & Wyoming Inc., Class A+....      40,000        760,000

    Kansas City Southern Industries
      Inc. .............................      37,500      1,860,937
                                                       ------------
                                                          2,620,937

  UTILITY - 0.6%
    Southern Company....................      50,000      1,384,375
                                                       ------------

    TOTAL COMMON STOCKS                                 179,154,999
    (Cost $163,415,932)                                -------------

PREFERRED STOCKS - 9.5%
  AIRLINES - 1.5%
    Trans World Airlines+...............      22,000      1,683,000

    Trans World Airlines**..............      37,000      1,452,250

    Trans World Airlines+**.............       5,000        196,250
                                                       ------------
                                                          3,331,500

  BANKING AND FINANCE - 3.0%
    Fleetwood Capital Trust Inc.**......      45,000      2,407,500

    Servico Inc.**......................      50,000      2,375,000

    United Companies Financial
      Corporation.......................      60,000      1,920,000
                                                       ------------
                                                          6,702,500

  COMMUNICATIONS - 2.1%
    CellNet Data Systems, Inc. .........      91,800      2,134,350

    IXC Communications Inc.+**..........       8,000      1,720,000

    Metromedia International Group
      Inc.+.............................      20,000      1,030,000
                                                       ------------
                                                          4,884,350

  CONSUMER GOODS - 0.3%
    Suiza Foods Corporation.............      15,000        731,250
                                                       ------------

  INDUSTRIAL - 1.8%
    Freeport-McMoran Corporation,
      Series A..........................      65,000      1,267,500

    Houston Industries Inc.+............      16,500      1,229,250

    Pioneer Standard Electric Company...      38,000      1,686,250
                                                       ------------
                                                          4,183,000

  METALS AND MINING - 0.4%
    WHX Corporation, Series A...........      20,000   $    970,000
                                                       ------------

  PET FOOD - 0.4%
    Ralston Purina Company+.............      15,250        968,375
                                                       ------------
    TOTAL PREFERRED STOCKS
    (Cost $19,715,117)                                   21,770,975
                                                       ------------

                     EQUI-SELECT SERIES TRUST
                     GROWTH & INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)


                                          PRINCIPAL       VALUE
                                            AMOUNT       (NOTE 2)
                                          ----------   ------------
CONVERTIBLE BONDS - 4.9%
  COMPUTER INDUSTRY - 1.8%
    Amkor Technology Inc., 5.750% due
      05/01/2003........................  $  500,000        463,125

    Quantum Corporation, 7.000% due
      08/01/2004........................   1,000,000        950,000

    System Software Company, 7.000% due
      09/15/2002........................   3,500,000      2,786,875
                                                       ------------
                                                          4,200,000

  HEALTH CARE SERVICES - 0.0%#
    Sunrise Assisted Living Inc., 5.500%
      due 06/15/2002....................     100,000        110,500
                                                       ------------

  INDUSTRIAL - 1.0%
    AMF Bowling Inc., 0.000% due
      05/13/2018........................   2,500,000        634,375

    Halter Marine Group Inc., 4.500% due
      09/15/2004........................   2,000,000      1,617,500
                                                       ------------
                                                          2,251,875

  MEDICAL PRODUCTS AND SERVICES - 0.9%
    Hybridon Inc., 9.000% due
      04/01/2004........................     500,000        275,000

    Sabratek Corporation, 6.000% due
      04/15/2005**......................   2,250,000      1,856,250
                                                       ------------
                                                          2,131,250

  OIL AND GAS - 0.2%
    Key Energy Group Inc., 5.000% due
      09/15/2004........................     500,000        395,625
                                                       ------------

  TELECOMMUNICATIONS - 1.0%
    Tele-Communications International,
      Inc., 4.500% due 02/15/2006.......   2,500,000      2,246,875
                                                       ------------

    TOTAL CONVERTIBLE BONDS (Cost
    $12,362,154)                                         11,336,125
                                                       ------------


CORPORATE BONDS - 1.8%
  CONSUMER GOODS - 0.2%
    Assisted Living Concepts, 6.000% due
      11/01/2002........................     375,000        389,063
                                                       ------------

  FINANCIAL SERVICES - 0.3%
    Alternative Living Services, 5.250%
      due 12/15/2002....................     600,000        666,750
                                                       ------------

  HUMAN SERVICES - 0.4%
    American Retirement Corporation,
      5.750% due 10/01/2002.............   1,000,000        945,000
                                                       ------------

  OIL AND GAS - 0.4%
    Key Energy Group Inc., 5.000% due
      09/15/2004........................   1,250,000        989,063
                                                       ------------

  PERSONEL SERVICES - 0.3%
    Metamor Worldwide Inc., 2.940% due
      08/15/2004........................     700,000        668,500
                                                       ------------

See accompanying notes.

                     EQUI-SELECT SERIES TRUST
                     GROWTH & INCOME PORTFOLIO
                     PORTFOLIO OF INVESTMENTS
                     JUNE 30, 1998 (UNAUDITED)

                                           PRINCIPAL      VALUE
                                            AMOUNT       (NOTE 2)
                                          ----------   ------------

CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS - 0.2%
    P-Communications Inc., Series 144A,
      4.250% due 11/01/2002**...........  $  500,000   $    371,875
                                                       ------------
    TOTAL CORPORATE BONDS
    (Cost $4,045,122)                                     4,030,251
                                                       ------------

                                                          VALUE
                                            SHARES       (NOTE 2)
                                          ----------   ------------
WARRANTS - 0.3%
(COST $232,318)
  BANKING AND FINANCE
    Healthcare Financial Partners
      Inc. .............................      20,000        709,200
                                                       ------------
    TOTAL INVESTMENTS
    (Cost $199,770,643*) - 94.5%                       $217,001,550

    OTHER ASSETS AND LIABILITIES - 5.5%                  12,591,734
                                                       ------------
    NET ASSETS - 100.0%                                $229,593,284
                                                       ============

*Aggregate cost for Federal tax purposes.

**Securities exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registrations to qualified institutional buyers.

#Amount represents less than 0.1%.

+Non-income producing securities.

GLOSSARY OF TERMS
ADR - American Depository Receipt

See accompanying notes.

                      [This page intentionally left blank]

                            EQUI-SELECT SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (UNAUDITED)

                                                                                    MORTGAGE-
                                                                   MONEY             BACKED           INTERNATIONAL
                                                                  MARKET           SECURITIES         FIXED INCOME
                                                                 PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                                ---------------------------------------------------
ASSETS
    Investments in securities, at value(a)..................    $38,944,898        $20,997,487         $14,070,938
    Cash, including foreign currency, at value..............            388                247             888,636
    Receivable for securities sold..........................             --                 --             127,311
    Net unrealized appreciation of foreign currency
      contracts (Note 6)....................................             --                 --              16,310
    Interest receivable.....................................         53,507            152,673             328,371
    Dividends receivable....................................             --                 --                  --
    Receivable for fund shares sold.........................        985,025             18,504                  --
    Receivable from Investment Adviser (Note 3).............            664              5,129               5,628
    Prepaid insurance.......................................            882                882                 882
    Deferred organization costs.............................          3,093              3,093               3,093
    Other assets............................................             --                 --               3,241
                                                                ---------------------------------------------------
      TOTAL ASSETS..........................................     39,988,457         21,178,015          15,444,410

LIABILITIES

    Payable due to custodian................................             --                 --                  --
    Payable for securities purchased........................             --                 --             232,883
    Payable for fund shares repurchased.....................             --                 --                  --
    Payable for audit fees..................................          3,610              3,610               4,610
    Payable for legal fees..................................          5,996              5,994               3,328
    Payable for custody fees................................         11,224              4,478              10,899
    Payable for organizational expense......................             --              4,317               4,317
    Payable to Investment Adviser (Note 3)..................         12,896             15,879              12,939
    Accounts payable and accrued expenses...................         14,353             13,690              14,585
                                                                ---------------------------------------------------
      TOTAL LIABILITIES.....................................         48,079             47,968             283,561
                                                                ---------------------------------------------------
      NET ASSETS............................................    $39,940,378        $21,130,047         $15,160,849
                                                                ===================================================

NET ASSETS CONSIST OF:

    Paid-in Capital (Note 5)................................    $39,946,571        $20,227,123         $14,932,261
    Undistributed net investment income (accumulated net
      investment loss) (Note 2).............................             --            561,327             232,534
    Accumulated net realized gain (loss) on investments and
      foreign currency transactions.........................         (6,193)           106,801            (130,098)
    Net unrealized appreciation (depreciation) of:
      Investments...........................................             --            234,796              26,637
      Foreign currency transactions.........................             --                 --              99,515
                                                                ---------------------------------------------------
      NET ASSETS............................................    $39,940,378        $21,130,047         $15,160,849
                                                                ===================================================

NET ASSET VALUE PER SHARE

    Offering and redemption price per share (based on shares
      of beneficial interest outstanding)...................    $      1.00        $     11.17         $     10.71
    Total share outstanding at end of period................     39,946,571          1,891,861           1,415,270

    (a) Investments in securities, at cost..................    $38,944,898        $20,762,691         $14,044,301

See accompanying notes.

                                       TOTAL                       VALUE +        GROWTH &
          OTC          RESEARCH        RETURN       ADVANTAGE       GROWTH         INCOME
       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
      --------------------------------------------------------------------------------------
      $196,106,821   $420,911,822   $325,489,751   $21,301,346   $147,227,176   $217,001,550
            62,288        119,840        382,400            --      3,910,443     16,231,915
           244,581      1,771,349        199,622       173,893      4,690,630        765,790
                --             --             --            --             --             --
                --             --      1,867,807            --         48,381        449,898
            31,079        346,394        386,281            --         41,774        156,479
           558,231      1,771,924      1,693,861            --        661,817      1,084,155
                --             --             --        14,677             --             --
               882            882            796           882            882            882
             3,093          3,093          3,032         3,093          4,196          4,197
                --             --             --         7,615             --             --
      --------------------------------------------------------------------------------------
       197,006,975    424,925,304    330,023,550    21,501,506    156,585,299    235,694,866

                --             --             --         7,787             --             --
         6,312,175        888,834     11,684,844            --      5,756,001      5,809,562
                --             --        116,705         4,189              8              6
             9,610         19,610         10,767         3,610          7,125         11,125
             7,995          7,328          7,417         5,995          7,001          5,335
             6,114         18,723          9,932        10,176          7,837          9,969
                --          4,317             --         4,317          6,479          4,459
           115,944        239,193        210,646        14,056        106,879        166,392
            74,398        188,934         92,085        12,172         33,096         94,734
      --------------------------------------------------------------------------------------
         6,526,236      1,366,939     12,132,396        62,302      5,924,426      6,101,582
      --------------------------------------------------------------------------------------
      $190,480,739   $423,558,365   $317,891,154   $21,439,204   $150,660,873   $229,593,284
      ======================================================================================

      $159,363,885   $349,899,342   $282,035,183   $20,688,158   $129,648,030   $203,440,897
          (452,232)       422,585      4,640,514       758,149       (240,338)       968,827
        21,113,991     15,488,528     10,054,567       (17,813)      (207,894)     7,841,630
        10,455,095     57,724,072     21,164,316        10,710     21,461,075     17,230,907
                --         23,838         (3,426)           --             --        111,023
      --------------------------------------------------------------------------------------
      $190,480,739   $423,558,365   $317,891,154   $21,439,204   $150,660,873   $229,593,284
      ======================================================================================

      $      18.53   $      21.08   $      16.59   $     10.82   $      15.53   $      15.90
        10,278,119     20,095,911     19,161,094     1,982,013      9,699,906     14,439,303

      $185,651,726   $363,187,750   $304,325,435   $21,290,636   $125,766,101   $199,770,643

                            EQUI-SELECT SERIES TRUST
                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                                                      MORTGAGE-
                                                                  MONEY                 BACKED              INTERNATIONAL
                                                                  MARKET              SECURITIES            FIXED INCOME
                                                                PORTFOLIO             PORTFOLIO               PORTFOLIO
INVESTMENT INCOME                                               ---------------------------------------------------------
    Interest income.........................................    $1,045,672             $664,252               $ 352,941
    Dividend income.........................................            --                   --                      --
    Foreign taxes withheld..................................            --                   --                  (2,240)
                                                                ---------------------------------------------------------
    TOTAL INVESTMENT INCOME.................................     1,045,672              664,252                 350,701

EXPENSES

    Investment Adviser fee (Note 3).........................        69,933               75,303                  55,807
    Administration fee......................................         9,292                4,966                   6,246
    Audit fee...............................................         5,441                5,441                   6,442
    Custodian fees and expenses.............................         7,127                8,759                  19,597
    Trustee's fees (Note 3).................................         1,305                1,305                   4,205
    Legal fee...............................................         2,847                2,847                   2,847
    Insurance expenses......................................         1,734                1,734                   1,734
    Transfer agent expense..................................         2,121                1,727                   2,579
    Amortization of organization expense....................         1,225                1,225                   1,225
    Miscellaneous expense...................................           850                  850                   2,590
                                                                ---------------------------------------------------------
    TOTAL EXPENSES..........................................       101,875              104,157                 103,272
                                                                ---------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)..........................       943,797              560,095                 247,429

NET REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS AND FOREIGN CURRENCY

    Net realized gain (loss) on:
      Investments...........................................        (1,435)             124,767                  39,393
      Foreign currency transactions.........................            --                   --                (163,048)
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................            --             (102,922)                148,384
      Foreign currency translations.........................            --                   --                 107,398
                                                                ---------------------------------------------------------
    NET REALIZED AND UNREALIZED GAIN (LOSS).................        (1,435)              21,845                 132,127
                                                                ---------------------------------------------------------

    NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS...............................    $  942,362             $581,940               $ 379,556
                                                                =========================================================

See accompanying notes.

                                     TOTAL                    VALUE +      GROWTH &
          OTC        RESEARCH       RETURN      ADVANTAGE     GROWTH        INCOME
       PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
      -------------------------------------------------------------------------------
      $   139,545   $   401,718   $ 3,521,686   $611,295    $   129,105   $   838,941
          124,977     1,516,775     1,420,936         --        246,839     1,155,406
               --       (10,942)           --         --             --        (3,389)
      -------------------------------------------------------------------------------
          264,522     1,907,551     4,942,622    611,295        375,944     1,990,958

          587,014     1,245,852       956,940     50,305        531,830       852,636
           36,358        80,158        59,280      4,977         27,750        44,710
           11,441        21,441        17,441      5,441          8,956        12,956
           14,678        23,678        29,678      8,759         12,678        21,678
            6,305         9,305         9,303      1,305          4,518         5,518
            4,847         6,847         4,847      2,847          3,854         4,854
            1,734         1,734         1,734      1,734          2,233         1,734
            4,601         4,733         4,733      2,067          5,452         5,890
            1,225         1,225         1,225      1,225            757           757
           48,551       146,588        54,550        850         18,254        71,398
      -------------------------------------------------------------------------------
          716,754     1,541,561     1,139,731     79,510        616,282     1,022,131
      -------------------------------------------------------------------------------
         (452,232)      365,990     3,802,891    531,785       (240,338)      968,827

       18,905,474    13,216,408     7,968,767    (11,967)     1,388,291     6,913,833
               --       (24,784)         (540)        --             --           (77)
        2,307,700    34,779,754     5,442,759     23,079     16,716,661     7,104,816
               --        51,080        (4,370)        --             --        49,340
      -------------------------------------------------------------------------------
       21,213,174    48,022,458    13,406,616     11,112     18,104,952    14,067,912
      -------------------------------------------------------------------------------

      $20,760,942   $48,388,448   $17,209,507   $542,897    $17,864,614   $15,036,739
      ===============================================================================

                            EQUI-SELECT SERIES TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE YEAR ENDED DECEMBER 31, 1997

                                                                                     MORTGAGE-
                                                                 MONEY                BACKED              INTERNATIONAL
                                                                MARKET              SECURITIES            FIXED INCOME
                                                               PORTFOLIO             PORTFOLIO              PORTFOLIO
                                                              ---------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
  FOR THE SIX MONTHS ENDED JUNE 30, 1998 (Unaudited)

    Net investment income (loss)............................  $   943,797           $   560,095            $   247,429
    Net realized gain (loss) on:
      Investments...........................................       (1,435)              124,767                 39,393
      Foreign currency transaction..........................           --                    --               (163,048)
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................           --              (102,922)               148,384
      Foreign currency translations.........................           --                    --                107,398
                                                              ---------------------------------------------------------
         Net increase in net assets resulting from
           operations.......................................      942,362               581,940                379,556

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................     (943,797)                   --                     --
  FUND SHARE TRANSACTIONS (Note 5)..........................    4,347,446             2,980,630              2,648,265
                                                              ---------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS..............................    4,346,011             3,562,570              3,027,821

NET ASSETS:
    Beginning of year.......................................   35,594,367            17,567,477             12,133,028
                                                              ---------------------------------------------------------
    END OF PERIOD(a)........................................  $39,940,378           $21,130,047            $15,160,849
                                                              =========================================================

(a) Including undistributed net investment income (loss)....  $        --           $   561,327            $   232,534
                                                              =========================================================

INCREASE IN NET ASSETS FROM OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 1997

    Net investment income (loss)............................  $ 1,634,516           $   783,992            $   491,341
    Net realized gain (loss) on:
      Investments...........................................       (4,758)              (17,042)               (43,206)
      Foreign currency transaction..........................           --                    --                 38,612
    Change in unrealized appreciation (depreciation) of:
      Investments...........................................           --               218,071               (399,604)
      Foreign currency translations.........................           --                    --                  3,144
                                                              ---------------------------------------------------------
         Net increase in net assets resulting from
           operations.......................................    1,629,758               985,021                 90,287

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................   (1,634,516)             (783,416)              (527,603)
    Distributions from net realized gain on investments.....           --                    --                (18,155)
    Distributions in excess of net realized gain on
      investments and foreign currency transactions.........           --                    --                (65,902)
  FUND SHARE TRANSACTIONS (Note 5)..........................   16,446,793             6,228,184              1,907,620
                                                              ---------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS..............................   16,442,035             6,429,789              1,386,247

NET ASSETS:
    Beginning of period.....................................   19,152,332            11,137,688             10,746,781
                                                              ---------------------------------------------------------
    END OF YEAR(a)..........................................  $35,594,367           $17,567,477            $12,133,028
                                                              =========================================================

(a) Including undistributed net investment income
    (distributions in excess of net investment income)......  $        --           $     1,232            $   (14,895)
                                                              =========================================================

See accompanying notes.

                                       TOTAL                       VALUE +        GROWTH &
          OTC          RESEARCH        RETURN       ADVANTAGE       GROWTH         INCOME
       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
      --------------------------------------------------------------------------------------

      $   (452,232)  $    365,990   $  3,802,891   $   531,785   $   (240,338)  $    968,827
        18,905,474     13,216,408      7,968,767       (11,967)     1,388,291      6,913,833
                --        (24,784)          (540)           --             --            (77)
         2,307,700     34,779,754      5,442,759        23,079     16,716,661      7,104,816
                --         51,080         (4,370)           --             --         49,340
      --------------------------------------------------------------------------------------
        20,760,942     48,388,448     17,209,507       542,897     17,864,614     15,036,739

                --             --             --            --             --             --
        59,439,632    135,055,388    124,785,108     3,038,497     52,740,023     80,695,426
      --------------------------------------------------------------------------------------
        80,200,574    183,443,836    141,994,615     3,581,394     70,604,637     95,732,165

       110,280,165    240,114,529    175,896,539    17,857,810     80,056,236    133,861,119
      --------------------------------------------------------------------------------------
      $190,480,739   $423,558,365   $317,891,154   $21,439,204   $150,660,873   $229,593,284
      ======================================================================================

      $   (452,232)  $    422,585   $  4,640,514   $   758,149   $   (240,338)  $    968,827
      ======================================================================================

      $   (339,931)  $    387,816   $  3,600,021   $ 1,005,173   $   (231,357)  $  1,030,474
         6,780,268      8,560,438      4,883,900        (8,561)    (1,483,576)    10,048,777
              (222)        (5,156)        (4,468)           --             --             --
         7,014,867     15,925,334     11,534,974       (11,335)     2,941,921      6,532,632
                --        (27,765)           991            --             --         61,683
      --------------------------------------------------------------------------------------
        13,454,982     24,840,667     20,015,418       985,277      1,226,988     17,673,566

                --       (325,992)    (2,759,357)     (780,582)            --       (954,239)
        (4,604,698)    (7,116,667)    (3,063,811)       (2,783)       (17,323)    (9,673,157)
                --             --             --            --             --             --
        58,108,301    147,537,679    104,402,326     3,167,308     59,124,707     84,414,141
      --------------------------------------------------------------------------------------
        66,958,585    164,935,687    118,594,576     3,369,220     60,334,372     91,460,311

        43,321,580     75,178,842     57,301,963    14,488,590     19,721,864     42,400,808
      --------------------------------------------------------------------------------------
      $110,280,165   $240,114,529   $175,896,539   $17,857,810   $ 80,056,236   $133,861,119
      ======================================================================================

                     $         --   $     56,595   $   837,623   $    226,364   $         --
      ======================================================================================

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                            MONEY MARKET PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                         Six Months
                                                            Ended
                                                          06/30/98     Year Ended    Year Ended    Year Ended   Period Ended
                                                         (Unaudited)    12/31/97      12/31/96      12/31/95     12/31/94*
                                                         -----------   -----------   -----------   ----------   ------------
Net asset value, beginning of period...................       $1.00         $1.00         $1.00        $1.00         $1.00
                                                         -----------   -----------   -----------   ----------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)...............................        0.02          0.05          0.05         0.05          0.01
Net realized and unrealized gain on investments........          --            --            --           --            --
                                                         -----------   -----------   -----------   ----------     --------
Total from investment operations.......................        0.02          0.05          0.05         0.05          0.01
                                                         -----------   -----------   -----------   ----------     --------
LESS DISTRIBUTIONS:
Distributions from net investment income...............       (0.02)        (0.05)        (0.05)       (0.05)        (0.01)
Net capital gains distributions........................          --            --            --           --            --
                                                         -----------   -----------   -----------   ----------     --------
Total distributions....................................       (0.02)        (0.05)        (0.05)       (0.05)        (0.01)
                                                         -----------   -----------   -----------   ----------     --------
Net asset value, end of period.........................       $1.00         $1.00         $1.00        $1.00         $1.00
                                                         ===========   ===========   ===========   ==========     ========
Total Return(2)........................................       2.52%         5.02%         4.84%        5.19%         1.06%
                                                         ===========   ===========   ===========   ==========     ========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period..............................  $39,940,378   $35,594,367   $19,152,332   $5,742,264     $446,684
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3).............................       0.55%         0.68%         0.68%        0.72%         0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3).............................       0.55%         0.71%         1.11%        2.59%        23.22%
Ratio of net investment income to average net
  assets(3)............................................       5.06%         5.06%         4.76%        5.11%         4.66%
Net investment income (loss) (without
  reimbursement)(1)(3).................................       $0.02         $0.05         $0.04        $0.04        ($0.03)

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** On January 2, 1998, ING Investment Management, LLC assumed the investment management duties of the Portfolio.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                     MORTGAGE-BACKED SECURITIES PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                        Six Months
                                                           Ended
                                                         06/30/98     Year Ended    Year Ended    Year Ended   Period Ended
                                                        (Unaudited)    12/31/97      12/31/96      12/31/95      12/31/94*
                                                        -----------   -----------   -----------   ----------   -------------
Net asset value, beginning of period..................      $10.85        $10.59        $10.84        $9.90         $10.00
                                                        -----------   -----------   -----------   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)..............................        0.30          0.51          0.58         0.52           0.15
Net realized and unrealized gain (loss) on
  investments.........................................        0.02          0.26         (0.22)        1.05          (0.10)
                                                        -----------   -----------   -----------   ----------    ----------
Total from investment operations......................        0.32          0.77          0.36         1.57           0.05
                                                        -----------   -----------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income..................          --         (0.51)        (0.58)       (0.52)         (0.15)
Net capital gains distributions.......................          --            --         (0.03)       (0.11)            --
                                                        -----------   -----------   -----------   ----------    ----------
Total distributions...................................          --         (0.51)        (0.61)       (0.63)         (0.15)
                                                        -----------   -----------   -----------   ----------    ----------
Net asset value, end of period........................      $11.17        $10.85        $10.59       $10.84          $9.90
                                                        ===========   ===========   ===========   ==========    ==========
Total Return(2).......................................       2.95%         7.25%         3.39%       15.92%          0.50%
                                                        ===========   ===========   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period.............................  $21,130,047   $17,567,477   $11,137,688   $8,655,378    $4,976,609
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3)............................       1.04%         1.25%         1.25%        0.90%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)............................       1.04%         1.49%         1.67%        1.99%          2.43%
Ratio of net investment income to average net
  assets(3)...........................................       5.57%         5.66%         5.69%        6.26%          6.33%
Net investment income (without reimbursement)(1)(3)...       $0.30         $0.49         $0.54        $0.43          $0.11
Portfolio turnover rate(4)............................         28%           27%           19%          34%            52%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** On January 2, 1998, ING Investment Management, LLC assumed the investment management duties of the Portfolio.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                     INTERNATIONAL FIXED INCOME PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                         Six Months
                                                            Ended
                                                          06/30/98     Year Ended    Year Ended    Year Ended   Period Ended
                                                         (Unaudited)    12/31/97      12/31/96      12/31/95     12/31/94*
                                                         -----------   -----------   -----------   ----------   ------------
Net asset value, beginning of period...................      $10.41        $10.88        $11.09       $10.02         $10.00
                                                         -----------   -----------   -----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)...............................        0.17          0.43          0.53         0.41           0.15
Net realized and unrealized gain (loss) on
  investments..........................................        0.13         (0.35)         0.02         1.24          (0.05)
                                                         -----------   -----------   -----------   ----------    ----------
Total from investment operations.......................        0.30          0.08          0.55         1.65           0.10
                                                         -----------   -----------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Distributions from net investment income...............          --         (0.47)        (0.58)       (0.47)         (0.08)
Net capital gains distributions........................          --         (0.02)        (0.18)       (0.11)            --
Distributions in excess of net capital gains...........          --         (0.06)           --           --             --
                                                         -----------   -----------   -----------   ----------    ----------
Total distributions....................................          --         (0.55)        (0.76)       (0.58)         (0.08)
                                                         -----------   -----------   -----------   ----------    ----------
Net asset value, end of period.........................      $10.71        $10.41        $10.88       $11.09         $10.02
                                                         ===========   ===========   ===========   ==========    ==========
Total Return(2)........................................       2.98%         0.64%         5.05%       15.81%          1.01%
                                                         ===========   ===========   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period..............................  $15,160,849   $12,133,028   $10,746,781   $8,556,253    $5,062,830
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3).............................       1.57%         1.60%         1.60%        1.00%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3).............................       1.57%         1.83%         1.94%        2.13%          2.53%
Ratio of net investment income to average net
  assets(3)............................................       3.76%         4.22%         4.73%        5.94%          5.93%
Net investment income (without reimbursement)(1)(3)....       $0.17         $0.41         $0.49        $0.31          $0.10
Portfolio turnover rate(4).............................         32%           69%          113%          89%             6%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** Baring International Investment Limited became the sub-advisor to the Portfolio on May 1, 1998.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                                 OTC PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                         Six Months
                                                           Ended
                                                          06/30/98      Year Ended    Year Ended    Year Ended   Period Ended
                                                        (Unaudited)      12/31/97      12/31/96      12/31/95     12/31/94*
                                                        ------------   ------------   -----------   ----------   ------------
Net asset value, beginning of period..................        $15.82         $13.82       $12.08       $10.36         $10.00
                                                        ------------   ------------   -----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss)(1)..............................         (0.04)         (0.05)       (0.03)       (0.02)            --
Net realized and unrealized gain on investments.......          2.75           2.76         2.52         3.07           0.36
                                                        ------------   ------------   -----------   ----------    ----------
Total from investment operations......................          2.71           2.71         2.49         3.05           0.36
                                                        ------------   ------------   -----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income..................            --             --           --           --             --
Net capital gains distributions.......................            --          (0.71)       (0.75)       (1.33)            --
                                                        ------------   ------------   -----------   ----------    ----------
Total distributions...................................            --          (0.71)       (0.75)       (1.33)            --
                                                        ------------   ------------   -----------   ----------    ----------
Net asset value, end of period........................        $18.53         $15.82       $13.82       $12.08         $10.36
                                                        ============   ============   ===========   ==========    ==========
Total Return(2).......................................        17.13%         19.67%       20.68%       29.23%          3.59%
                                                        ============   ============   ===========   ==========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period.............................  $190,480,739   $110,280,165   $43,321,580   $9,054,622    $1,695,685
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3)............................         0.97%          0.99%        1.35%        1.07%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)............................         0.97%          0.99%        1.35%        2.52%          7.10%
Ratio of net investment income (loss) to average net
  assets(3)...........................................       (0.61)%        (0.44)%      (0.63)%      (0.22)%          0.16%
Net investment (loss) (without reimbursement)(1)(3)...        $(0.04)        $(0.05)      $(0.03)      $(0.10)        $(0.12)
Portfolio turnover rate(4)............................           88%           141%         122%         111%             6%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above. There was no reimbursement of fees for the years ended 1996 and 1997.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                               RESEARCH PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                         Six Months
                                                           Ended
                                                          06/30/98      Year Ended    Year Ended    Year Ended    Period Ended
                                                        (Unaudited)      12/31/97      12/31/96      12/31/95      12/31/94*
                                                        ------------   ------------   -----------   -----------   ------------
Net asset value, beginning of period..................        $17.94         $15.43       $12.88         $9.59         $10.00
                                                        ------------   ------------   -----------   -----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)..............................          0.02           0.03           --          0.03           0.09
Net realized and unrealized gain (loss) on
  investments.........................................          3.12           3.08         3.00          3.48          (0.41)
                                                        ------------   ------------   -----------   -----------    ----------
Total from investment operations......................          3.14           3.11         3.00          3.51          (0.32)
                                                        ------------   ------------   -----------   -----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income..................            --          (0.03)        0.00#        (0.03)         (0.09)
Net capital gains distributions.......................            --          (0.57)       (0.45)        (0.19)            --
                                                        ------------   ------------   -----------   -----------    ----------
Total distributions...................................            --          (0.60)       (0.45)        (0.22)         (0.09)
                                                        ------------   ------------   -----------   -----------    ----------
Net asset value, end of period........................        $21.08         $17.94       $15.43        $12.88          $9.59
                                                        ============   ============   ===========   ===========    ==========
Total Return(2).......................................        17.50%         20.12%       23.37%        36.58%         (3.22)%
                                                        ============   ============   ===========   ===========    ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period.............................  $423,558,365   $240,114,529   $75,178,842   $16,185,802    $1,626,521
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3)............................         0.95%          0.96%        1.31%         1.12%          0.75%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)............................         0.95%          0.96%        1.31%         2.48%          7.48%
Ratio of net investment income to average net
  assets(3)...........................................         0.23%          0.26%        0.05%         0.58%          4.65%
Net investment income (loss) (without
  reimbursement)(1)(3)................................         $0.02          $0.03           --        $(0.04)        $(0.04)
Portfolio turnover rate(4)............................           35%            80%          68%           83%            85%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above. There was no reimbursement of fees for the years ended 1996 and 1997.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
#   Amount is less than $0.003 per share.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                             TOTAL RETURN PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                      Six Months
                                                        Ended
                                                       06/30/98      Year Ended    Year Ended     Year Ended     Period Ended
                                                     (Unaudited)      12/31/97      12/31/96       12/31/95        12/31/94*
                                                     ------------   ------------   -----------   -------------   -------------
Net asset value, beginning of period...............        $15.36         $13.15       $11.90           $9.76         $10.00
                                                     ------------   ------------   -----------    -----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)...........................          0.17           0.32         0.26            0.21           0.09
Net realized and unrealized gain (loss) on
  investments......................................          1.06           2.42         1.37            2.19          (0.24)
                                                     ------------   ------------   -----------    -----------     ----------
Total from investment operations...................          1.23           2.74         1.63            2.40          (0.15)
                                                     ------------   ------------   -----------    -----------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income...............            --          (0.25)       (0.26)          (0.21)         (0.09)
Net capital gains distributions....................            --          (0.28)       (0.12)          (0.05)            --
                                                     ------------   ------------   -----------    -----------     ----------
Total distributions................................            --          (0.53)       (0.38)          (0.26)         (0.09)
                                                     ------------   ------------   -----------    -----------     ----------
Net asset value, end of year.......................        $16.59         $15.36       $13.15          $11.90          $9.76
                                                     ============   ============   ===========    ===========     ==========
Total return(2)....................................         8.01%         20.89%       13.70%          24.51%        (1.47)%
                                                     ============   ============   ===========    ===========     ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period..........................  $317,891,154   $175,896,539   $57,301,963    $15,502,907     $1,298,365
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3).........................         0.95%          0.97%        1.25%           1.11%          0.75%
Ratio of operating expenses (without reimbursement)
  to average net assets(1)(3)......................         0.95%          0.97%        1.25%           2.36%          8.31%
Ratio of net investment income to average net
  assets(3)........................................         3.17%          3.31%        3.29%           3.88%          4.58%
Net investment income (loss)
  (without reimbursement)(3).......................         $0.17          $0.32        $0.26           $0.14         $(0.06)
Portfolio turnover rate(4).........................           51%            98%         131%             89%            45%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above. There was no reimbursement of fees for the years ended 1996 and 1997.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                             ADVANTAGE PORTFOLIO**
    (For a share of beneficial interest outstanding throughout each period)

                                                       Six Months
                                                          Ended
                                                        06/30/98     Year Ended    Year Ended    Year Ended    Period Ended
                                                       (Unaudited)    12/31/97      12/31/96      12/31/95       12/31/94*
                                                       -----------   -----------   -----------   -----------   -------------
Net asset value, beginning of period.................      $10.53        $10.41        $10.18         $9.98         $10.00
                                                       -----------   -----------   -----------   ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1).............................        0.25          0.61          0.40          0.71           0.12
Net realized and unrealized gain (loss) on
  investments........................................        0.04         (0.01)         0.22          0.20          (0.02)
                                                       -----------   -----------   -----------   ----------     ----------
Total from investment operations.....................        0.29          0.60          0.62          0.91           0.10
                                                       -----------   -----------   -----------   ----------     ----------
LESS DISTRIBUTIONS:
Distributions from net investment income.............          --         (0.48)        (0.38)        (0.71)         (0.12)
Net capital gains distributions......................          --            --         (0.01)           --             --
                                                       -----------   -----------   -----------   ----------     ----------
Total distributions..................................          --         (0.48)        (0.39)        (0.71)         (0.12)
                                                       -----------   -----------   -----------   ----------     ----------
Net asset value, end of period.......................      $10.82        $10.53        $10.41        $10.18          $9.98
                                                       ===========   ===========   ===========   ==========     ==========
Total Return(2)......................................       2.85%         5.71%         6.06%         9.18%          0.99%
                                                       ===========   ===========   ===========   ==========     ==========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period............................  $21,439,204   $17,857,810   $14,488,590   $5,990,065     $3,449,166
Ratio of operating expenses (with reimbursement) to
  average net assets(1)(3)...........................       0.79%         0.80%         0.80%         0.77%          0.75%
Ratio of operating expenses (without reimbursement)
  to average net assets(1)(3)........................       0.79%         1.11%         1.55%         2.13%          3.06%
Ratio of net investment income to average net
  assets(3)..........................................       5.28%         5.79%         5.86%         8.56%          5.32%
Net investment income (without
  reimbursement)(1)(3)...............................       $0.25         $0.58         $0.35         $0.60          $0.07
Portfolio turnover rate(4)...........................         13%          116%           85%          166%            94%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.
** On January 2, 1998, ING Investment Management, LLC assumed the investment management duties of the Portfolio.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                                 VALUE + GROWTH
    (For a share of beneficial interest outstanding throughout each period)

                                                               Six Months
                                                                 Ended
                                                                06/30/98     Year Ended    Period Ended
                                                              (Unaudited)     12/31/97       12/31/96*
                                                              ------------   -----------   -------------
Net asset value, beginning of period........................        $13.22       $11.43          $10.00
                                                              ------------   -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment (loss)(1)....................................         (0.02)       (0.04)          (0.04)
Net realized and unrealized gain on investments.............          2.33         1.83            1.59
                                                              ------------   -----------    -----------
Total from investment operations............................          2.31         1.79            1.55
                                                              ------------   -----------    -----------
LESS DISTRIBUTIONS:
Dividends from net investment income........................            --           --              --
Net capital gains distributions.............................            --           --           (0.12)
                                                              ------------   -----------    -----------
Total distributions.........................................            --           --           (0.12)
                                                              ------------   -----------    -----------
Net asset value, end of period..............................        $15.53       $13.22          $11.43
                                                              ============   ===========    ===========
Total Return(2).............................................        17.47%       15.69%          15.49%
                                                              ============   ===========    ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $150,660,873   $80,056,236    $19,721,864
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         1.10%        1.20%           1.70%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         1.10%        1.20%           1.90%
Ratio of net investment (loss) to average net assets(3).....       (0.43)%       (0.50)%         (0.90)%
Net investment (loss) (without reimbursement)(1)(3).........        $(0.02)      $(0.04)         $(0.05)
Portfolio turnover rate(4)..................................           91%         224%            143%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above. There was no reimbursement of fees for the year ended 1997.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST
                              FINANCIAL HIGHLIGHTS
                           GROWTH & INCOME PORTFOLIO
    (For a share of beneficial interest outstanding throughout each period)

                                                               Six Months
                                                                 Ended
                                                                06/30/98      Year Ended    Period Ended
                                                              (Unaudited)      12/31/97       12/31/96*
                                                              ------------   ------------   -------------
Net asset value, beginning of period........................        $14.47         $12.59         $10.00
                                                              ------------   ------------    -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)....................................          0.07           0.13           0.02
Net realized and unrealized gain on investments.............          1.36           3.02           2.61
                                                              ------------   ------------    -----------
Total from investment operations............................          1.43           3.15           2.63
                                                              ------------   ------------    -----------
LESS DISTRIBUTIONS:
Dividends from net investment income........................            --          (0.11)         (0.02)
Net capital gains distributions.............................            --          (1.16)         (0.02)
                                                              ------------   ------------    -----------
Total distributions.........................................            --          (1.27)         (0.04)
                                                              ------------   ------------    -----------
Net asset value, end of period..............................        $15.90         $14.47         $12.59
                                                              ============   ============    ===========
Total Return(2).............................................         9.88%         25.15%         26.19%
                                                              ============   ============    ===========
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period...................................  $229,593,284   $133,861,119    $42,400,808
Ratio of operating expenses (with reimbursement) to average
  net assets(1)(3)..........................................         1.13%          1.12%          1.64%
Ratio of operating expenses (without reimbursement) to
  average net assets(1)(3)..................................         1.13%          1.12%          1.64%
Ratio of net investment income to average net assets(3).....         1.07%          1.23%          0.38%
Net investment income (without reimbursement)(1)(3).........         $0.07          $0.13          $0.02
Portfolio turnover rate(4)..................................          104%           227%           115%

---------------

(1) Prior to January 1, 1998, net investment income is after reimbursement of certain fees and expenses by the Advisor (See Note 3 to the financial statements). Had the Advisor not undertaken to reimburse expenses related to the Portfolio, net investment income (loss) per share and ratio of operating expenses to average net assets would have been as noted above. There was no reimbursement of fees for the years ended 1996 and 1997.
(2) Total return figures are not annualized for periods less than one year. Total returns do not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.

* For the period April 1, 1996 (commencement of investment operations) through December 31, 1996.

See accompanying notes.

                            EQUI-SELECT SERIES TRUST

                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

NOTE 1 - ORGANIZATION
Equi-Select Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is managed by Directed Services, Inc. ("DSI"), which is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"). Equitable of Iowa became a wholly owned subsidiary of ING Groep, N.V. ("ING") on October 24, 1997. The Trust was organized as a Massachusetts business trust on May 11, 1994, and offers nine portfolios, each having differing investment objectives and policies: Money Market Portfolio, Mortgage-Backed Securities Portfolio, International Fixed Income Portfolio, OTC Portfolio, Research Portfolio, Total Return Portfolio, Advantage Portfolio, Value + Growth Portfolio and Growth & Income Portfolio (each a "Portfolio" or, collectively, "the Portfolios"). On September 15, 1994, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 10,000 shares for the Money Market Portfolio and 1,000 shares for each of the other Portfolios other than the Value + Growth Portfolio and the Growth & Income Portfolio. On March 28, 1996, Equitable Life Insurance Company of Iowa made the initial purchase of shares of beneficial interest in the amount of 1,000 shares for the Value + Growth Portfolio and 1,000 shares for the Growth & Income Portfolio. The shares of the Trust are sold to certain life insurance companies' separate accounts to fund the benefits under variable annuity and variable life contracts issued by such life insurance companies, including Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company. All Portfolios (except the Value + Growth and the Growth & Income Portfolios) began investment operations on October 4, 1994 and the Value + Growth and the Growth & Income Portfolios began investment operations on April 1, 1996.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles may require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - For all Portfolios except the Money Market Portfolio, portfolio securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last reported sale price on the principle exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included on NASDAQ, at a bid price. Debt securities, including zero-coupon securities, and certain foreign securities are valued by a pricing service. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trustees, or by an individual acting under the direction of the Trustees. Prices for securities primarily traded in foreign markets are expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities, including all securities in the Money Market Portfolio and debt securities with a remaining maturity of 60 days or less, are valued at their amortized cost, which approximates market value.

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which is at least equal to the principal amount, including interest, of the repurchase agreement. To the extent that the term of any repurchase agreement exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are reported as income when the Trust identifies the dividend. Interest income, which includes certain accretion of original discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

FOREIGN CURRENCY TRANSLATIONS - The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

A Portfolio may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Portfolio may, consistent with its investment objective and policies, enter into a foreign currency exchange contract for the purchase or sale (for a fixed amount of U.S. dollars) of an amount of the foreign currency required to settle the security transaction.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Portfolio on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payment amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS - A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by a Portfolio as an unrealized gain or loss. When the Forward is closed, the Portfolio records a gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of Portfolio securities denominated in a foreign currency.

CURRENCY CALL AND PUT OPTIONS - A call option written by a Portfolio obligates the Portfolio to sell specified currency to the option holder at a specified price at any time before the expiration date. A put option written by a Portfolio obligates the Portfolio to purchase specified currency from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Portfolio may, upon exercise of the option, be required to sell currency at a price that is less than its market value or be required to purchase currency at a price that exceeds its market value. A Portfolio may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Portfolio in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price.

DOLLAR ROLL TRANSACTIONS - A Portfolio may enter into dollar roll transactions, in which a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period the Portfolio forgoes principal and interest paid on the securities. The Portfolios account for such dollar rolls as financing transactions, and are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at a future date. To the extent that a Portfolio has commitments under dollar roll transactions, liquid, high grade debt securities are segregated in an amount equivalent to these obligations. There were no dollar roll commitments outstanding at June 30, 1998.

EXPENSES - Expenses directly attributable to a Portfolio are charged to the Portfolio. Expenses not directly attributable to a Portfolio are allocated among the affected Portfolios. Certain costs incurred in connection with the organization of the Trust and each Portfolio have been deferred and are being amortized on a straight line basis over a five year period.

DISTRIBUTIONS TO SHAREHOLDERS - Each of the Portfolios (except the Money Market Portfolio) declares and distributes dividends from net investment income and distributes its net realized capital gains, if any, at least annually. The Money Market Portfolio declares dividends daily and distributes monthly. All distributions are paid in shares of the relevant Portfolio at net asset value. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount, foreign currency transactions, losses deferred due to wash sales, "post October 31 losses" and excise tax regulations. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Portfolio is treated as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. By so qualifying, the Portfolios will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing substantially all of their net investment income, capital gains and certain other amounts during the calendar year, the Portfolios will not be subject to a Federal excise tax.

NOTE 3 - AGREEMENTS AND FEES
As of October 24, 1997, the Trust entered into an Investment Advisory Agreement (the "Agreement") with Equitable Investment Services, Inc. ("EISI") which was assumed by DSI, under which DSI manages the business and affairs of the Portfolios and the Trust. Under the Agreement, each Portfolio pays DSI a monthly fee at the annual rate based on the average daily net assets of each Portfolio as follows:

                                                                       ADVISORY FEES
                                                                       -------------

Money Market Portfolio                      0.375%        of first $50 million
                                            0.35%         in excess of $50 million

Mortgage-Backed Securities Portfolio        0.75%         of first $200 million
                                            0.65%         of next $300 million
                                            0.55%         of next $500 million
                                            0.50%         of next $1 billion
                                            0.40%         in excess of $2 billion

International Fixed Income Portfolio        0.85%         of first $200 million
                                            0.75%         of next $300 million
                                            0.60%         of next $500 million
                                            0.55%         of next $1 billion
                                            0.40%         in excess of $2 billion

OTC, Research & Total Return Portfolios     0.80%         of first $300 million
                                            0.55%         in excess of $300 million

Advantage Portfolio                         0.50%         of first $100 million
                                            0.35%         in excess of $100 million

Value + Growth Portfolio                    0.95%         of first $500 million
                                            0.75%         in excess of $500 million

Growth & Income Portfolio                   0.95%         of first $200 million
                                            0.75%         in excess of $200 million

DSI has assumed the management responsibility under the Sub-Advisory Agreements with Massachusetts Financial Services Company with respect to the OTC, Research and Total Return Portfolios and Robertson, Stephens & Company Investment Management, L.P., with respect to the Value + Growth and Growth & Income Portfolios and DSI has entered into a Sub-Advisory Agreement with Baring International Investment Limited with respect to the International Fixed Income Portfolio; each of whom, under the supervision of DSI, is responsible for the day-to-day investment management of each of the Portfolios. Effective January 2, 1998, ING Investment Management, LLC an affiliate of EISI assumed the portfolio management responsibilities of EISI for the Money Market Portfolio, the Mortgage-Backed Securities Portfolio and the Advantage Portfolio. The fees payable to the sub-advisors under the Sub-Advisory Agreements are borne by DSI, and the Trust does not bear the direct cost of the sub-advisory activities.

Each Trustee of the Trust who is not an interested person of the Trust or Advisor or Sub-Advisor receives an annual fee of $6,000 and an additional fee of $1,500 for each Trustees' meeting attended.

NOTE 4 - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding the Money Market Portfolio and all short-term securities for the Trust, for the six months ended June 30, 1998, were as follows:

                                       Non-U.S.         U.S.         Non-U.S.          U.S.
                                      Government     Government     Government      Government
                                      Purchases      Purchases        Sales           Sales
                                     -----------------------------------------------------------
Mortgage-Backed Securities.......    $         --   $ 8,462,136    $    466,076    $ 4,509,204
International Fixed Income.......       4,898,656            --       2,770,459        734,235
OTC..............................     186,370,709            --     126,662,287             --
Research.........................     221,124,597            --     110,090,328             --
Total Return.....................     172,105,696    62,130,952      62,854,422     46,140,052
Advantage........................              --     1,497,891       1,740,700         49,221
Value + Growth...................     152,147,642            --      99,282,336             --
Growth & Income..................     255,429,413            --     173,324,961             --

]NOTE 4 - INVESTMENT TRANSACTIONS (CONTINUED)
The identified cost of investments in securities and repurchase agreements owned by the Trust for federal income tax purposes and their respective gross unrealized appreciation and depreciation at June 30, 1998 were as follows:

                                                         Gross          Gross           Net
                                        Identified     Unrealized     Unrealized     Unrealized
                                           Cost       Appreciation   Depreciation   Appreciation
                                       ---------------------------------------------------------
Money Market.......................    $ 38,944,898   $        --    $        --    $        --
Mortgage-Backed Securities.........      20,762,691       237,734          2,938        234,796
International Fixed Income.........      14,044,301       329,944        303,307         26,637
OTC................................     185,651,726    26,132,832     15,677,737     10,455,095
Research...........................     363,187,750    69,468,235     11,744,163     57,724,072
Total Return.......................     304,325,435    24,818,887      3,654,571     21,164,316
Advantage..........................      21,290,636        37,022         26,312         10,710
Value + Growth.....................     125,766,101    23,502,531      2,041,456     21,461,075
Growth & Income....................     199,770,643    26,756,331      9,525,424     17,230,907

NOTE 5 - SHAREHOLDER TRANSACTIONS
Transactions in shares and dollars were as follows:

                                                                      MONEY MARKET PORTFOLIO
                                                         SIX MONTHS ENDED                  YEAR ENDED
                                                           JUNE 30, 1998                DECEMBER 31, 1997
                                                    ---------------------------    ---------------------------
                                                      SHARES         DOLLARS         SHARES         DOLLARS
                                                      ------         -------         ------         -------
Shares sold.....................................     64,725,828    $ 64,725,828    102,433,107    $102,433,107
Shares issued to shareholders in reinvestment of
  dividends.....................................        943,797         943,797      1,634,516       1,634,516
Shares redeemed.................................    (61,322,179)    (61,322,179)   (87,620,830)    (87,620,830)
                                                    -----------    ------------    -----------    ------------
Net increase....................................      4,347,446    $  4,347,446     16,446,793    $ 16,446,793
                                                    ===========    ============    ===========    ============

                                                               MORTGAGE-BACKED SECURITIES PORTFOLIO
                                                         SIX MONTHS ENDED                  YEAR ENDED
                                                           JUNE 30, 1998                DECEMBER 31, 1997
                                                    ---------------------------    ---------------------------
                                                      SHARES         DOLLARS         SHARES         DOLLARS
                                                      ------         -------         ------         -------
Shares sold.....................................        604,853    $  6,668,031        673,451    $  7,363,783
Shares issued to shareholders in reinvestment of
  dividends.....................................             --              --        132,084       1,419,276
Shares redeemed.................................       (332,434)     (3,687,401)      (237,370)     (2,554,875)
                                                    -----------    ------------    -----------    ------------
Net increase....................................        272,419    $  2,980,630        568,165    $  6,228,184
                                                    ===========    ============    ===========    ============

                                                                INTERNATIONAL FIXED INCOME PORTFOLIO
                                                            SIX MONTHS ENDED                YEAR ENDED
                                                             JUNE 30, 1998               DECEMBER 31, 1997
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS        SHARES        DOLLARS
                                                         ------        -------        ------        -------
Shares sold........................................       424,886    $  4,509,286      574,229    $  6,192,469
Shares issued to shareholders in reinvestment of
  dividends........................................            --              --      123,463       1,314,326
Shares redeemed....................................      (175,524)     (1,861,021)    (519,578)     (5,599,175)
                                                       ----------    ------------    ---------    ------------
Net increase.......................................       249,362    $  2,648,265      178,114    $  1,907,620
                                                       ==========    ============    =========    ============

                                                                           OTC PORTFOLIO
                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                            JUNE 30, 1998               DECEMBER 31, 1997
                                                      --------------------------    --------------------------
                                                        SHARES        DOLLARS         SHARES        DOLLARS
                                                        ------        -------         ------        -------
Shares sold.......................................     3,700,352    $ 66,535,786     4,441,443    $ 67,796,730
Shares issued to shareholders in reinvestment of
  dividends.......................................            --              --       453,828       6,811,842
Shares redeemed...................................      (392,702)     (7,096,154)   (1,059,015)    (16,500,271)
                                                      ----------    ------------    ----------    ------------
Net increase......................................     3,307,650    $ 59,439,632     3,836,256    $ 58,108,301
                                                      ==========    ============    ==========    ============

                                                                         RESEARCH PORTFOLIO
                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                            JUNE 30, 1998               DECEMBER 31, 1997
                                                      --------------------------    --------------------------
                                                        SHARES        DOLLARS         SHARES        DOLLARS
                                                        ------        -------         ------        -------
Shares sold.......................................     7,830,982    $157,200,236     8,748,698    $151,457,707
Shares issued to shareholders in reinvestment of
  dividends.......................................            --              --       547,082       9,454,599
Shares redeemed...................................    (1,116,611)    (22,144,848)     (786,315)    (13,374,627)
                                                      ----------    ------------    ----------    ------------
Net increase......................................     6,714,371    $135,055,388     8,509,465    $147,537,679
                                                      ==========    ============    ==========    ============

                                                                       TOTAL RETURN PORTFOLIO
                                                            SIX MONTHS ENDED                YEAR ENDED
                                                             JUNE 30, 1998               DECEMBER 31, 1997
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS        SHARES        DOLLARS
                                                         ------        -------        ------        -------
Shares sold........................................     7,746,415    $125,388,267    6,753,656    $ 99,379,611
Shares issued to shareholders in reinvestment of
  dividends........................................            --              --      498,505       7,367,301
Shares redeemed....................................       (37,873)       (603,159)    (157,164)     (2,344,586)
                                                       ----------    ------------    ---------    ------------
Net increase.......................................     7,708,542    $124,785,108    7,094,997    $104,402,326
                                                       ==========    ============    =========    ============

                                                                         ADVANTAGE PORTFOLIO
                                                            SIX MONTHS ENDED                YEAR ENDED
                                                             JUNE 30, 1998               DECEMBER 31, 1997
                                                       --------------------------    -------------------------
                                                         SHARES        DOLLARS        SHARES        DOLLARS
                                                         ------        -------        ------        -------
Shares sold........................................       624,174    $  6,649,105    1,027,871    $ 10,963,172
Shares issued to shareholders in reinvestment of
  dividends........................................            --              --      126,816       1,328,534
Shares redeemed....................................      (338,142)     (3,610,608)    (850,644)     (9,124,398)
                                                       ----------    ------------    ---------    ------------
Net increase.......................................       286,032    $  3,038,497      304,043    $  3,167,308
                                                       ==========    ============    =========    ============

                                                                      VALUE + GROWTH PORTFOLIO
                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                            JUNE 30, 1998               DECEMBER 31, 1997
                                                      --------------------------    --------------------------
                                                        SHARES        DOLLARS         SHARES        DOLLARS
                                                        ------        -------         ------        -------
Shares sold.......................................     4,247,220    $ 61,309,471     5,752,136    $ 78,025,275
Shares issued to shareholders in reinvestment of
  dividends.......................................            --              --        19,194         218,281
Shares redeemed...................................      (604,904)     (8,569,448)   (1,439,264)    (19,118,849)
                                                      ----------    ------------    ----------    ------------
Net increase......................................     3,642,316    $ 52,740,023     4,332,066    $ 59,124,707
                                                      ==========    ============    ==========    ============

                                                                      GROWTH & INCOME PORTFOLIO
                                                           SIX MONTHS ENDED                 YEAR ENDED
                                                             JUNE 30, 1998              DECEMBER 31, 1997
                                                       -------------------------    --------------------------
                                                         SHARES        DOLLARS        SHARES        DOLLARS
                                                         ------        -------        ------        -------
Shares sold........................................     5,461,268    $84,839,515     6,421,112    $ 91,268,138
Shares issued to shareholders in reinvestment of
  dividends........................................            --             --       746,751      10,730,642
Shares redeemed....................................      (275,530)    (4,144,089)   (1,282,562)    (17,584,639)
                                                       ----------    -----------    ----------    ------------
Net increase.......................................     5,185,738    $80,695,426     5,885,301    $ 84,414,141
                                                       ==========    ===========    ==========    ============

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS
At June 30, 1998, the outstanding forward exchange currency contracts, which contractually obligate the Trust to deliver currencies at a specified date, were as follows:

INTERNATIONAL FIXED INCOME PORTFOLIO

                                    U.S. DOLLAR
                                      COST ON                       UNREALIZED
CURRENCY    CURRENCY   SETTLEMENT   ORIGINATION    U.S. DOLLAR    APPRECIATION/
PURCHASED     SOLD        DATE         DATE       CURRENT VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
   GBP        USD      07/17/1998   $  524,067     $  534,708        $10,641
   SEK        USD      07/22/1998      236,000        235,211           (789)
   DKK        USD      08/14/1998      295,000        293,872         (1,128)
   NLG        USD      09/14/1998      690,000        689,911            (89)
   AUD        USD      09/17/1998      205,059        209,611          4,552
                                    ----------     ----------        -------
                                    $1,950,126     $1,963,313        $13,187

                                    U.S. DOLLAR
                                      COST ON
CURRENCY   CURRENCY    SETTLEMENT   ORIGINATION    U.S. DOLLAR     UNREALIZED
  SOLD     PURCHASED      DATE         DATE       CURRENT VALUE   APPRECIATION
-------------------------------------------------------------------------------
  USD         GBP      07/17/1998   $  973,000     $  972,277        $   723
  USD         CAD      07/30/1998      130,054        128,417          1,637
  USD         AUD      09/17/1998      210,374        209,611            763
                                    ----------     ----------        -------
                                    $1,313,428     $1,310,305        $ 3,123
Net Unrealized Appreciation of Forward Foreign Currency
  Contracts....................................................      $16,310
                                                                     -------

GLOSSARY OF TERMS
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Kroner
GBP - Great British Pound
NLG - Dutch Guilder
SEK - Swedish Krona
USD - United States Dollar

NOTE 7 - CAPITAL LOSS CARRYFORWARDS
For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards as of December 31, 1997 which are available to offset future capital gains, if any:

                                              EXPIRING
                                              IN 2005
                                              --------
Money Market Portfolio....................    $  3,127
Mortgage-Backed Securities Portfolio......      17,966
Value + Growth Portfolio..................     171,187

NOTE 8 - SUBSEQUENT EVENT

On August 14, 1998, the consolidation of the Equi-Select Series Trust into The GCG Trust took place at no cost to contract holders. The separate accounts investing in the Equi-Select Series Trust Portfolios substituted shares of similar GCG Trust series for shares of the Equi-Select Series Trust Portfolios as described in the current prospectuses for your variable contract and the Trusts.

The following substitutions have occurred:

        EQUI-SELECT SERIES TRUST PORTFOLIO REPLACED                GCG SUBSTITUTED SERIES
        -------------------------------------------                ----------------------
Growth & Income Portfolio                                       Growth & Income Series
Research Portfolio                                              Research Series
Total Return Portfolio                                          Total Return Series
Value + Growth Portfolio                                        Value + Growth Series
International Fixed Income Portfolio                            Global Fixed Income Series
OTC Portfolio                                                   Mid-Cap Growth Series
Money Market Portfolio                                          Liquid Asset Series
Mortgage-Backed Securities Portfolio                            Limited Maturity Bond Series
Advantage Portfolio                                             Limited Maturity Bond Series

As of August 14, 1998, none of the Portfolios of the Equi-Select Series Trust are available as an investment option, but additional Series of the GCG Trust similar to the Portfolios of the Equi-Select Series Trust are now available as investment options.

                            EQUI-SELECT SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders of the International Fixed Income Portfolio (the "Portfolio") held on April 28, 1998, the following actions were taken:

(1) The new Portfolio Management Agreement with the Portfolio, DSI and Baring International Investment Limited was approved by the shareholders of the Series as follows:

                                                                       AGAINST OR
                                                             FOR        WITHHELD      ABSTAINED        TOTAL
                                                          ----------------------------------------------------
                                                          1,139,273      9,677          68,122       1,217,072

                            EQUI-SELECT SERIES TRUST

                            ------------------------

                        TRUSTEES AND EXECUTIVE OFFICERS
                   Frederick S. Hubbell, President and Chair
                           J. Michael Earley, Trustee
                         R. Barbara Gitenstein, Trustee
                          Elizabeth J. Newell, Trustee
                          Stanley B. Seidler, Trustee
                          Myles R. Tashman, Secretary

                            ------------------------

                Sutherland, Asbill & Brennan LLP, Legal Counsel
                  Directed Services, Inc., Investment Adviser
                    Ernst & Young, LLP, Independent Auditors

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts.

         The PrimeElite Variable Annuity is distributed by Equitable of
                         Iowa Securities Network, Inc.,
           an affiliate of Equitable Life Insurance Company of Iowa.

                            EQUI-SELECT SERIES TRUST

                    909 LOCUST - DES MOINES, IA - 50309-2899


                                                                   Bulk Rate
EQUI-SELECT SERIES TRUST                                          U.S. Postage
       909 LOCUST                                                     PAID
DES MOINES, IA 50309-2899                                        Des Moines, IA
                                                                 Permit No. 3361